Exhibit 10.45

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of November 10, 2004, by and among BroadVision, Inc., a Delaware corporation, with headquarters located at 585 Broadway, Redwood City, CA 94063 (the ”Company”), and the investors listed on the Schedule of Buyers attached hereto (individually, a “Buyer” and collectively, the “Buyers”).

WHEREAS:

A.                                   The Company and each Buyer is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act.

B.                                     The Company has authorized a new series of senior subordinated secured convertible notes of the Company, which notes shall be convertible into the Company’s common stock, $.0001 par value per share (the ”Common Stock”), in accordance with the terms of such notes.

C.                                     Each Buyer wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) that aggregate principal amount of notes, in substantially the form attached hereto as Exhibit A (as amended or modified from time to time, collectively, the “Initial Notes”), set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers (which aggregate amount for all Buyers shall be $16,000,000) (as converted, collectively, the “Initial Conversion Shares”), (ii) warrants, in substantially the form attached hereto as Exhibit B (the “Warrants”), to acquire up to that number of additional shares of Common Stock set forth opposite such Buyer’s name in column (4) of the Schedule of Buyers (as exercised, collectively, the ”Warrant Shares”) and (iii) a right, in substantially the form attached hereto as Exhibit C (the “Additional Investment Rights”), to acquire up to that principal amount of additional notes, in substantially the form attached hereto as Exhibit D (as amended or modified from time to time, collectively, the “Additional Notes” and together with the Initial Notes and any senior subordinated secured convertible notes issued in replacement of the Initial Notes or the Additional Notes in accordance with the terms thereof, the “Notes”), set forth opposite such Buyer’s name in column (5) on the Schedule of Buyers (such Additional Notes as converted, the “Additional Conversion Shares” and together with the Initial Conversion Shares, the “Conversion Shares”).

D.                                    The Notes bear interest that, at the option of the Company, subject to certain conditions, may be paid in shares of Common Stock (the “Interest Shares”).

E.                                      Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached hereto as Exhibit E (as amended or modified from time to time in accordance with its terms, the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights with respect to the Conversion Shares, the Warrant Shares and the Interest Shares under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

F.                                      The Notes, the Conversion Shares, the Interest Shares, the Warrants, the Warrant Shares and the Additional Investment Rights collectively are referred to herein as the “Securities”.

G.                                     The Notes will be (i) subordinated to the Senior Indebtedness (as defined in the Notes), but will rank senior to or pari passu with all other outstanding and future indebtedness of the Company, (ii) secured by a perfected security interest in all of the assets of the Company and in all of the assets of the “Existing Subsidiaries” as evidenced by (and as defined in) the Pledge and Security Agreement in favor of Portside Growth & Opportunity  Fund, a company organized under the laws of the Cayman Islands, in its capacity as collateral agent (in such capacity, the “Senior Agent”) for the Buyers hereto and for the other holders of the Securities, in the form attached hereto as Exhibit F (as amended or modified from time to time, the “Pledge and Security Agreement”) which security interest shall be senior to all other security interests therein, except those security interests securing the Senior Indebtedness, and (iii) guaranteed by the Guarantee of each of the Existing Subsidiaries, in the form attached hereto as Exhibit G (such Guaranty, together with the Pledge and Security Agreement, as each may amended or modified from time to time, collectively, the “Security Documents”).

NOW, THEREFORE, the Company and each Buyer hereby agree as follows:

1.                                       PURCHASE AND SALE OF NOTES, WARRANTS AND ADDITIONAL INVESTMENT RIGHTS.

(a)                                  Purchase of Notes, Warrants and Additional Investment Rights.

(i)                                     Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Company on the Closing Date (as defined below), (A) one or more Notes with an aggregate principal amount as is set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers, (B) one or more Warrants to acquire up to that number of Warrant Shares as is set forth opposite such Buyer’s name in column (4) on the Schedule of Buyers and (C) Additional Investment Rights to acquire up to that principal amount of Additional Notes as is set forth opposite such Buyer’s name in column (5) on the Schedule of Buyers (the “Closing”).

(ii)                                  Closing.  The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., New York City time, on November     , 2004 (or such later date as is mutually agreed to by the Company and each Buyer) after notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below, at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022.

(iii)                               Purchase Price.  The aggregate purchase price for the Notes, the Warrants and the Additional Investment Rights to be purchased by each Buyer at the Closing (the “Purchase Price”) shall be the amount set forth opposite such Buyer’s name in column (6) of the Schedule of Buyers.  Each Buyer shall pay $1.00 for each $1.00 of principal amount of Initial Notes and related Warrants and Additional Investment Rights to be purchased by such Buyer at the Closing.

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(b)                                 Form of Payment.  On the Closing Date, (i) each Buyer shall pay its Purchase Price to the Company for the Initial Notes, the Warrants and the Additional Investment Rights to be issued and sold to such Buyer at the Closing, by wire transfer of immediately available funds in accordance with the Company’s written wire instructions, and (ii) the Company shall deliver to each Buyer (A) the Initial Notes (allocated in the principal amounts as such Buyer shall request) which such Buyer is then purchasing, (B) the Warrants (allocated in the amounts as such Buyer shall request) such Buyer is purchasing and (C) the Additional Investment Rights (allocated in the amounts as such Buyer shall request) such Buyer is purchasing, in each case duly executed on behalf of the Company and registered in the name of such Buyer or its designee.

2.                                       BUYERS’ REPRESENTATIONS AND WARRANTIES.

Each Buyer represents and warrants with respect to only itself that:

(a)                                  No Sale or Distribution.  Such Buyer is acquiring the Notes, the Warrants and the Additional Investment Rights, and upon conversion of the Notes and exercise of the Warrants (other than pursuant to a Cashless Exercise (as defined in the Warrants)) and Additional Investment Rights, will acquire the Conversion Shares issuable upon conversion of the Notes, the Warrant Shares issuable upon exercise of the Warrants and the Additional Notes issuable upon exercise of the Additional Investment Rights, for its own account and not with a view towards, or for resale in connection with, the sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.  Such Buyer is acquiring the Securities hereunder in the ordinary course of its business.  Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

(b)                                 Accredited Investor Status.  Such Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

(c)                                  Reliance on Exemptions.  Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

(d)                                 Information.  Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested by such Buyer.  Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company.  Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer’s right to rely on the Company’s representations and warranties contained herein.  Such Buyer understands that its

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investment in the Securities involves a high degree of risk and is able to afford a complete loss of such investment.  Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(e)                                  No Governmental Review.  Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(f)                                    Transfer or Resale.  Such Buyer understands that except as provided in the Registration Rights Agreement:  (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act, as amended, (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person (as defined in Section 3(s)) through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

(g)                                 Legends.  Such Buyer understands that the certificates or other instruments representing the Notes, Warrants and Additional Investment Rights and, until such time as the resale of the Conversion Shares and the Warrant Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Conversion Shares and the Warrant Shares, except as set forth below, shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES

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ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Securities are registered for resale under the 1933 Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act, or (iii) such holder provides the Company with reasonable assurance that the Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A.

(h)                                 Validity; Enforcement.  This Agreement, the Registration Rights Agreement and the Security Documents to which such Buyer is a party have been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(i)                                     No Conflicts.  The execution, delivery and performance by such Buyer of this Agreement, the Registration Rights Agreement and the Security Documents to which such Buyer is a party and the consummation by such Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Buyer or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

(j)                                     Residency.  Such Buyer is a resident of that jurisdiction specified below its address on the Schedule of Buyers.

(k)                                  Ownership of Common Stock.  Neither such Buyer nor any of its affiliates beneficially owns any Common Stock of the Company as of the date hereof.

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(l)                                     Agents.  Such Buyer acknowledges that it has been informed by the Company that each Agent (as defined in Section 3(g)) makes a market in the Company’s securities and that Kaufman Bros. L.P., provides research coverage on the Company.

3.                                       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each of the Buyers that:

(a)                                  Organization and Qualification.  Except as set forth on Schedule 3(a), the Company and its “Subsidiaries” (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns 50% or more of the outstanding capital stock or holds an equity or similar interest representing 50% or more of the outstanding equity or similar interest of such entity) are entities duly organized and validly existing and, to the extent legally applicable, in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted.  Except as set forth on Schedule 3(a), each of the Company and its Subsidiaries is duly qualified as a foreign entity to do business and, to the extent legally applicable, is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.  As used in this Agreement, “Material Adverse Effect” means any material adverse effect on the business, properties, assets, operations, results of operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or on the transactions contemplated hereby and in the Security Documents or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined below).  The Company has no Subsidiaries except as set forth on Schedule 3(a).

(b)                                 Authorization; Enforcement; Validity.  The Company has the requisite power and authority to enter into and perform its obligations under this Agreement, the Notes, the Registration Rights Agreement, the Security Documents, the Irrevocable Transfer Agent Instructions (as defined in Section 5(b)), the Warrants, the Additional Investment Rights and the Voting Agreement (as defined in Section 4(q)) (collectively, the “Transaction Documents”) and to issue the Securities in accordance with the terms hereof and thereof.  The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Notes, the Warrants and the Additional Investment Rights, the reservation for issuance and the issuance of the Conversion Shares issuable upon conversion of the Notes, the reservation for issuance and issuance of Warrant Shares issuable upon exercise of the Warrants, and the granting of a security interest in the Collateral (as defined in the Security Documents) have been duly authorized by the Company’s Board of Directors and, other than the filings specified in Section 3(e), no further filing, consent, or authorization is required by the Company, its Board of Directors or its stockholders.  This Agreement and the other Transaction Documents of even date herewith have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar

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laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.  As of the date of issuance of any Additional Notes, such Additional Notes shall have been duly executed and delivered by the Company, and shall constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditor’s rights and remedies.

(c)                                  Issuance of Securities.  The issuance of the Notes, the Warrants and the Additional Investment Rights are duly authorized and are free from all taxes, liens and charges with respect to the issue thereof.  As of the Closing, a number of shares of Common Stock shall have been duly authorized and reserved for issuance which equals or exceeds 150% of the aggregate of the maximum number of shares Common Stock:  (i) issuable as Interest Shares pursuant to the terms of the Notes as of the trading day immediately preceding the Closing Date, (ii) issuable upon conversion of the Notes pursuant to Section 3 of the Notes as of the trading day immediately preceding the Closing Date and (iii) issuable upon exercise of the Warrants as of the trading day immediately preceding the Closing Date.  Upon issuance or conversion in accordance with the Notes or exercise in accordance with the Warrants, as the case may be, the Interest Shares, the Conversion Shares and the Warrant Shares, respectively, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.  Assuming the accuracy of each of the representations and warranties set forth in Section 2 of this Agreement, the offer and issuance by the Company of the Initial Notes, Warrants and Additional Investment Rights is exempt from registration under the 1933 Act.

(d)                                 No Conflicts.  The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes, the Warrants and the Additional Investment Rights, the granting of a security interest in the Collateral (as defined in the Security Documents) and reservation for issuance and issuance of the Interest Shares, the Conversion Shares and the Warrant Shares) will not (i) result in a violation of any certificate of incorporation, certificate of formation, any certificate of designations or other constituent documents of the Company or any of is Subsidiaries, any capital stock of the Company or any of its Subsidiaries or bylaws of the Company or any of its Subsidiaries or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any material respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Nasdaq National Market (the “Principal Market”)) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except, in the case of clause (iii), for such violations as would not be reasonably expected to have a Material Adverse Effect.

(e)                                  Consents.  The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any

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regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms hereof or thereof, except for the following consents, authorizations, orders, filings and registrations (none of which is required to be filed or obtained before the Closing):  (i) the filing of appropriate UCC financing statements with the appropriate states and authorities pursuant to the Pledge and Security Agreement, (ii) the filing with the SEC of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement and (iii) the filing of a listing application for the Conversion Shares, Interest Shares and Warrant Shares with the Principal Market, which shall be done pursuant to the rules of the Principal Market.  The Company and its Subsidiaries are unaware of any facts or circumstances that might prevent the Company from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence.  The Company is not in violation of the listing requirements of the Principal Market and has no knowledge of any facts that would reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.

(f)                                    Acknowledgment Regarding Buyer’s Purchase of Securities.  The Company acknowledges and agrees that each Buyer is acting solely in the capacity of arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby.  The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Securities.  The Company further represents to each Buyer that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

(g)                                 No General Solicitation; Placement Agent’s Fees.  Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.  The Company acknowledges that it has engaged Thomas Weisel Partners LLC and Kaufman Bros., L.P. as placement agents (the “Agents”) in connection with the sale of the Securities.  Other than the Agents, the Company has not engaged any placement agent or other agent in connection with the sale of the Securities.

(h)                                 No Integrated Offering.  None of the Company, its Subsidiaries, any of their affiliates, and any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated.  None of the Company, its Subsidiaries, their affiliates and any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings.

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(i)                                     Dilutive Effect.  The Company understands and acknowledges that the number of Conversion Shares issuable upon conversion of the Notes and the Warrant Shares issuable upon exercise of the Warrants will increase in certain circumstances.  The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Notes in accordance with this Agreement and the Notes and its obligation to issue the Warrant Shares upon exercise of the Warrants in accordance with this Agreement and the Warrants is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

(j)                                     Application of Takeover Protections; Rights Agreement.  The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the jurisdiction of its formation which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and any Buyer’s ownership of the Securities.  The Company has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

(k)                                  SEC Documents; Financial Statements.  During the two (2) years prior to the date hereof, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”).  The Company has delivered to the Buyers or their respective representatives true, correct and complete copies of the SEC Documents not available on the EDGAR system (other than any correspondence filed by the Company with the SEC, including without limitation, any confidential treatment requests).  As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.  Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).  No other information provided by or on behalf of the Company to the Buyers which is not included in the SEC Documents, including, without limitation, information referred to in Section 2(d) of this Agreement, contains any untrue statement of a material fact or omits to state any material fact

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necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

(l)                                     Absence of Certain Changes.  Since December 31, 2003, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or otherwise) or results of operations of the Company or its Subsidiaries.  Except as disclosed in Schedule 3(l), since December 31, 2003, the Company has not (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, in excess of $100,000 outside of the ordinary course of business or (iii) had capital expenditures, individually or in the aggregate, in excess of $500,000.  The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact that would reasonably lead a creditor to do so.  Except as disclosed in Schedule 3(l), the Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below).  For purposes of this Section 3(l), “Insolvent” means, with respect to any Person (as defined in Section 3(s)), (i) the present fair saleable value of such Person’s assets is less than the amount required to pay such Person’s total Indebtedness (as defined in Section 3(s)), (ii) the Company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) such Person intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) such Person has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

(m)                               No Undisclosed Events, Liabilities, Developments or Circumstances.  No event, liability, development or circumstance has occurred or exists, or is contemplated to occur with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

(n)                                 Conduct of Business; Regulatory Permits.  Neither the Company nor its Subsidiaries is in violation of any term of or in default under its Certificate of Incorporation or Bylaws or their organizational charter or certificate of incorporation or bylaws, respectively.  Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except for possible violations which would not, individually or in the aggregate, have a Material Adverse Effect.  Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that would reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future.  Since December 31, 2003, (i) the Common Stock has been designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) the Company has received no communication, written or oral, from the SEC or the Principal

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Market regarding the suspension or delisting of the Common Stock from the Principal Market.  The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(o)                                 Foreign Corrupt Practices.  Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(p)                                 Sarbanes-Oxley Act.  The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof, except where such noncompliance would not have, individually or in the aggregate, a Material Adverse Effect.

(q)                                 Transactions With Affiliates.  Except as set forth in the SEC Documents filed at least two days prior to the date hereof and other than the grant of stock options disclosed on Schedule 3(r), none of the officers, directors or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

(r)                                    Equity Capitalization.  As of the date hereof, the authorized capital stock of the Company consists of (i) 2,000,000,000 shares of Common Stock, of which as of the date hereof, 33,743,008 are issued and outstanding, 10,436,668 shares are reserved for issuance pursuant to the Company’s stock option and purchase plans and 709,628 shares are reserved for issuance pursuant to securities (other than the Notes and the Warrants) exercisable or exchangeable for, or convertible into, shares of Common Stock and (ii) 10,000,000 shares of preferred stock, $.0001 par value per share, of which as of the date hereof none of which is issued and outstanding or reserved for issuance.  All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable.  Except as disclosed in Schedule 3(r): (i) none of the Company’s share capital is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of

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any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any share capital of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional share capital of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any share capital of the Company or any of its Subsidiaries; (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness (as defined in Section 3(s)) of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (iv) there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with the Company; (v) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement); (vi) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (ix) the Company and its Subsidiaries have no liabilities or obligations required to be disclosed in the SEC Documents but not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s or its Subsidiaries’ respective businesses and which, individually or in the aggregate, do not or would not have a Material Adverse Effect.  The Company has made available to the Buyer true, correct and complete copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s Bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and the terms of all securities convertible into, or exercisable or exchangeable for, shares of Common Stock and the material rights of the holders thereof in respect thereto.

(s)                                  Indebtedness and Other Contracts.  Except as disclosed in Schedule 3(s), neither the Company nor any of its Subsidiaries (i) has any outstanding Indebtedness (as defined below), (ii) is a party to any contract, agreement or instrument, the reasonably foreseeable violation of which, or reasonably foreseeable default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) is in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect.  Schedule 3(s) provides a detailed description of the material terms of any such outstanding Indebtedness.  For purposes of this Agreement:  (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including (without limitation) “capital leases” in accordance with generally accepted accounting principals (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or

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payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(t)                                    Absence of Litigation.  Except as set forth in Schedule 3(t), there is no action, suit, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, the Common Stock or any of the Company’s Subsidiaries or any of the Company’s or the Company’s Subsidiaries’ officers or directors in their capacities as such.

(u)                                 Insurance.  The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged.  Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(v)                                 Employee Relations.  (i)  Except as disclosed in Schedule 3(v), neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union.  The Company and its Subsidiaries believe that their relations with their employees are good.  Except as disclosed in Schedule 3(v), no executive officer of the Company (as defined in Rule 501(f) of the 1933 Act) has notified the Company

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that such officer intends to leave the Company or otherwise terminate such officer’s employment with the Company.  No executive officer of the Company, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.

(ii)                                  The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(w)                               Title.  The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries.   Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

(x)                                   Intellectual Property Rights.  The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, service marks and all applications and registrations therefor, trade names, patents, patent rights, copyrights, original works of authorship, inventions, trade secrets and other intellectual property rights (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted.  Except as set forth in Schedule 3(x), none of the Company’s registered, or applied for, Intellectual Property Rights have expired or terminated or have been abandoned, or are expected to expire or terminate or expected to be abandoned, within three years from the date of this Agreement.  The Company does not have any knowledge of any infringement by the Company or its Subsidiaries of Intellectual Property Rights of others.  There is no claim, action or proceeding being made or brought, or to the knowledge of the Company, being threatened in writing, against the Company or its Subsidiaries regarding its Intellectual Property Rights.  The Company is unaware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings.  The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

(y)                                 Environmental Laws.  The Company and its Subsidiaries (i) are in compliance with any and all Environmental Laws (as hereinafter defined), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material

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Adverse Effect.  The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(z)                                   Subsidiary Rights.  Except as set forth in Schedule 3(z), the Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary.

(aa)                            Tax Status.  Except as set forth in Schedule 3(aa), the Company and each of its Subsidiaries (i) has made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply.  There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

(bb)                          Internal Accounting Controls.  The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference.

(cc)                            Ranking of Notes.  Except as set forth on Schedule (cc), and except for Indebtedness relating to equipment financings secured only by financed equipment (none of such Indebtedness exceeding $50,000 in each instance or $100,000 in the aggregate), no Indebtedness of the Company is senior to or ranks pari passu with the Notes in right of payment, whether with respect of payment of redemptions, interest, damages or upon liquidation or dissolution or otherwise.

(dd)                          Manipulation of Price.  The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate

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the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities (other than to the Agents), or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

(ee)                            Disclosure.  The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers or their agents or counsel with any information that constitutes material, nonpublic information.  The Company understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in securities of the Company.  All disclosure provided to the Buyers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.  Each press release issued by the Company during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

(ff)                                Schedule 3(ff) sets forth the Cash Balances of the Company as of September 30, 2004 and the pro forma Cash Balances after taking into account the Closing and the payments required in connection with the restructuring of certain of the Company’s leases listed on Schedule 3(ff) in the respective amounts shown therein.  For purposes of this Section, “Cash Balances” shall mean, at any date, the difference between (A) aggregate amount of all cash and cash equivalents (not including restricted cash) and short term investments shown or reflected on the Company’s balance sheet as at such date minus (B) the unpaid principal balance of the Permitted Indebtedness (as defined in the Notes) on such date.

4.                                       COVENANTS.

(a)                                  Best Efforts.  Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

(b)                                 Form D and Blue Sky.  The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing.  The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date.  The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date; provided, however, that the Company

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shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction.

(c)                                  Reporting Status.  Until the date on which the Investors (as defined in the Registration Rights Agreement) shall have sold all the Conversion Shares, Warrant Shares and Interest Shares and none of the Notes, Warrants or Additional Investment Rights is outstanding (the “Reporting Period”), and other than in accordance with the Notes, Warrants and the Additional Investment Rights, the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall continue to timely file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise no longer require such filings.

(d)                                 Use of Proceeds.  The Company will use the proceeds from the sale of the Securities for general working capital purposes and to fund the Company’s lease restructuring efforts.  The Company will not use the proceeds from the sale of the Securities for the (i) repayment of any outstanding Indebtedness of the Company or any of its Subsidiaries or (ii) redemption or repurchase of any of its equity securities.

(e)                                  Financial Information.  The Company agrees to send the following to each Investor during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K or 10-KSB, any interim reports or any consolidated balance sheets, income statements, stockholders’ equity statements and/or cash flow statements for any period other than annual, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, (ii) on the same day as the release thereof, facsimile copies of all press releases issued by the Company or any of its Subsidiaries, and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders; provided, however, that the Company shall have no obligation hereunder to provide copies of any correspondence filed with the SEC, including, without limitation, any confidential treatment requests. For purposes of this Agreement, “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(f)                                    Listing.  The Company shall promptly secure the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed and in accordance with the Notes, Warrants and Additional Investment Rights, such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents.  The Company shall maintain the Common Stocks’ authorization for quotation on the Principal Market.  Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market; provided, however, that the Company makes no covenant regarding the trading price of the Common Stock.  The Company

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shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(f).

(g)                                 Fees.  Subject to Section 8 below, at the Closing, the Company shall pay an expense allowance to Portside Growth & Opportunity Fund (a Buyer) or its designee(s) (in addition to any other expense amounts paid to any Buyer prior to the date of this Agreement) to cover expenses reasonably incurred by Portside Growth & Opportunity Fund or any professionals engaged by Portside Growth & Opportunity Fund in relation to due diligence and investment documentation, in an amount not to exceed $100,000, which amount shall be withheld by such Buyer from its Purchase Price at the Closing.  The Company shall also reimburse Portside Growth & Opportunity Fund for the costs of performing UCC, tax and judgment lien searches and searches with the United States Patent and Trademark Office, in an amount not to exceed $3,000, which costs shall not be deducted from the expense reimbursement set forth in the immediately preceding sentence.  The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or broker’s commissions (other than for Persons engaged by any Buyer) relating to or arising out of the transactions contemplated hereby, including, without limitation, any fees or commissions payable to the Agents.  The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorney’s fees and out of pocket expenses) arising in connection with any claim relating to any such payment.  Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyers.

(h)                                 Pledge of Securities.  The Company acknowledges and agrees that the Securities may be pledged by an Investor (as defined in the Registration Rights Agreement) in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities.  The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, Section 2(f) hereof; provided that an Investor and its pledgee shall be required to comply with the provisions of Section 2(f) hereof in order to effect a sale, transfer or assignment of Securities to such pledgee.  The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by an Investor.

(i)                                     Disclosure of Transactions and Other Material Information.  On or before 8:30 a.m., New York time, on the Closing Date, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching the material Transaction Documents (including, without limitation, this Agreement (and all schedules to this Agreement), the form of each of the Notes, the form of Warrant, the form of Additional Investment Right, the Registration Rights Agreement, the Voting Agreement and the Security Documents) as exhibits to such filing (including all attachments, the “8-K Filing”).  From and after the filing of the 8-K Filing with the SEC, no Buyer shall be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing.  The

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Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide any Buyer with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing with the SEC without the express written consent of such Buyer.  If a Buyer has, or believes it has, received any such material, nonpublic information regarding the Company or any of its Subsidiaries, it shall provide the Company with written notice thereof.  The Company shall, within five (5) Trading Days of receipt of such notice, make public disclosure of such material, nonpublic information.  In the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, a Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, nonpublic information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents.  No Buyer shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents for any such disclosure.  Subject to the foregoing, neither the Company nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release).

(j)                                     Restriction on Redemption and Cash Dividends.  So long as any Notes or Additional Investment Rights are outstanding, the Company shall not, directly or indirectly, redeem, or declare or pay any cash dividend or distribution on, the Common Stock without the prior express written consent of the holders of Notes representing not less than a majority of the aggregate principal amount of the then outstanding Notes.

(k)                                  Additional Notes; Variable Securities; Dilutive Issuances.  So long as any Buyer beneficially owns any Securities, the Company will not issue any Notes other than to the Buyers as contemplated hereby and the Company shall not issue any other securities that would cause a breach or default under the Notes.  For so long as any Notes, Additional Investment Rights or Warrants remain outstanding, the Company shall not, in any manner, issue or sell any rights, warrants or options to subscribe for or purchase Common Stock or directly or indirectly convertible into or exchangeable or exercisable for Common Stock at a price which varies or may vary with the market price of the Common Stock, including by way of one or more reset(s) to any fixed price unless the conversion, exchange or exercise price of any such security cannot be less than the then applicable Conversion Price (as defined in the Notes) with respect to the Common Stock into which any Note is convertible or the then applicable Exercise Price (as defined in the Warrants) with respect to the Common Stock into which any Warrant is exercisable.  For so long as any Notes, Warrants or Additional Investment Rights remain outstanding, the Company shall not, in any manner, enter into or affect any Dilutive Issuance (as defined in the Notes) if the effect of such Dilutive Issuance is to cause the Company to be required to issue upon

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conversion of any Note or exercise of any Warrant any shares of Common Stock in excess of that number of shares of Common Stock which the Company may issue upon conversion of the Notes, including the Additional Notes, and exercise of the Warrants without breaching the Company’s obligations under the rules or regulations of the Principal Market.

(l)                                     Corporate Existence.  So long as any Buyer beneficially owns any Securities, the Company shall not be party to any Fundamental Transaction (as defined in the Notes) unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes, the Warrants and the Additional Investment Rights.

(m)                               Reservation of Shares.  The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, after the Closing Date, 150% of the number of Interest Shares issuable pursuant to the terms of the Notes, shares of Common Stock issuable upon conversion of all of the Notes (including the Additional Notes) and shares of Common Stock issuable upon exercise of the Warrants.

(n)                                 Conduct of Business.  The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect.

(o)                                 Additional Issuances of Securities.

(i)                                     For purposes of this Section 4(o), the following definitions shall apply.

(1)                                  “Convertible Securities” means any stock or securities (other than Options) convertible into or exercisable or exchangeable for shares of Common Stock.

(2)                                  “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(3)                                  “Common Stock Equivalents” means, collectively, Options and Convertible Securities.

(ii)                                  From the date hereof until the date that is 90 Trading Days (as defined in the Notes) following the Effective Date (as defined in the Registration Rights Agreement) (the “Trigger Date”), the Company will not, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or its Subsidiaries’ equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for shares of Common Stock or Common Stock Equivalents (any such offer, sale, grant, disposition or announcement being referred to as a “Subsequent Placement”).

(iii)                               From the Trigger Date until the date that the Buyers no longer hold any Notes or Additional Investment Rights, the Company will not, directly or indirectly, effect any Subsequent Placement unless the Company shall have first complied with this Section 4(o)(iii).

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(1)                                  The Company shall deliver to each Buyer a written notice (the ”Offer Notice”) of any proposed or intended issuance or sale or exchange (the ”Offer”) of the securities being offered (the “Offered Securities”) in a Subsequent Placement, which Offer Notice shall (w) identify and describe the Offered Securities, (x) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (y) identify the persons or entities (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (z) offer to issue and sell to or exchange with such Buyers a pro rata portion of 30% of the Offered Securities allocated among such Buyers (a) based on such Buyer’s pro rata portion of the aggregate principal amount of Notes purchased hereunder (the “Basic Amount”), and (b) with respect to each Buyer that elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other Buyers as such Buyer shall indicate it will purchase or acquire should the other Buyers subscribe for less than their Basic Amounts (the “Undersubscription Amount”).

(2)                                  To accept an Offer, in whole or in part, such Buyer must deliver a written notice to the Company prior to the end of the tenth (10th) Business Day after such Buyer’s receipt of the Offer Notice (the “Offer Period”), setting forth the portion of such Buyer’s Basic Amount that such Buyer elects to purchase and, if such Buyer shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that such Buyer elects to purchase (in either case, the “Notice of Acceptance”).  If the Basic Amounts subscribed for by all Buyers are less than the total of all of the Basic Amounts, then each Buyer who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic Amounts and the Basic Amounts subscribed for (the “Available Undersubscription Amount”), each Buyer who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Basic Amount of such Buyer bears to the total Basic Amounts of all Buyers that have subscribed for Undersubscription Amounts, subject to rounding by the Company to the extent its deems reasonably necessary.

(3)                                  The Company shall have ten (10) Business Days from the expiration of the Offer Period above to offer, issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Buyers (the “Refused Securities”), but only to the offerees described in the Offer Notice (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring person or persons or less favorable to the Company than those set forth in the Offer Notice.

(4)                                  In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 4(o)(iii)(3) above), then each Buyer may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice

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of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that such Buyer elected to purchase pursuant to Section 4(o)(iii)(2) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Buyers pursuant to Section 4(o)(iii)(3) above prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities.  In the event that any Buyer so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Buyers in accordance with Section 4(o)(iii)(1) above.

(5)                                  Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, the Buyers shall acquire from the Company, and the Company shall issue to the Buyers, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 4(o)(iii)(3) above if the Buyers have so elected, upon the terms and conditions specified in the Offer.  The purchase by the Buyers of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Buyers of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Buyers and their respective counsel.

(6)                                  Any Offered Securities not acquired by the Buyers or other persons in accordance with Section 4(o)(iii)(3) above may not be issued, sold or exchanged until they are again offered to the Buyers under the procedures specified in this Agreement.

(iv)                              The restrictions contained in subsections (ii) and (iii) of this Section 4(o) shall not apply in connection with the issuance of any Excluded Securities (as defined in the Notes).

(p)                                 Stockholder Approval.  The Company shall provide each stockholder entitled to vote at a special or annual meeting of stockholders of the Company (the “Stockholder Meeting”), which shall be promptly called and held not later than May 31, 2005 (the “Stockholder Meeting Deadline”), a proxy statement, substantially in the form which has been previously reviewed by the Buyers and a counsel of their choice, soliciting each such stockholder’s affirmative vote at the Stockholder Meeting for approval of resolutions providing for the Company’s issuance of all of the Securities as described in the Transaction Documents in accordance with applicable law and the rules and regulations of the Principal Market (such affirmative approval being referred to herein as the “Stockholder Approval”), and the Company shall use its best efforts to solicit its stockholders’ approval of such resolutions (which best efforts shall include, without limitation, the requirement to hire a reputable proxy solicitor) and to cause the Board of Directors of the Company to recommend to the stockholders that they approve such resolutions.  The Company shall be obligated to seek to obtain the Stockholder Approval by the Stockholder Meeting Deadline.  If, despite the Company’s best efforts the Stockholder Approval is not obtained on or prior to the Stockholder Meeting Deadline, the

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Company shall cause an additional Stockholder Meeting to be held each calendar quarter thereafter until such Stockholder Approval is obtained.

(q)                                 Voting Agreement.  The Company shall use its reasonable best efforts to effectuate the transactions contemplated by the Voting Agreement, substantially in the form attached hereto as Exhibit H, executed by the Company and Pehong Chen (the “Voting Agreement”).

(r)                                    Trading in Common Stock.  For so long as such Buyer owns any Notes, such Buyer shall not maintain a Net Short Position.  For purposes of this Section, a “Net Short Position” by a person means a position whereby such person has executed one or more sales of Common Stock that is marked as a short sale and that is executed at a time when such Buyer has no equivalent offsetting long position in the Common Stock or contract for the foregoing.  For purposes of determining whether a Buyer has an equivalent offsetting long position in the Common Stock, all Common Stock (i) that is owned by such Buyer, (ii) that may be issued as Interest Shares pursuant to the terms of the Notes to the Buyer or (iii) that would be issuable upon conversion or exercise in full of all Securities then held by such Buyer (assuming that such Securities were then fully convertible or exercisable, notwithstanding any provisions to the contrary, and giving effect to any conversion or exercise price adjustments that would take effect given only the passage of time) shall be deemed to be held long by such Buyer.  Without limiting the foregoing, the Buyers may engage in hedging activities at various times during the period following the public announcement of the execution of this Agreement as provided in Section 4(i), and during the period that the Notes are outstanding, including, without limitation, during the periods that the value of the Common Shares deliverable with respect to the Notes is being determined.

5.                                       REGISTER; TRANSFER AGENT INSTRUCTIONS.

(a)                                  Register.  The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Notes, the Warrants and the Additional Investment Rights, in which the Company shall record the name and address of the Person in whose name the Notes, the Warrants and Additional Investment Rights have been issued (including the name and address of each transferee), the principal amount of Notes held by such Person, the number of Interest Shares issuable pursuant to the terms of the Notes, Conversion Shares issuable upon conversion of the Notes and Warrant Shares issuable upon exercise of the Warrants held by such Person.  The Company shall keep the register open and available at all times during business hours for inspection of any Buyer or its legal representatives.

(b)                                 Transfer Agent Instructions.  The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates or credit shares to the applicable balance accounts at The Depository Trust Company (“DTC”), registered in the name of each Buyer or its respective nominee(s), for the Conversion Shares, the Interest Shares, if any, and the Warrant Shares issued at the Closing or upon conversion of the Notes or exercise of the Warrants in such amounts as specified from time to time by each Buyer to the Company upon conversion of the Notes or exercise of the Warrants in the form of Exhibit I

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attached hereto (the “Irrevocable Transfer Agent Instructions”).  The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5(b), and stop transfer instructions to give effect to Section 2(g) hereof, will be given by the Company to its transfer agent, and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents.  If a Buyer effects a sale, assignment or transfer of the Securities in accordance with Section 2(f), the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Buyer to effect such sale, transfer or assignment.  In the event that such sale, assignment or transfer involves Conversion Shares, Interest Shares or Warrant Shares sold, assigned or transferred pursuant to an effective registration statement or pursuant to Rule 144, the transfer agent shall issue such Securities to the Buyer, assignee or transferee, as the case may be, without any restrictive legend.  The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Buyer.  Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5(b), that a Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

6.                                       CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

Closing Date.  The obligation of the Company hereunder to issue and sell the Notes, the related Warrants and the related Additional Investment Rights to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(a)                                  Such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

(b)                                 Such Buyer and each other Buyer shall have delivered to the Company the Purchase Price (less, in the case of Portside Growth & Opportunity Fund, the amounts withheld pursuant to Section 4(g)) for the Notes and the related Warrants and Additional Investment Rights being purchased by such Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

(c)                                  The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

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7.                                       CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE.

Closing Date.  The obligation of each Buyer hereunder to purchase the Notes and the related Warrants and Additional Investment Rights at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(a)                                  The Company and, to the extent it is a party thereto, each of its Existing Subsidiaries, shall have duly executed and delivered to such Buyer:  (i) the Initial Notes (in such principal amounts as such Buyer shall request) being purchased by such Buyer at the Closing pursuant to this Agreement, (ii) the Warrants (in such amounts as such Buyer shall request) being purchased by such Buyer at the Closing pursuant to this Agreement; (iii) the Additional Investment Rights (in such amounts as such Buyer shall request) being purchased by such Buyer at the Closing pursuant to this Agreement: (iv) the Pledge and Security Agreement; (v) the Guaranty, and (v) each of the other Transaction Documents.

(b)                                 The Voting Agreement shall have been executed and delivered to such Buyer by the Company and Pehong Chen.

(c)                                  Such Buyer shall have received the opinion of Cooley Godward LLP, the Company’s outside counsel, dated as of the Closing Date, in substantially the form of Exhibit J attached hereto.

(d)                                 The Company shall have delivered to such Buyer a copy of the Irrevocable Transfer Agent Instructions, in the form of Exhibit I attached hereto, which instructions shall have been delivered to and acknowledged in writing by the Company’s transfer agent.

(e)                                  Except as set forth in Schedule 3(a), the Company shall have delivered to such Buyer a certificate evidencing the formation and good standing of the Company in its jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction, as of a date within 10 days of the Closing Date.

(f)                                    Except as set forth in Schedule 3(a), the Company shall have delivered to such Buyer a certificate evidencing the Company’s qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company conducts business, as of a date within 10 days of the Closing Date.

(g)                                 The Company shall have delivered to such Buyer a certified copy of the Certificate of Incorporation as certified by the Secretary of State of the State of Delaware within ten (10) days of the Closing Date.

(h)                                 The Company shall have delivered to such Buyer a certificate, executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions consistent with Section 3(b) as adopted by the Company’s Board of Directors in a form reasonably acceptable to such Buyer, (ii) the Certificate of Incorporation and (iii) the Bylaws, each as in effect at the Closing, in the form attached hereto as Exhibit K.

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(i)                                     The representations and warranties of the Company shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date.  Such Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form attached hereto as Exhibit L.

(j)                                     The Company shall have delivered to such Buyer a letter from the Company’s transfer agent certifying the number of shares of Common Stock outstanding as of a date within five days of the Closing Date.

(k)                                  The Common Stock (i) shall be designated for quotation or listed on the Principal Market and (ii) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market.

(l)                                     The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary to be obtained prior to the Closing Date for the sale of the Securities.  Without limiting the generality of the foregoing, the Company shall also have obtained the consent or waiver of Silicon Valley Bank under the documents and agreements evidencing or relating to the Senior Indebtedness, with respect to (A) the issuance of the Notes, the Additional Investment Rights and the Warrants and (B) the granting of the security interests in the Collateral to secure the Notes, subject to any prior perfected security interests securing the Senior Indebtedness, together with such other agreements as the Buyers shall reasonably require to ensure that the Buyers enjoy full rights with respect to the Collateral, evidence of which shall have been provided to the Buyers.

(m)                               In accordance with the terms of the Security Documents, the Company and the shall have delivered to the Agent (as defined in the Pledge and Security Agreement) certificates, if issued, representing the shares of capital stock of its Subsidiaries pledged under the Pledge and Security Agreement, along with duly executed blank stock powers.

(n)                                                                              The Company shall have renegotiated or repaid all of its existing material debt and lease obligations, all on terms satisfactory to the Buyers.

(o)           The Company, Silicon Valley Bank and the Senior Agent shall have duly executed and delivered the Subordination Agreement in the form of Exhibit M annexed hereto (as amended or modified from time to time, the “Subordination Agreement”).  The execution and delivery of the Subordination Agreement and the Pledge and Security Agreement by the Senior Agent in the name and on behalf of the Buyers is hereby authorized and approved by the Buyers.

(p)                                 The Company shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

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8.                                       TERMINATION.  In the event that the Closing shall not have occurred with respect to a Buyer on or before five (5) Business Days from the date hereof due to the Company’s or such Buyer’s failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party’s failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, this if this Agreement is terminated pursuant to this Section 8, the Company shall remain obligated to reimburse the non-breaching Buyers for the expenses described in Section 4(g) above.

9.                                       MISCELLANEOUS.

(a)                                  Governing Law; Jurisdiction; Jury Trial.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(b)                                 Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

(c)                                  Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d)                                 Severability.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

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(e)                                  Entire Agreement; Amendments.  This Agreement supersedes all other prior oral or written agreements between the Buyers, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the holders of at least a majority of the aggregate number of Registrable Securities issued and issuable hereunder, and any amendment to this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on all Buyers and holders of Securities, as applicable.  No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.  No such amendment shall be effective to the extent that it applies to less than all of the holders of the applicable Securities then outstanding.  No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents, holders of Notes, holders of the Warrants or holders of the Additional Investment Rights, as the case may be.  The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.

(f)                                    Notices.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

If to the Company:

BroadVision, Inc.

585 Broadway
Redwood City, California  94063
Telephone:                                    (650) 261-5100
Facsimile:                                            (650) 261-5900
Attention:                                         General Counsel

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Copy to:

Cooley Godward LLP

One Maritime Plaza, 20th Floor

San Francisco, California  94111

Telephone:                                    (415) 693-2000
Facsimile:                                            (415) 951-3699

Attention:                                         Kenneth L. Guernsey, Esq.

If to the Transfer Agent:

Computershare Trust Company
359 Indiana Street, Suite 800
Golden, CO  80401
Telephone:
Facsimile:
Attention:  Ms. Tiffany Skiles

If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers,

with a copy (for informational purposes only) to:

Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York  10022
Telephone:                                    (212) 756-2000
Facsimile:                                            (212) 593-5955
Attention:                                         Eleazer N. Klein, Esq.

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.  Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(g)                                 Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Notes, the Warrants or the Additional Investment Rights.  The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least a majority of the aggregate number of Registrable Securities issued and issuable hereunder, including by way of a Fundamental Transaction (unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes, the Warrants and the Additional Investment Rights).  A Buyer may assign some or all of its rights hereunder without the consent of the Company in connection with a transfer by such

29

Buyer of any of the Securities in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights.

(h)                                 No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(i)                                     Survival.  Unless this Agreement is terminated under Section 8, the representations and warranties of the Company and the Buyers contained in Sections 2 and 3 and the agreements and covenants set forth in Sections 4, 5 and 9 shall survive the Closing.  Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(j)                                     Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)                                  Indemnification.  In consideration of each Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any material inaccuracy in any representation or warranty made by the Company in the Transaction Documents or any inaccuracy in any representation or warranty in the Transaction Documents that is qualified by materiality or Material Adverse Effect, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (iii) the status of such Buyer or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents; provided that indemnification pursuant to this clause (iii) shall not be available to the extent arising primarily from such Buyer’s fraud, gross negligence or willful misconduct.  To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.  Except as otherwise set forth herein, the mechanics and procedures with respect

30

to the rights and obligations under this Section 9(k) shall be the same as those set forth in Section 6 of the Registration Rights Agreement.

(l)                                     No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(m)                               Remedies.  Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law.  Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.  Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Buyers.  The Company therefore agrees that the Buyers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

(n)                                 Payment Set Aside.  To the extent that the Company makes a payment or payments to the Buyers hereunder or pursuant to any of the other Transaction Documents or the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

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(o)                                 Independent Nature of Buyers’ Obligations and Rights.  The obligations of each Buyer under any Transaction Document are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document.  Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  Each Buyer confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors.  Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

[Signature Page Follows]

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IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

BROADVISION, INC.

By:	/s/ Pehong Chen
Name: Pehong Chen
Title: Chief Executive Officer

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

PORTSIDE GROWTH & OPPORTUNITY FUND

By:	/s/ [Authorized Signatory]
Name:
Title:

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

SF CAPITALPARTNERS LTD.

By:	/s/ [Authorized Signatory]
Name:
Title:

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

MANCHESTER SECURITIES CORP.

By:	/s/ [Authorized Signatory]
Name:
Title:

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

KINGS ROAD INVESTMENTS LTD.

By:	/s/ [Authorized Signatory]
Name:
Title:

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

PROVIDENT PREMIER MASTER FUND, LTD.

By:	/s/ [Authorized Signatory]
Name:
Title:

SCHEDULE OF BUYERS

(1)	(2)	(3)	(4)	(5)	(6)	(7)
Buyer	Address and Facsimile Number	Aggregate Principal Amount of Initial Notes	Number of Warrant Shares	Maximum Aggregate Principal Amount of Additional Notes	Purchase Price	Legal Representative’s Address and Facsimile Number

Portside	c/o Ramius Capital Group,	$5,000,000	543,478	$1,250,000	$5,000,000	Schulte Roth & Zabel
Growth & Opportunity Fund	L.L.C. 666 Third Avenue, 26th Floor New York, New York 10017 Attention: Jeffrey Smith Nancy Wu Facsimile: (212) 845-7999 Telephone: (212) 845-7955 Residence: Cayman Islands					LLP 919 Third Avenue New York, New York 10022 Attention: Eleazer Klein, Esq. Facsimile: (212) 593-5955 Telephone: (212) 756-2376

SF Capital	3600 South Lake Drive	$4,000,000	434,783	$1,000,000	$4,000,000
Partners Ltd.	St. Francis, WI 53235 Attention: Brian Davidson Facsimile: (414) 294-7700 Telephone: (414) 294-7000 Residence: British Virgin Islands

Manchester	712 Fifth Avenue	$2,000,000	217,391	$500,000	$2,000,000
Securities Corp.	New York, NY 10019 Attention: Sundar Srinivasan Facsimile: (212) 586-9461 Telephone: (212) 506-2999 Residence: New York

(1)	(2)	(3)	(4)	(5)	(6)	(7)
Buyer	Address and Facsimile Number	Aggregate Principal Amount of Initial Notes	Number of Warrant Shares	Maximum Aggregate Principal Amount of Additional Notes	Purchase Price	Legal Representative’s Address and Facsimile Number

Kings Road	M & C Corporate Services	$3,500,000	380,435	$875,000	$3,500,000
Investments Ltd.

Limited
P.O. Box 309GT, Ugland House
South Church Street, George Town
Grand Cayman, Cayman Islands
Attention: James Piachaud
Facsimile:  (212) 359-7304
Telephone: (212) 359-7336
Residence:  Cayman Islands

Provident	c/o Gemini Investment	$1,500,000	163,043	$375,000	$1,500,000
Premier Master Fund, Ltd.	Strategies, LLC 35 Waterview Boulevard Parsippany, NJ 07054 Attention: Steven Winters Facsimile: (973) 404-1360 Telephone: (973) 404-1350 Residence: Cayman Islands

EXHIBITS

Exhibit A	Form of Initial Notes
Exhibit B	Form of Warrants
Exhibit C	Form of Additional Investment Rights
Exhibit D	Form of Additional Notes
Exhibit E	Registration Rights Agreement
Exhibit F	Form of Pledge and Security Agreement
Exhibit G	Form of Guarantee
Exhibit H	Form of Voting Agreement
Exhibit I	Irrevocable Transfer Agent Instructions
Exhibit J	Form of Outside Company Counsel Opinion
Exhibit K	Form of Secretary’s Certificate
Exhibit L	Form of Officer’s Certificate
Exhibit M	Subordination Agreement

SCHEDULES

Schedule 3(a)	Subsidiaries
Schedule 3(l)	Absence of Certain Changes
Schedule 3(r)	Capitalization
Schedule 3(s)	Indebtedness and Other Contracts
Schedule 3(t)	Litigation
Schedule 3(v)	Employee Relations
Schedule 3(x)	Intellectual Property
Schedule 3(z)	Subsidiary Rights
Schedule 3(aa)	Tax Status
Schedule 3(cc)	Ranking of Notes
Schedule 3(ee)	Cash Balances

EXHIBIT A

[FORM OF SENIOR SUBORDINATED SECURED CONVERTIBLE NOTE]

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.  ANY TRANSFEREE OF THIS NOTE SHOULD CAREFULLY REVIEW THE TERMS OF THIS NOTE, INCLUDING SECTIONS 3(c)(iii) AND 19(a) HEREOF.  THE PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE AND, ACCORDINGLY, THE SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 3(c)(iii) OF THIS NOTE.

BROADVISION, INC.

SENIOR SUBORDINATED SECURED CONVERTIBLE NOTE

Issuance Date: October , 2004	Principal: U.S. $

FOR VALUE RECEIVED, BroadVision, Inc., a Delaware corporation (the “Company”), hereby promises to pay to the order of [PORTSIDE GROWTH AND OPPORTUNITY FUND][OTHER BUYERS] or registered assigns (“Holder”) the amount set out above as the Principal (as reduced pursuant to the terms hereof pursuant to redemption, conversion or otherwise, the “Principal”) when due, whether upon the Maturity Date (as defined below), on any Installment Date with respect to the Installment Amount due on such Installment Date (each, as defined herein), acceleration, redemption or otherwise (in each case in accordance with the terms hereof) and to pay interest (“Interest”) on any outstanding Principal at the rate of 6.00% per annum (the “Interest Rate”), from the date set out above as the Issuance Date (the “Issuance Date”) until the same becomes due and payable, whether upon an Interest Date (as defined below), any Installment Date or, the Maturity Date, acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof).  This Senior Subordinated Secured Convertible Note (including all Senior Subordinated Secured Convertible Notes issued in exchange, transfer or replacement hereof, this “Note”) is one of an issue of Senior Subordinated Secured Convertible Notes issued pursuant to the Securities Purchase Agreement (as defined below) on the Closing Date (collectively, the “Notes” and such other Senior

Subordinated Secured Convertible Notes, the “Other Notes”).  Certain capitalized terms used herein are defined in Section 29.

(1)           PAYMENTS OF PRINCIPAL.  On each Installment Date, the Company shall pay to the Holder an amount equal to the Installment Amount due on such Installment Date in accordance with Section 8.  The “Maturity Date” shall be November         , 2008, as may be extended at the option of the Holder (i) through the date that is fifteen (15) Business Days (or, in the case of the Event of Default specified in Section 4(a)(ix), sixty-five days) after the cure or termination of any Event of Default (as defined in Section 4(a)) that has occurred and is continuing on the Maturity Date (as may be extended pursuant to this Section 1) or the termination of any event that has occurred and is continuing on the Maturity Date (as may be extended pursuant to this Section 1) and that with the passage of time and the failure to cure would result in an Event of Default and (ii) through the date that is ten (10) days after the consummation of a Change of Control in the event that a Change of Control is publicly announced or a Change of Control Notice (as defined in Section 5(b)) is delivered prior to the Maturity Date.

(2)           INTEREST; INTEREST RATE.  Interest on this Note shall commence accruing on the Issuance Date and shall be computed on the basis of a 365-day year and actual days elapsed and shall be payable in arrears for each Calendar Quarter on the first day of the succeeding Calendar Quarter during the period beginning on the Issuance Date and ending on, and including, the Maturity Date (each, an “Interest Date”) with the first Interest Date being January 1, 2005.  Interest shall be payable on each Interest Date, to the record holder of this Note on the applicable Interest Date, in cash (“Cash Interest”) or, at the option of the Company, in shares of Common Stock (“Interest Shares”) or a combination thereof, provided that the Interest which accrued during any period may be payable in Interest Shares if, and only if, the Company delivers written notice (each, an “Interest Election Notice”) of such election to each holder of the Notes on or prior to the twentieth (20th) Trading Day prior to the Interest Date (each, an “Interest Notice Due Date”); provided, further, that if the Stockholder Approval (as defined in the Securities Purchase Agreement) has not been obtained by the Stockholder Meeting Deadline (as defined in the Securities Purchase Agreement), the Company may not elect to pay Interest in Interest Shares and must pay all Interest due hereunder as Cash Interest until such time as the Stockholder Approval has been obtained.  Each Interest Election Notice must specify the amount of Interest that shall be paid as Cash Interest, if any, and the amount of Interest that shall be paid in Interest Shares.  Interest to be paid on an Interest Date in Interest Shares shall be paid in a number of fully paid and nonassessable shares (rounded to the nearest whole share in accordance with Section 3(a)) of Common Stock equal to the quotient of (a) the amount of Interest payable on such Interest Date less any Cash Interest paid and (b) the Interest Conversion Price in effect on the applicable Interest Date.  If any Interest Shares are to be paid on an Interest Date, then the Company shall (X) provided that the Company’s transfer agent (the “Transfer Agent”) is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program and such action is not prohibited by applicable law or regulation or any applicable policy of DTC, credit such aggregate number of Interest Shares to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system, or (Y) if the foregoing shall not apply, issue and deliver on the applicable Interest Date, to the address set forth in the register maintained by the Company for such purpose pursuant to the Securities Purchase Agreement or to such address as specified by the Holder in writing to the Company at least two Business Days prior to the applicable Interest Date, a certificate, registered in the name of the Holder or its designee, for the number of Interest Shares to which the Holder shall be entitled.  Notwithstanding the foregoing, the Company shall not be entitled to pay Interest in Interest Shares and shall be required to pay such Interest in cash as Cash Interest on the applicable Interest Date if, unless consented to in writing by the Holder, during the period commencing on the applicable Interest Notice Due Date through the applicable Interest Date the Equity Conditions have not been satisfied.  Prior to the payment of Interest on an Interest Date, Interest on this Note shall accrue at the Interest Rate and be payable by way of inclusion of the Interest in the Conversion Amount in accordance with Section 3(b)(i).  Upon the occurrence and during the continuance of an Event of Default, the Interest Rate shall be increased to twelve percent (12%).  In the event that such Event of Default is subsequently cured, the adjustment referred to in the preceding sentence shall cease to be effective as of the date of such cure; provided that the Interest as calculated and unpaid at such increased rate during the continuance of such Event of Default shall continue to apply to the extent relating to the days after the occurrence of such Event of Default through and including the date of cure of such Event of Default.  The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of Interest Shares; provided that the Company shall not be required to pay any tax that may be payable in respect of any issuance of Interest Shares to any Person other than the Holder or with respect to any income tax due by the Holder with respect to such Interest Shares.

(3)           CONVERSION OF NOTES.  This Note shall be convertible into shares of the Company’s common stock, par value $.0001 per share (the “Common Stock”), on the terms and conditions set forth in this Section 3.

(a)           Conversion Right.  Subject to the provisions of Section 3(d), at any time or times on or after the Issuance Date, the Holder shall be entitled to convert any portion of the outstanding and unpaid Conversion Amount (as defined below) into fully paid and nonassessable shares of Common Stock in accordance with Section 3(c), at the Conversion Rate (as defined below).  The Company shall not issue any fraction of a share of Common Stock upon any conversion.  If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share.  The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Conversion Amount; provided that the Company shall not be required to pay any tax that may be payable in respect of any issuance of Common Stock to any Person other than the converting Holder or with respect to any income tax due by the Holder with respect to such Common Stock.

(b)           Conversion Rate.  The number of shares of Common Stock issuable upon conversion of any Conversion Amount pursuant to Section 3(a) shall be determined by dividing (x) such Conversion Amount by (y) the Conversion Price (the “Conversion Rate”).

(i)            “Conversion Amount” means the sum of (A) the portion of the Principal to be converted, redeemed or otherwise with respect to which this determination is being made, (B) accrued and unpaid Interest with respect to such Principal and (C) accrued and unpaid Late Charges with respect to such Principal and Interest.

(ii)           “Conversion Price” means, as of any Conversion Date (as defined below) or other date of determination, $        (1), subject to adjustment as provided herein.

(c)           Mechanics of Conversion.

(i)            Optional Conversion.  To convert any Conversion Amount into shares of Common Stock on any date (a “Conversion Date”), the Holder shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m., New York Time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) to the Company and (B) if required by Section 3(c)(iii), surrender this Note to a common carrier for delivery to the Company as soon as practicable on or following such date (or an indemnification undertaking with respect to this Note in the case of its loss, theft or destruction).  On or before the first (1st) Business Day following the date of receipt of a Conversion Notice, the Company shall transmit by facsimile a confirmation of receipt of such Conversion Notice to the Holder and the Transfer Agent.  On or before the second Business Day following the date of receipt of a Conversion Notice (the “Share Delivery Date”), the Company shall (X) provided that the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program, credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled.  If this Note is physically surrendered for conversion as required by Section 3(c)(iii) and the outstanding Principal of this Note is greater than the Principal portion of the Conversion Amount being converted, then the Company shall as soon as practicable and in no event later than three (3) Business Days after receipt of this Note and at its own expense, issue and deliver to the holder a new Note (in accordance with Section 19(d)) representing the outstanding Principal not converted.  The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.  In the event of a partial conversion of this Note pursuant hereto, the principal amount converted shall be deducted from the Installment Amounts relating to the Installment Dates as set forth in the Conversion Notice.

(ii)           Company’s Failure to Timely Convert.  If the Company shall fail, other than pursuant to Section 3(d), to issue a certificate to the Holder or credit the Holder’s balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon conversion of any Conversion Amount on or prior to the date which is five Business Days after the Conversion Date (a “Conversion Failure”), then (A) the Company shall pay damages in cash to the Holder for each date of such Conversion Failure in an amount

(1)  Insert in Notes number equal to (x) 115% of (y) the arithmetic average of the Weighted Average Price of the Common Stock for the ten (10) consecutive Trading Days ending on the Trading Day immediately preceding the Closing Date (the “Measured Closing Price”).

equal to 1.5% of the product of (I) the sum of the number of shares of Common Stock not issued to the Holder on or prior to the Share Delivery Date and to which the Holder is entitled, and (II) the Closing Sale Price of the Common Stock on the Share Delivery Date and (B) the Holder, upon written notice to the Company, may void its Conversion Notice with respect to, and retain or have returned, as the case may be, any portion of this Note that has not been converted pursuant to such Conversion Notice; provided that the voiding of a Conversion Notice shall not affect the Company’s obligations to make any payments which have accrued prior to the date of such notice pursuant to this Section 3(c)(ii) or otherwise.  In addition to the foregoing, if within three (3) Trading Days after the Company’s receipt of the facsimile copy of a Conversion Notice the Company shall fail to issue and deliver a certificate to the Holder or credit the Holder’s balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon such holder’s conversion of any Conversion Amount, and if on or after such Trading Day the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by the Holder of Common Stock issuable upon such conversion that the Holder anticipated receiving from the Company (a “Buy-In”), then the Company shall, within three (3) Business Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Bid Price on the Conversion Date.

(iii)          Book-Entry. Notwithstanding anything to the contrary set forth herein, upon conversion of any portion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless (A) the full Conversion Amount represented by this Note is being converted or (B) the Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of this Note upon physical surrender of this Note.  The Holder and the Company shall maintain records showing the Principal, Interest and Late Charges converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon conversion.

(iv)          Pro Rata Conversion; Disputes.  In the event that the Company receives a Conversion Notice from more than one holder of Notes for the same Conversion Date and the Company can convert some, but not all, of such portions of the Notes submitted for conversion, the Company, subject to Section 3(d), shall convert from each holder of Notes electing to have Notes converted on such date a pro rata amount of such holder’s portion of its Notes submitted for conversion based on the principal amount of Notes submitted for conversion on such date by such holder relative to the aggregate principal amount of all Notes submitted for conversion on such date.  In the event of a dispute as to the number of shares of Common Stock issuable to the Holder in connection with a conversion of this Note, the Company shall issue to the Holder the number of shares of Common Stock not in dispute and resolve such dispute in accordance with Section 24.

(d)           Limitations on Conversions.

(i)            Beneficial Ownership.  Other than in connection with a Fundamental Transaction pursuant to Section 5(a), the Company shall not effect any conversion of this Note, and the Holder of this Note shall not have the right to convert any portion of this Note pursuant to Section 3(a), to the extent that after giving effect to such conversion, the Holder (together with the Holder’s affiliates) would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the number of shares of Common Stock outstanding immediately after giving effect to such conversion.  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted portion of this Note beneficially owned by the Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any Other Notes or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 3(d)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended.  For purposes of this Section 3(d)(i), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Form 10-Q or Form 8-K, as the case may be (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding.  For any reason at any time, upon the written or oral request of the Holder, the Company shall within one Business Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.  By written notice to the Company, the Holder may increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Holder and not to any other holder of Notes.

(ii)           Principal Market Regulation.  The Company shall not be obligated to issue any shares of Common Stock upon conversion of this Note if the issuance of such shares of Common Stock would exceed the aggregate number of shares of Common Stock which the Company may issue upon conversion or exercise, as applicable, of the Notes and Warrants without breaching the Company’s obligations under the rules or regulations of the Principal Market (the “Exchange Cap”), except that such limitation shall not apply in the event that the Company (A) obtains the approval of its stockholders as required by the applicable rules of the Principal Market for issuances of Common Stock in excess of such amount or (B) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Required Holders.  Until such approval or written opinion is obtained, no purchaser of the Notes pursuant to the Securities Purchase Agreement (the “Purchasers”) shall be issued in the aggregate, upon conversion or exercise, as applicable, of Notes or Warrants, shares of Common Stock in an amount greater than the product of the

Exchange Cap multiplied by a fraction, the numerator of which is the principal amount of Notes issued to the Purchasers pursuant to the Securities Purchase Agreement on the Closing Date and the denominator of which is the aggregate principal amount of all Notes issued to the Purchasers pursuant to the Securities Purchase Agreement on the Closing Date (with respect to each Purchaser, the “Exchange Cap Allocation”).  In the event that any Purchaser shall sell or otherwise transfer any of such Purchaser’s Notes, the transferee shall be allocated a pro rata portion of such Purchaser’s Exchange Cap Allocation, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation allocated to such transferee.  In the event that any holder of Notes shall convert all of such holder’s Notes into a number of shares of Common Stock which, in the aggregate, is less than such holder’s Exchange Cap Allocation, then the difference between such holder’s Exchange Cap Allocation and the number of shares of Common Stock actually issued to such holder shall be allocated to the respective Exchange Cap Allocations of the remaining holders of Notes on a pro rata basis in proportion to the aggregate principal amount of the Notes then held by each such holder.

(4)           RIGHTS UPON EVENT OF DEFAULT.

(a)           Event of Default.  Each of the following events shall constitute an “Event of Default”:

(i)            the failure of the applicable Registration Statement required to be filed pursuant to the Registration Rights Agreement to be declared effective by the SEC on or prior to the date that is sixty (60) days after the applicable Effectiveness Deadline (as defined in the Registration Rights Agreement), or, while the applicable Registration Statement is required to be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of the applicable Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to any holder of the Notes for sale of all of such holder’s Registrable Securities (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of ten (10) consecutive days or for more than an aggregate of thirty (30) days in any 365-day period (other than days during an Allowable Grace Period (as defined in the Registration Rights Agreement));

(ii)           the suspension from trading or failure of the Common Stock to be listed on an Eligible Market for a period of five (5) consecutive days or for more than an aggregate of ten (10) days in any 365-day period;

(iii)          the Company’s (A) failure to cure a Conversion Failure by delivery of the required number of shares of Common Stock within ten (10) Business Days after the applicable Conversion Date or (B) notice, written or oral, to any holder of the Notes, including by way of public announcement or through any of its agents, at any time, of its intention not to comply with a request for conversion of any Notes into shares of Common Stock that is tendered in accordance with the provisions of the Notes, other than pursuant to Section 3(d);

(iv)          at any time following the tenth (10th) consecutive Business Day that the Holder’s Authorized Share Allocation is less than the number of shares of Common Stock that the Holder would be entitled to receive upon a conversion of the full Conversion Amount of this Note (without regard to any limitations on conversion set forth in Section 3(d) or otherwise);

(v)           (A) the Company’s failure to pay to the Holder any amount of Principal when and as due under this Note (including, without limitation, the Company’s failure to pay any redemption payments) or (B) the Company’s failure to pay to the Holder any other amounts when due and as due under any Transaction Document (as defined in the Securities Purchase Agreement) or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby and thereby to which the Holder is a party, if such failure continues for a period of at least five (5) Business Days;

(vi)          (A) any payment default or other default occurs under any Indebtedness (as defined in Section 3(s) of the Securities Purchase Agreement) of the Company or any of its Subsidiaries (as defined in Section 3(a) of the Securities Purchase Agreement) (other than the Senior Credit Facility) that results in a redemption of or acceleration prior to maturity of $250,000 or more of such Indebtedness in the aggregate, (B) any material default occurs under any Indebtedness of the Company (other than the Senior Credit Facility) or any of its Subsidiaries having an aggregate outstanding balance in excess of $250,000 and such default continues uncured for more than ten (10) Business Days, other than, in each case (A) or (B) above, a default with respect to any Other Notes, or (C) any “event of default” occurs under the Senior Credit Facility;

(vii)         the Company or any of its Subsidiaries, pursuant to or within the meaning of Title 11, U.S. Code, or any similar Federal, foreign or state law for the relief of debtors (collectively, “Bankruptcy Law”), (A) commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case, (C) consents to the appointment of a receiver, trustee, assignee, liquidator or similar official (a “Custodian”), (D) makes a general assignment for the benefit of its creditors or (E) admits in writing that it is generally unable to pay its debts as they become due;

(viii)        a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Company or any of its Subsidiaries in an involuntary case, (B) appoints a Custodian of the Company or any of its Subsidiaries or (C) orders the liquidation of the Company or any of its Subsidiaries;

(ix)           a final judgment or judgments for the payment of money aggregating in excess of $2,000,000 are rendered against the Company or any of its Subsidiaries and which judgments are not, within sixty (60) days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within sixty (60) days after the expiration of such stay; provided, however, that any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $2,000,000 amount set forth above so long as the Company provides the Holder a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to the Holder) to the effect that such judgment is covered by insurance or an indemnity and the Company will receive the proceeds of such insurance or indemnity within thirty (30) days of the issuance of such judgment;

(x)            the Company breaches in any material respect any representation, warranty, covenant or other term or condition of any Transaction Document, except, in the case of a breach of a covenant or other term or condition of any Transaction Document which is curable, only if such breach continues for a period of at least ten (10) consecutive Business Days;

(xi)           any breach or failure in any respect to comply with either of Sections 8 or 15 of this Note; or

(xii)          any Event of Default (as defined in the Other Notes) occurs with respect to any Other Notes.

(b)           Redemption Right.  Promptly after the occurrence of an Event of Default with respect to this Note or any Other Note, the Company shall deliver written notice thereof via facsimile and overnight courier (an “Event of Default Notice”) to the Holder.  At any time after the earlier of the Holder’s receipt of an Event of Default Notice and the Holder becoming aware of an Event of Default, the Holder may require the Company to redeem all or any portion of this Note by delivering written notice thereof (the “Event of Default Redemption Notice”) to the Company, which Event of Default Redemption Notice shall indicate the portion of this Note the Holder is electing to redeem.  Each portion of this Note subject to redemption by the Company pursuant to this Section 4(b) shall be redeemed by the Company at a price equal to the greater of (i) the product of (x) the Conversion Amount to be redeemed and (y) the Redemption Premium and (ii) the product of (A) the Conversion Rate with respect to such Conversion Amount in effect at such time as the Holder delivers an Event of Default Redemption Notice and (B) the Closing Sale Price of the Common Stock on the date immediately preceding such Event of Default (the “Event of Default Redemption Price”).  Redemptions required by this Section 4(b) shall be made in accordance with the provisions of Section 12.  In the event of a partial redemption of this Note pursuant hereto, the principal amount redeemed shall be deducted from the Installment Amounts relating to the applicable Installment Dates as set forth in the Event of Default Redemption Notice.

(c)           Payment of Senior Credit Facility.  Within 61 days after the occurrence of the Event of Default specified in Section 4(a)(vi)(C) hereof, the Company shall (i) either (A) pay the full amount of all Senior Indebtedness outstanding under the Senior Credit Facility, or (B) secure the Senior Indebtedness outstanding under the Senior Credit Facility with cash collateral, and (ii) obtain from the lender under the Senior Credit Facility a written acknowledgment that the restrictions on pursuit of remedies by Holders of the Notes under the Subordination Agreement (as defined in the Securities Purchase Agreement) are no longer in effect.

(5)           RIGHTS UPON FUNDAMENTAL TRANSACTION AND CHANGE OF CONTROL.

(a)           Assumption.  The Company shall not enter into or be party to a Fundamental Transaction unless (i)  the Successor Entity assumes in writing all of the obligations of the Company under this Note and the other Transaction Documents in accordance with the provisions of this Section 5(a) pursuant to written agreements in form and substance satisfactory to the Required Holders and approved by the Required Holders prior to such Fundamental Transaction, including agreements to deliver to each holder of Notes in exchange for such Notes a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to the Notes, including, without limitation, having a principal amount and interest rate equal to the principal amounts and the interest rates of the Notes held by such holder and having similar ranking to the Notes, and satisfactory to the Required Holders and (ii) the Successor Entity (including its Parent Entity) is a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market.  Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Note referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Note with the same effect as if such Successor Entity had been named as the Company herein.  Upon consummation of the Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon conversion or redemption of this Note at any time after the consummation of the Fundamental Transaction, in lieu of the shares of the Company’s Common Stock (or other securities, cash, assets or other property) purchasable upon the conversion or redemption of the Notes prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had this Note been converted immediately prior to such Fundamental Transaction, as adjusted in accordance with the provisions of this Note.  The provisions of this Section shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the conversion or redemption of this Note.

(b)           Redemption Right.  No sooner than fifteen (15) days nor later than ten (10) days prior to the consummation of a Change of Control, but not prior to the public announcement of such Change of Control, the Company shall deliver written notice thereof via facsimile and overnight courier to the Holder (a “Change of Control Notice”).  At any time during the period beginning after the Holder’s receipt of a Change of Control Notice and ending on the date of the consummation of such Change of Control (or, in the event a Change of Control Notice is not delivered at least ten (10) days prior to a Change of Control, at any time on or after the date which is ten (10) days prior to a Change of Control and ending ten (10) days after the consummation of such Change of Control), the Holder may require the Company to redeem all or any portion of this Note by delivering written notice thereof (“Change of Control Redemption Notice”) to the Company, which Change of Control Redemption Notice shall indicate the Conversion Amount the Holder is electing to redeem.  The portion of this Note subject to redemption pursuant to this Section 5 shall be redeemed by the Company at a price equal to the greater of (i) the product of (x) the Conversion Amount being redeemed and (y) the quotient determined by dividing (A) the Closing Sale Price of the Common Stock immediately following the public announcement of such proposed Change of Control by (B) the Conversion Price and (ii) 105% of the Conversion Amount being redeemed from the Issuance Date until six months from the Issuance Date, 110% of the Conversion Amount being redeemed from the end of such six month period until the first anniversary of the Issuance Date, and 120% of the Conversion Amount being redeemed thereafter (the “Change of Control Redemption Price”).  Redemptions required by this Section 5 shall be made in accordance with the provisions of Section 12 and shall have priority to payments to stockholders in connection with a Change of Control.  Notwithstanding anything to the contrary in this Section 5, but subject to Section 3(d), until the Change of Control Redemption Price (together with any interest thereon) is paid in full, the Conversion Amount submitted for redemption under this Section 5(c) (together with any interest thereon) may be converted, in whole or in part, by the Holder into Common Stock pursuant to Section 3.  In the event of a partial redemption of this Note pursuant hereto, the principal amount redeemed shall be deducted from the Installment Amounts relating to the applicable Installment Dates as set forth in the Change of Control Redemption Notice.

(6)           RIGHTS UPON ISSUANCE OF PURCHASE RIGHTS AND OTHER CORPORATE EVENTS.

(a)           Purchase Rights.  If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Note (without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

(b)           Other Corporate Events.  In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon a conversion of this Note, (i) in addition to the shares of Common Stock receivable upon such conversion, such securities or other assets to which the Holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by the Holder upon the consummation of such Corporate Event (without taking into account any limitations or restrictions on the convertibility of this Note) or (ii) in lieu of the shares of Common Stock otherwise receivable upon such conversion, such securities or other assets received by the holders of shares of Common Stock in connection with the consummation of such Corporate Event in such amounts as the Holder would have been entitled to receive had this Note initially been issued with conversion rights for the form of such consideration (as opposed to shares of Common Stock) at a conversion rate for such consideration commensurate with the Conversion Rate.  Provision made pursuant to the preceding sentence shall be in a form and substance satisfactory to the Required Holders.  The provisions of this Section shall apply similarly and equally to successive Corporate Events and shall be applied without regard to any limitations on the conversion or redemption of this Note.

(7)           RIGHTS UPON ISSUANCE OF OTHER SECURITIES.

(a)           Adjustment of Conversion Price upon Issuance of Common Stock.  If and whenever on or after the Subscription Date, the Company issues or sells, or in accordance with this Section 7(a) is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding shares of Common Stock deemed to have been issued or sold by the Company in connection with any Excluded Security) for a consideration per share less than a price (the “Applicable Price”) equal to the Conversion Price in effect immediately prior to such issue or sale (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced to an amount equal to the product of (A) the Conversion Price in effect immediately prior to such Dilutive Issuance and (B) the quotient determined by dividing (1) the sum of (I) the product derived by multiplying the Conversion Price in effect immediately prior to such Dilutive Issuance and the number of shares of Common Stock Deemed Outstanding immediately prior to such Dilutive Issuance plus (II) the consideration, if any, received by the Company upon such Dilutive Issuance, by (2) the product derived by multiplying (I) the Conversion Price in effect immediately prior to such Dilutive Issuance by (II) the number of shares of Common Stock Deemed Outstanding immediately after such Dilutive Issuance.  For purposes of determining the adjusted Conversion Price under this Section 7(a), the following shall be applicable:

(i)            Issuance of Options.  If the Company in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share.  For purposes of this Section 7(a)(i), the “lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon granting or sale of the Option, upon exercise of the Option and upon conversion or exchange or exercise of any Convertible Security issuable upon exercise of such Option.  No further adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange or exercise of such Convertible Securities.

(ii)           Issuance of Convertible Securities.  If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange or exercise thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance of sale of such Convertible Securities for such price per share.  For the purposes of this Section 7(a)(ii), the

“price per share for which one share of Common Stock is issuable upon such conversion or exchange or exercise” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the issuance or sale of the Convertible Security and upon the conversion or exchange or exercise of such Convertible Security.  No further adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange or exercise of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price had been or are to be made pursuant to other provisions of this Section 7(a), no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

(iii)          Change in Option Price or Rate of Conversion.  If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exchange or exercise of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable or exercisable for Common Stock changes at any time, the Conversion Price in effect at the time of such change shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.  For purposes of this Section 7(a)(iii), if the terms of any Option or Convertible Security that was outstanding as of the Subscription Date are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change.  No adjustment shall be made if such adjustment would result in an increase of the Conversion Price then in effect.

(iv)          Calculation of Consideration Received.  In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $.01.  If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor.  If any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such securities on the date of receipt.  If any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be.  The fair value of any consideration other than cash or securities will be determined jointly by the Company and the Required Holders.  If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Business Days after the tenth (10th) day following the Valuation Event by an independent, reputable appraiser jointly selected by the

Company and the Required Holders.  The determination of such appraiser shall be deemed binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne one-half by the Company and one-half by the Holders.

(v)           Record Date.  If the Company takes a record of the holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(vi)          [Insert in AIR  Notes only:  (vi)        This Note Deemed Outstanding.  If during the period beginning on and including the Subscription Date and ending on the date immediately preceding the Issuance Date, the Company entered into, or in accordance with Section 7(a) would have been deemed to have entered into (had this Note been outstanding at such time), any Dilutive Issuance, then solely for purposes of determining any adjustment under this Section 7(a) as a result of such Dilutive Issuance or deemed Dilutive Issuance, this Note shall be deemed to have been outstanding at the time of each such Dilutive Issuance or deemed Dilutive Issuance.]

(b)           Adjustment of Conversion Price upon Subdivision or Combination of Common Stock.  If the Company at any time on or after the Subscription Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced.  If the Company at any time on or after the Subscription Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

(c)           Other Events.  If any event occurs of the type contemplated by the provisions of this Section 7 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the Holder under this Note; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section 7.

(8)           COMPANY INSTALLMENT CONVERSION OR REDEMPTION.

(a)           General.  On each applicable Installment Date and after such time as the Stockholder Approval has been obtained, the Company shall pay to the Holder of this Note the Installment Amount as of such Installment Date by the combination of any of the following, but subject to and in accordance with the terms of this Section 8, (i) provided that during the period commencing with the Company Installment Notice (as defined below) through the applicable Installment Date, the Equity Conditions have been satisfied (or waived in writing by the Holder, provided that the Holder may not waive the provisions of Section 3(d)(ii)), requiring the conversion of a portion of the applicable Installment Amount, in whole or in part, in accordance with this Section 8 (a “Company Conversion”), and/or (ii) redeeming the applicable Installment Amount, in whole or in part, in accordance with this Section 8 (a “Company Redemption”); provided that all of the outstanding applicable Installment Amount as of each such Installment Date must be converted and/or redeemed by the Company on the applicable Installment Date, subject to the provisions of this Section 8. [Insert in Initial Notes only: In the event that the Stockholder Approval has not been obtained prior to any Installment Notice Due Date (as hereinafter defined) or Special Installment Notice Due Date (as defined in Section 8(e)), as applicable, the Company shall pay the applicable Installment Amount in cash by way of a Company Redemption.  On or prior to the date which is the twentieth (20th) Trading Day prior to each Installment Date (each, an “Installment Notice Due Date”), or as] [Insert in AIR Notes only: In the event that the Stockholder Approval has not been obtained prior to any Special Installment Notice Due Date (as defined in Section 8(e)), the Company shall pay the applicable Installment Amount in cash by way of a Company Redemption.  As] part of the Net Cash Deficiency Notice (as defined in Section 8(e)), the Company shall deliver written notice (each, a “Company Installment Notice”), to the Holder which Company Installment Notice shall state (i) the portion, if any, of the applicable Installment Amount which the Company elects to convert pursuant to a Company Conversion, which amount when added to the Company Redemption Amount must equal the applicable Installment Amount (the “Company Conversion Amount”), (ii) the portion, if any, of the applicable Installment Amount which the Company elects to redeem pursuant to a Company Redemption (the “Company Redemption Amount”), which amount when added to the Company Conversion Amount must equal the applicable Installment Amount and (iii) if the Company has elected, in whole or in part, a Company Conversion, then the Company Installment Notice shall certify that the Equity Conditions have been satisfied as of the date of the Company Installment Notice.  Each Company Installment Notice shall be irrevocable.  If the Company does not timely deliver a Company Installment Notice in accordance with this Section 8, then the Company shall be deemed to have delivered an irrevocable Company Installment Notice electing a Company Conversion and shall be deemed to have certified that the Equity Conditions in connection with any such conversion have been satisfied.  Except as expressly provided in this Section 8(a), the Company shall redeem and convert the applicable Installment Amount of this Note pursuant to this Section 8 and the corresponding Installment Amounts of the Other Notes pursuant to the corresponding provisions of the Other Notes in the same ratio of the Installment Amount being redeemed and converted hereunder.  The Company Redemption Amount shall be redeemed in accordance with Section 8(b) and the Company Conversion Amount (whether set forth in the Company Installment Notice or by operation of this Section 8) shall be converted in accordance with Section 8(c).  Notwithstanding the foregoing, unless the Company is given notice to the contrary by the Holder, if the arithmetic average of the Weighted Average Price of the Common Stock during the applicable Company Conversion Measuring Period (as defined in Section 29 below) is greater than the Company Conversion Price, then the Company shall be deemed to have elected a Company Conversion in the Company Installment Notice as to the entire applicable Installment Amount.

(b)           Mechanics of Company Redemption.  If the Company elects a Company Redemption in accordance with Section 8(a), then the Company Redemption Amount, if any, which is to be paid to the Holder on the applicable Installment Date shall be redeemed by the Company on such Installment Date, and the Company shall pay to the Holder on such Installment Date, by wire transfer of immediately available funds, an amount in cash (the “Company Installment Redemption Price”) equal to 100% of the Company Redemption Amount.  If the Company fails to redeem the Company Redemption Amount on the applicable Installment Date by payment of the Company Installment Redemption Price on such date, then at the option of the Holder designated in writing to the Company (any such designation, “Conversion Notice” for purposes of this Note), the Holder may require the Company to convert all or any part of the Company Redemption Amount at the Company Conversion Price.  Conversions required by this Section 8(b) shall be made in accordance with the provisions of Section 3(c).  Notwithstanding anything to the contrary in this Section 8(b), but subject to Section 3(d), until the Company Installment Redemption Price (together with any interest thereon) is paid in full, the Company Redemption Amount (together with any interest thereon) may be converted, in whole or in part, by the Holder into Common Stock pursuant to Section 3.  In the event the Holder elects to convert all or any portion of the Company Redemption Amount prior to the applicable Installment Date as set forth in the immediately preceding sentence, the Company Redemption Amount so converted shall be deducted from the Installment Amount to be paid on such Installment Date.

(c)           Mechanics of Company Conversion.  Subject to Section 3(d), if the Company delivers a Company Installment Notice and elects, or is deemed to have elected, in whole or in part, a Company Conversion in accordance with Section 8(a), then the applicable Company Conversion Amount, if any, which remains outstanding shall be converted as of the applicable Installment Date by converting on such Installment Date such Company Conversion Amount at the Company Conversion Price; provided that the Equity Conditions have been satisfied (or waived in writing by the Holder) on such Installment Date.  If the Equity Conditions are not satisfied (or waived in writing by the Holder) on such Installment Date, then at the option of the Holder designated in writing to the Company, the Holder may require the Company to do any one or more of the following: (i) the Company shall redeem all or any part designated by the Holder of the unconverted Company Conversion Amount (such designated amount is referred to as the “First Redemption Amount”) on such Installment Date and the Company shall pay to the Holder on such Installment Date, by wire transfer of immediately available funds, an amount in cash equal to 120% of such First Redemption Amount, or (ii) the Company Conversion shall be null and void with respect to all or any part designated by the Holder of the unconverted Company Conversion Amount and the Holder shall be entitled to all the rights of a holder of this Note with respect to such amount of the Company Conversion Amount; provided, however, that the Conversion Price for such unconverted Company Conversion Amount shall thereafter be adjusted to equal the lesser of (A) the Company Conversion Price as in effect on the date on which the Holder voided the Company Conversion and (B) the Company Conversion Price as in effect on the date on which the Holder delivers a Conversion Notice relating thereto.  If the Company fails to redeem any First Redemption Amount on or before the applicable Installment Date by payment of such amount on the applicable Installment Date, then the Holder shall have the rights set forth in Section 12(a) as if the Company failed to pay the applicable Company Redemption Price and all other rights under this Note (including, without limitation, such failure constituting an Event of Default described in Section 4(a)(xi)).  Notwithstanding anything to the contrary in this Section 8(c), but subject to 3(d), until the Company delivers Common Stock representing the Company Conversion Amount to the Holder, the Company Conversion Amount may be converted by the Holder into Common Stock pursuant to Section 3.  In the event the

Holder elects to convert the Company Conversion Amount prior to the applicable Installment Date as set forth in the immediately preceding sentence, the Company Conversion Amount so converted shall be deducted from the Installment Amount to be paid on such Installment Date.

(d)           [Insert in Initial Notes only: Deferred Scheduled Installment Amount.  Notwithstanding any provision of this Section 8 to the contrary, the Holder may, at its option and in its sole discretion, deliver a notice to the Company at least ten (10) Trading Days prior to the applicable Scheduled Installment Date electing to have all or any portion of the Installment Amount payable on such Scheduled Installment Date deferred.  Notwithstanding any provision of this Section 8 to the contrary, in the event that the Weighted Average Price of the Common Stock equals or exceeds 105% of the applicable Conversion Price for each of the ten (10) consecutive Trading Days commencing on the date that is ten (10) Trading Days prior to the applicable Installment Notice Due Date and ending on the first (1st) Trading Day immediately preceding the Installment Notice Due Date, then the Company may deliver a notice to the Holder electing to have payment of all or any portion of the Installment Amount payable on such Scheduled Installment Date deferred (such amount deferred pursuant to the first or second sentence of this Section 8(d), the “Deferral Amount”).  Any notice delivered by either the Holder or the Company pursuant to this Section 8(d) shall set forth (A) the Deferral Amount and (B) the date such Deferral Amount shall now be payable, which date shall be eighteen (18) months from the date of the original Scheduled Installment Date.]

(e)           Special Installment Amounts.  The provisions of this Section 8(e) shall apply for each Calendar Quarter on the last day of which at least $5,000,000 in aggregate Principal amount is outstanding under all Notes.  The Company shall announce its operating results (the “Operating Results”) for each Calendar Quarter no later than the twenty-fifth (25th) day after the end of each Calendar Quarter and such announcement shall include the amount of the Company’s Net Cash Balance.  In addition, if at the end of the Calendar Quarter the Company’s U.S. Net Cash Balance is less than $10,000,000 (a “US Net Cash Deficiency”), the Company shall make publicly available (as part of the Operating Results announcement or, contemporaneously, on a Current Report on Form 8K or otherwise) the fact that the Company’s Obligation to pay Special Installment Amounts has been triggered.  On the date of such announcement (the “Announcement Date”), the Company shall also provide to the Holders a certification (a “US Cash Certification”) as to the amount of the US Net Cash Balance as of the end of the Calendar Quarter to which such Operating Results relate.  If at the end of any Calendar Quarter (i) the Company’s Net Cash Balance shall be less than $15,000,000 or (ii) a U.S. Net Cash Deficiency exists (either event a “Net Cash Deficiency”), the Company shall, on the Announcement Date, also provide to the Holder a notice (each such notice, a “Net Cash Deficiency Notice”) stating (A) the amount of such Net Cash Deficiency and (B) if the Stockholder Approval has been obtained, the information required to be included in a Company Installment Notice.  At any time during the period beginning after the Holder’s receipt of a Net Cash Deficiency Notice and ending seven (7) Business Days thereafter (the “Special Installment Notice Due Date”), the Holder may require the Company to pay, on each Special Installment Date, Special Installment Amounts in the form of a Company Redemption or, at the Company’s option if applicable, a Company Conversion (or a combination thereof) in accordance with the provisions of this Section 8 by delivering written notice thereof to the Company.  The Company shall continue to pay such Special Installment Amounts to the Holder on each Special Installment Date, and the Holder shall be entitled to receive such Special Installment Amounts, until a subsequent Announcement Date on which the Company announces a Net Cash Balance of $15,000,000 or more and states that the Company’s US Net Cash Balance is in compliance with the applicable threshold hereunder (which such compliance shall be certified by the Company by delivery of a US Cash Certification) (a “Net Cash Compliance”); provided, however, that the Holders shall be entitled to receive Special Installment Amounts with respect to any Net Cash Deficiency for at least three (3) consecutive Special Installment Dates (the “Minimum Special Installment Payments”).

(8A)        COMPANY’S RIGHT OF MANDATORY CONVERSION.

(a)           Mandatory Conversion.  If at any time from and after the one-year anniversary of the Effective Date (as defined in the Registration Rights Agreement) (the “Mandatory Conversion Eligibility Date”), (i) the Weighted Average Price of the Common Stock equals or exceeds 200% of the Conversion Price on the Closing Date (subject to appropriate adjustments for stock splits, stock dividends, stock combinations and other similar transactions after the Subscription Date) for each of any twenty (20) consecutive Trading Days following the Mandatory Conversion Eligibility Date (the “Mandatory Conversion Measuring Period”) and (ii) the Equity Conditions shall have been satisfied (or waived in writing by the Holder, provided that the Holder may not waive the provisions of Section 3(d)(ii)) during the period commencing on the Mandatory Conversion Notice Date through the applicable Mandatory Conversion Date (each, as defined below), the Company shall have the right to require the Holder to convert all, but not less than all, of the Conversion Amount then remaining under this Note plus the Present Value of Interest as designated in the Mandatory Conversion Notice (as defined below) into fully paid, validly issued and nonassessable shares of Common Stock in accordance with Section 3(c) hereof at the Conversion Rate as of the Mandatory Conversion Date (as defined below) (a “Mandatory Conversion”) or, at the Company’s option and solely with respect to the Present Value of Interest, cash or a combination of Common Stock and cash; provided, however, that the Company may not elect to pay the Present Value of Interest due hereunder in cash unless it has first obtained any written consent required to make such cash payment under the terms of the Subordination Agreement.  The Company may exercise its right to require conversion under this Section 8A(a) by delivering within not more than two (2) Trading Days following the end of such Mandatory Conversion Measuring Period a written notice thereof by facsimile and overnight courier to all, but not less than all, of the holders of Notes and the Transfer Agent (the “Mandatory Conversion Notice” and the date all of the holders received such notice by facsimile is referred to as the “Mandatory Conversion Notice Date”).  The Mandatory Conversion Notice shall be irrevocable.  The Mandatory Conversion Notice shall state (i) the Trading Day selected for the Mandatory Conversion in accordance with Section 8A(a), which Trading Day shall be at least twenty (20) Business Days but not more than sixty (60) Business Days following the Mandatory Conversion Notice Date (the “Mandatory Conversion Date”), (ii) the aggregate Conversion Amount of the Notes subject to mandatory conversion from all of the holders of the Notes pursuant to this Section 8A (and analogous provisions under the Other Notes), (iii) the number of shares of Common Stock to be issued to, and the Present Value of Interest to be paid to, such Holder on the Mandatory Conversion Date and (iv) the portion, if any, of the Present Value of Interest that shall be paid in cash and the portion, if any, that shall be paid in Common Stock.

(b)           Pro Rata Conversion Requirement.  If the Company elects to cause a conversion of any Conversion Amount of this Note pursuant to Section 8A(a), then it must simultaneously take the same action in the same proportion with respect to the Other Notes.  All Conversion Amounts converted by the Holder after the Mandatory Conversion Notice Date shall reduce the Conversion Amount of this Note required to be converted on the Mandatory Conversion Date.  If the Company has elected a Mandatory Conversion, the mechanics of conversion set forth in Section 3(c) shall apply, to the extent applicable, as if the Company and the Transfer Agent had received from the Holder on the Mandatory Conversion Date a Conversion Notice with respect to the Conversion Amount being converted pursuant to the Mandatory Conversion.

(9)           SECURITY.  This Note and the Other Notes are secured to the extent and in the manner set forth in the Security Documents (as defined in the Securities Purchase Agreement).

(10)         NONCIRCUMVENTION.  The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all action as may be required to protect the rights of the Holder of this Note.

(11)         RESERVATION OF AUTHORIZED SHARES.

(a)           Reservation.  The Company shall initially reserve out of its authorized and unissued Common Stock a number of shares of Common Stock for each of the Notes equal to 130% of the Conversion Rate with respect to the Conversion Amount of each such Note as of the Issuance Date.  So long as any of the Notes are outstanding, the Company shall take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Notes, 150% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all of the Notes then outstanding pursuant to Sections 2 and 3; provided that at no time shall the number of shares of Common Stock so reserved be less than the number of shares required to be reserved by the previous sentence (without regard to any limitations on conversions) (the “Required Reserve Amount”).  The initial number of shares of Common Stock reserved for conversions of the Notes and each increase in the number of shares so reserved shall be allocated pro rata among the holders of the Notes based on the principal amount of the Notes held by each holder at the Closing (as defined in the Securities Purchase Agreement) or increase in the number of reserved shares, as the case may be (the “Authorized Share Allocation”).  In the event that a holder shall sell or otherwise transfer any of such holder’s Notes, each transferee shall be allocated a pro rata portion of such holder’s Authorized Share Allocation.  Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Notes shall be allocated to the remaining holders of Notes, pro rata based on the principal amount of the Notes then held by such holders.

(b)           Insufficient Authorized Shares.  If at any time while any of the Notes remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Notes at least a number of shares of Common Stock equal to the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Notes then outstanding.  Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock.  In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal.

(12)         HOLDER’S REDEMPTIONS.

(a)           Mechanics.  The Company shall deliver the applicable Event of Default Redemption Price to the Holder within five Business Days after the Company’s receipt of the Holder’s Event of Default Redemption Notice.  If the Holder has submitted a Change of Control Redemption Notice in accordance with Section 5(b), the Company shall deliver the applicable Change of Control Redemption Price to the Holder concurrently with the consummation of such Change of Control if such notice is received prior to the consummation of such Change of Control and within five (5) Business Days after the Company’s receipt of such notice otherwise.  The Company shall deliver the applicable Company Installment Redemption Price to the Holder on the applicable Installment Date.  In the event of a redemption of less than all of the Conversion Amount of this Note, the Company shall promptly cause to be issued and delivered to the Holder a new Note (in accordance with Section 19(d)) representing the outstanding Principal which has not been redeemed.  In the event that the Company does not pay the applicable Redemption Price to the Holder within the time period required, at any time thereafter and until the Company pays such unpaid Redemption Price in full, the Holder shall have the option, in lieu of redemption, to require the Company to promptly return to the Holder all or any portion of this Note representing the Conversion Amount that was submitted for redemption and for which the applicable Redemption Price (together with any Late Charges thereon) has not been paid.  Upon the Company’s receipt of such notice, (x) the Redemption Notice shall be null and void with respect to such Conversion Amount, (y) the Company shall immediately return this Note, or issue a new Note (in accordance with Section 19(d)) to the Holder representing such Conversion Amount and (z) the Conversion Price of this Note or such new Notes shall be adjusted to the lesser of (A) the Conversion Price as in effect on the date on which the Redemption Notice is voided and (B) the lowest Closing Bid Price of the Common Stock during the period beginning on and including the date on which the Redemption Notice is delivered to the Company and ending on and including the date on which the Redemption Notice is voided.  The Holder’s delivery of a notice voiding a Redemption Notice and exercise of its rights following such notice shall not affect the Company’s obligations to make any payments of Late Charges which have accrued prior to the date of such notice with respect to the Conversion Amount subject to such notice.

(b)           Redemption by Other Holders.  Upon the Company’s receipt of notice from any of the holders of the Other Notes for redemption or repayment as a result of an event or occurrence substantially similar to the events or occurrences described in Section 4(b) or Section 5(b) (each, an “Other Redemption Notice”), the Company shall immediately forward to the Holder by facsimile a copy of such notice.  If the Company receives a Redemption Notice and one or more Other Redemption Notices, during the seven (7) Business Day period beginning on and including the date which is three (3) Business Days prior to the Company’s receipt of the Holder’s Redemption Notice and ending on and including the date which is three (3) Business Days after the Company’s receipt of the Holder’s Redemption Notice and the Company is unable to redeem all principal, interest and other amounts designated in such Redemption Notice and such Other Redemption Notices received during such seven (7) Business Day period, then the Company shall redeem a pro rata amount from each holder of the Notes (including the Holder) based on the principal amount of the Notes submitted for redemption pursuant to such Redemption Notice and such Other Redemption Notices received by the Company during such seven Business Day period.

(13)         [Intentionally Omitted].

(14)         VOTING RIGHTS.  The Holder shall have no voting rights as the holder of this Note, except as required by law, including, but not limited to, the General Corporation Law of the State of Delaware, and as expressly provided in this Note.

(15)         COVENANTS.

(a)           Rank.      (i) All payments due under this Note (A) shall rank pari passu with all Other Notes and (B) shall be senior to or pari passu with all other Indebtedness of the Company and its Subsidiaries, other than Senior Indebtedness (subject to the terms of Subordination Agreement), Liens (as hereinafter defined) securing the obligations under the Transaction Documents shall be senior to all other liens securing any other Indebtedness of the Company and its Subsidiaries; provided however, that (subject to the terms of the Subordination Agreement), the Liens securing obligations the Transaction Documents shall be junior to the lien securing the Senior Indebtedness.

(b)           Incurrence of Indebtedness.  So long as this Note is outstanding, the Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, incur or guarantee, assume or suffer to exist any Indebtedness, other than (i) the Indebtedness evidenced by this Note and the Other Notes and (ii) Permitted Indebtedness; provided, however, that, the Company shall not permit the unpaid principal balance owed under the Senior Credit Facility to exceed $15,000,000 for more than any ten (10) days during any Calendar Quarter unless the Company obtains the prior written consent of the Required Holders; provided, further however, that in no event shall more than $15,000,000 of Indebtedness be outstanding under such Senior Credit Facility for more than 10 consecutive days.

(c)           Existence of Liens.  So long as this Note is outstanding, the Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, allow or suffer to exist any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by the Company or any of its Subsidiaries (collectively, “Liens”) other than Permitted Liens.

(d)           Restricted Payments.  The Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, redeem, defease, repurchase, repay or make any payments in respect of, by the payment of cash or cash equivalents (in whole or in part, whether by way of open market purchases, tender offers, private transactions or otherwise), all or any portion of any Permitted Indebtedness (other than the Senior Indebtedness consisting of revolving credit loans), whether by way of payment in respect of principal of (or premium, if any) or interest on, such Indebtedness if at the time such payment is due or is otherwise made or, after giving effect to such payment, an event constituting, or that with the passage of time and without being cured would constitute, an Event of Default has occurred and is continuing.

(16)         PARTICIPATION.  The Holder, as the holder of this Note, shall be entitled to receive such dividends paid and distributions made to the holders of Common Stock to the same extent as if the Holder had converted this Note into Common Stock (without regard to any limitations on conversion herein or elsewhere) and had held such shares of Common Stock on the record date for such dividends and distributions.  Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of Common Stock.

(17)         VOTE TO ISSUE, OR CHANGE THE TERMS OF, NOTES.  The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the Required Holders shall be required for any change or amendment to this Note or the Other Notes.

(18)         TRANSFER.  This Note and any shares of Common Stock issued upon conversion of this Note may be offered, sold, assigned or transferred by the Holder without the consent of the Company, subject only to the provisions of Section 2(f) of the Securities Purchase Agreement.

(19)         REISSUANCE OF THIS NOTE.

(a)           Transfer.  If this Note is to be transferred, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note (in accordance with Section 19(d)), registered as the Holder may request, representing the outstanding Principal being transferred by the Holder and, if less then the entire outstanding Principal is being transferred, a new Note (in accordance with Section 19(d)) to the Holder representing the outstanding Principal not being transferred.  The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of Section 3(c)(iii) following conversion or redemption of any portion of this Note, the outstanding Principal represented by this Note may be less than the Principal stated on the face of this Note.

(b)           Lost, Stolen or Mutilated Note.  Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the

Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 19(d)) representing the outstanding Principal.

(c)           Note Exchangeable for Different Denominations.  This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes (in accordance with Section 19(d) and in principal amounts of at least $100,000) representing in the aggregate the outstanding Principal of this Note, and each such new Note will represent such portion of such outstanding Principal as is designated by the Holder at the time of such surrender.

(d)           Issuance of New Notes.  Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued pursuant to Section 19(a) or Section 19(c), the Principal designated by the Holder which, when added to the principal represented by the other new Notes issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued Interest and Late Charges on the Principal and Interest of this Note, from the Issuance Date.

(20)         REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF.  The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note.  Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof).  The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate.  The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

(21)         PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS.  If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Note, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, but not limited to, attorneys’ fees and disbursements.

(22)         CONSTRUCTION; HEADINGS.  This Note shall be deemed to be jointly drafted by the Company and all the Purchasers and shall not be construed against any person as the drafter hereof.  The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note.

(23)         FAILURE OR INDULGENCE NOT WAIVER.  No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

(24)         DISPUTE RESOLUTION.  In the case of a dispute as to the determination of the Closing Bid Price, the Closing Sale Price or the Weighted Average Price or the arithmetic calculation of the Conversion Rate or the Redemption Price, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within one (1) Business Day of receipt, or deemed receipt, of the Conversion Notice or Redemption Notice or other event giving rise to such dispute, as the case may be, to the Holder.  If the Holder and the Company are unable to agree upon such determination or calculation within one (1) Business Day of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within one Business Day submit via facsimile (a) the disputed determination of the Closing Bid Price, the Closing Sale Price or the Weighted Average Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Conversion Rate or the Redemption Price to the Company’s independent, outside accountant.  The Company, at the Company’s expense, shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than five (5) Business Days from the time it receives the disputed determinations or calculations.  Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

(25)         NOTICES; PAYMENTS.

(a)           Notices.  Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Purchase Agreement.  The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefore.  Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) immediately upon any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least twenty (20) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

(b)           Payments.  Whenever any payment of cash is to be made by the Company to any Person pursuant to this Note, such payment shall be made in lawful money of the United States of America by a check drawn on the account of the Company and sent via overnight courier service to such Person at such address as previously provided to the Company in writing (which address, in the case of each of the Purchasers, shall initially be as set forth on the Schedule of Buyers attached to the Securities Purchase Agreement); provided that the Holder may elect to receive a payment of cash via wire transfer of immediately available funds by providing the Company with prior written notice setting out such request and the Holder’s wire transfer instructions.  Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day and, in the case of any Interest Date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of Interest due on such date.  Any amount of Principal or other amounts due under the Transaction Documents, other than Interest, which is not paid when due shall result in a late charge being incurred and payable by the Company in an amount equal to interest on such amount at the rate of twelve percent (12)% per annum from the date such amount was due until the same is paid in full (“Late Charge”).

(26)         CANCELLATION.  After all Principal, accrued Interest and other amounts at any time owed on this Note have been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

(27)         WAIVER OF NOTICE.  To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Securities Purchase Agreement.

(28)         GOVERNING LAW.  This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

(29)         CERTAIN DEFINITIONS.  For purposes of this Note, the following terms shall have the following meanings:

(a)           “Additional Investment Rights” has the meaning ascribed to such term in the Securities Purchase Agreement and shall include additional investment rights issued in exchange therefor.

(b)           “Approved Stock Plan” means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company’s securities may be issued to any employee, officer or director for services provided to the Company.

(c)           “Bloomberg” means Bloomberg Financial Markets.

(d)           “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(e)           “Calendar Quarter” means each of: the period beginning on and including January 1 and ending on and including March 31; the period beginning on and including April 1 and ending on and including June 30; the period beginning on and including July 1 and ending on and including September 30; and the period beginning on and including October 1 and ending on and including December 31.

(f)            “Change of Control” means any Fundamental Transaction other than (A) a Fundamental Transaction in which holders of the Company’s voting power immediately prior to the Fundamental Transaction continue after the Fundamental Transaction to hold publicly traded securities and, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (B) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company.

(g)           “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York Time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.).  If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Holder.  If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 24.  All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

(h)           “Closing Date” shall have the meaning set forth in the Securities Purchase Agreement, which date is the date the Company initially issued Notes pursuant to the terms of the Securities Purchase Agreement.

(i)            “Common Stock Deemed Outstanding” means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Sections 7(a)(i) and 7(a)(ii) hereof regardless of whether the Options or Convertible Securities are actually exercisable at such time, but excluding any Common Stock owned or held by or for the account of the Company or issuable upon conversion or exercise, as applicable, of the Notes and the Warrants.

(j)            [Insert in AIR Notes only: “Company Conversion Price” means, as of any date of determination, that price which shall be the lower of (i) the price computed as 92% of the arithmetic average of the Weighted Average Price of the Common Stock during each of the fifteen (15) Trading Days of the fifteen (15) consecutive Trading Day period commencing one (1) Trading Day after the Special Installment Notice Due Date (each, a “Company Conversion Measuring Period”) and (ii) the applicable Conversion Price.  All such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction that proportionately decreases or increases the Common Stock during such Company Conversion Measuring Period.]

(k)           [Insert in Initial Notes only: “Company Conversion Price” means, the lower of (i) (x) with respect to any Scheduled Installment Date, that price which shall be computed as 92% of the arithmetic average of the Weighted Average Price of the Common Stock on each of the fifteen (15) consecutive Trading Days commencing two (2) Trading Days after the Installment Notice Due Date and ending on the fourth (4th) Trading Day immediately preceding the applicable Installment Date or (y) with respect to any Special Installment Date, that price which shall be computed as 92% of the arithmetic average of the Weighted Average Price of the Common Stock during each of the fifteen (15) Trading Days of the fifteen (15) consecutive Trading Day period commencing one (1) Trading Day after the Special Installment Notice Due Date (each such period referred to in clause (x) or (y), a “Company Conversion Measuring Period”) and (ii) the applicable Conversion Price.  All such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction that proportionately decreases or increases the Common Stock the applicable such Company Conversion Measuring Period.]

(l)            “Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for Common Stock.

(m)          “Eligible Market” means the Principal Market, The New York Stock Exchange, Inc., the American Stock Exchange or The Nasdaq SmallCap Market.

(n)           “Equity Conditions” means each of the following conditions:  (i) on each day during the period beginning one (1) month prior to the applicable date of determination and ending on and including the applicable date of determination, either (x) the Registration Statement filed pursuant to the Registration Rights Agreement shall be effective and available for the resale of all remaining Registrable Securities in accordance with the terms of the Registration Rights Agreement and there shall not have been any Grace Periods (as defined in the Registration Rights Agreement) or (y) all shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants shall be eligible for sale without restriction and without the need for registration under any applicable federal or state securities laws; (ii) on each day during the period beginning three (3) months prior to the applicable date of determination and ending on and including the applicable date of determination (the “Equity Conditions Measuring Period”), the Common Stock is designated for quotation on the Principal Market and shall not have been suspended from trading on such exchange or market (other than suspensions of not more than two (2) days and occurring prior to the applicable date of determination due to business announcements by the Company) nor shall delisting or suspension by such exchange or market been threatened or pending either (A) in writing by such exchange or market or (B) by falling below the then effective minimum listing maintenance requirements of such exchange or market; (iii) during the one (1) year period ending on and including the date immediately preceding the applicable date of determination, the Company shall have delivered Conversion Shares upon conversion of the Notes and Warrant Shares upon exercise of the Warrants to the holders on a timely basis as set forth in Section 2(c)(ii) hereof (and analogous provisions under the Other Notes) and Sections 2(a) of the Warrants and Notes upon exercise of the Additional Investment Rights; (iv) during the Equity Conditions Measuring Period, any applicable shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating Section 3(d) hereof and the rules or regulations of the Principal Market; (v) during the Equity Conditions Measuring Period, the Company shall not have failed to timely make any payments within five (5) Business Days of when such payment is due pursuant to any Transaction Document; (vi) during the Equity Conditions Measuring Period, there shall not have occurred either (A) the public announcement of a pending, proposed or intended Fundamental Transaction which has not been abandoned, terminated or consummated, or (B) an Event of Default or (vii) during the period commencing on the Interest Notice Due Date, [Insert in Initial Notes only: the Installment Notice Due Date,] the Special Installment Notice Due Date or the Mandatory Conversion Notice Date, as applicable, and ending on the Interest Date, [Insert in Initial Notes only: the Installment Date,] the Special Installment Date or the Mandatory Conversion Date, as applicable, an event that with the passage of time or giving of notice would constitute an Event of Default; (viii) on the applicable date of determination, the Company shall have no knowledge of any fact that would cause (x) the Registration Statements required pursuant to the Registration Rights Agreement not to be effective and available for the resale of all remaining Registrable Securities in accordance with the terms of the Registration Rights Agreement or (y) any shares of Common Stock issuable upon conversion of the Notes and shares of Common Stock issuable upon exercise of the Warrants not to be eligible for sale without restriction pursuant to Rule 144(k) and any applicable state securities laws; and (ix) during the Equity Conditions Measuring Period, the Company otherwise shall have been in material compliance with and shall not have materially breached any provision, covenant, representation or warranty of any Transaction Document.

(o)           “Excluded Securities” means any Common Stock issued or issuable: (i) in connection with any Approved Stock Plan; (ii) upon conversion of the Notes or the exercise of the Warrants; (iii) pursuant to a bona fide firm commitment underwritten public offering with a nationally recognized underwriter which generates gross proceeds to the Company in excess of $30,000,000 (other than an “at-the-market offering” as defined in Rule 415(a)(4) under the 1933 Act and “equity lines”); (iv) in connection with the payment of any Interest Shares on the Notes; (v) in connection with any acquisition by the Company, whether through an acquisition of stock or a merger of any business, assets or technologies the primary purpose of which is not to raise equity capital in an amount not to exceed, in the aggregate 20% of the outstanding shares of Common Stock in any calendar year; and (vi) upon conversion of any Options or Convertible Securities which are outstanding on the day immediately preceding the Subscription Date, provided that the terms of such Options or Convertible Securities are not amended, modified or changed on or after the Subscription Date.

(p)           “Fundamental Transaction” means that the Company shall, directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (iii) allow another Person to make a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), or (v) reorganize, recapitalize or reclassify its Common Stock.

(q)           “GAAP” means United States generally accepted accounting principles, consistently applied.

(r)            [Insert in AIR Notes only:  “Installment Amount” means the Special Installment Amount with respect to any Special Installment Date.  In the event the Holder shall sell or otherwise transfer any portion of this Note, the transferee shall be allocated a pro rata portion of the each unpaid Installment Amount hereunder.]

(s)           [Insert in Initial Notes only:  “Installment Amount” means (a) with respect to any Scheduled Installment Date, the Scheduled Installment Amount with respect to such date and (b) with respect to any Special Installment Date, the Special Installment Amount with respect to such date.  In the event the Holder shall sell or otherwise transfer any portion of this Note, the transferee shall be allocated a pro rata portion of the each unpaid Scheduled Installment Amount and Special Installment Amount hereunder.]

(t)            [Insert in AIR Notes only:  “Installment Date” means each Special Installment Date.]

(u)           [Insert in Initial Notes only: “Installment Date” means (a) each Scheduled Installment Date, and (b) each Special Installment Date.]

(v)           “Interest Conversion Price” means, with respect to any Interest Date, that price which shall be computed as 92% of the arithmetic average of the Weighted Average Price of the Common Stock on each of the fifteen (15) consecutive Trading Days commencing two (2) Trading Days after the Interest Notice Due Date and ending on the fourth (4th) Trading Day immediately preceding the applicable Interest Date (each, an “Interest Measuring Period”).  All such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction during such period.

(w)          “Measuring Period” means any of the Interest Measuring Period or Company Conversion Measuring Period, as applicable.

(x)            “Net Cash Balance” means, at any date, the difference between (i) aggregate amount of all cash and cash equivalents (not including restricted cash) and short term investments shown or reflected on the Company’s balance sheet as at such date, minus (ii) the unpaid principal balance of the Permitted Indebtedness on such date.

(y)           “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(z)            “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(aa)         “Permitted Indebtedness” means (A) Senior Indebtedness, (B) Indebtedness incurred by the Company that is made expressly subordinate in right of payment to the Indebtedness evidenced by this Note, as reflected in a written agreement acceptable to the Holder and approved by the Holder in writing, and which Indebtedness does not provide at any time for (1) the payment, prepayment, repayment, repurchase or defeasance, directly or indirectly, of any principal or premium, if any, thereon until ninety-one (91) days after the Maturity Date or later and (2) total interest and fees at a rate in excess of eight percent (8%) per annum, (C) Indebtedness secured by Permitted Liens, (D) Indebtedness to trade creditors incurred in the ordinary course of business, and (E) extensions, refinancings and renewals of any items of Permitted Indebtedness, provided that the principal amount is not increased or the terms modified to impose more burdensome terms upon the Company or its Subsidiary, as the case may be.

(bb)         “Permitted Liens” means (i) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iii) any Lien created by operation of law, such as materialmen’s liens, mechanics’ liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, (iv) any Lien incurred to secure Senior Indebtedness, (v) Liens securing the Company’s obligations under the Notes, (vi) any Liens existing on the Closing Date and disclosed in the Schedule, (vii) Liens (A) upon or in any equipment (as defined in the Security Agreement) acquired or held by the Company or any of its Subsidiaries to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such equipment, or (B) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment; (viii) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (i), (iv) and (vii) above, provided that any extension, renewal or replacement

Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced does not increase, (ix) leases or subleases and licenses and sublicenses granted to others in the ordinary course of the Company’s business, not interfering in any material respect with the business of the Company and its Subsidiaries taken as a whole; (x) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of custom duties in connection with the importation of goods and (xi) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 4(a)(ix).

(cc)         “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(dd)         “Principal Market” means the Nasdaq National Market.

(ee)         “Redemption Premium” means (i) in the case of the Events of Default described in Section 4(a)(i) - (vi) and (ix) - (xii), 120% or (ii) in the case of the Events of Default described in Section 4(a)(vii) - (viii), 100%.

(ff)           “Registration Rights Agreement” means that certain registration rights agreement dated as of the Subscription Date by and among the Company and the initial holders of the Notes relating to, among other things, the registration of the resale of the Common Stock issuable upon conversion of the Notes and exercise of the Warrants.

(gg)         “Required Holders” means the holders of Notes representing at least a majority of the aggregate principal amount of the Notes then outstanding.

(hh)         “SEC” means the United States Securities and Exchange Commission.

(ii)           “Present Value of Interest” means the amount of any interest that, but for a Mandatory Conversion, would have accrued under this Note at the Interest Rate for the period from the Mandatory Conversion Date through the Maturity Date discounted to the present value of such interest using a discount rate equal to six percent (6%).

(jj)           [Insert in Initial Notes only:  “Scheduled Installment Amount” means, with respect to any Scheduled Installment Date, the lesser of (A) the product of (i) $1,066,667, multiplied by (ii) Holder Pro Rata Amount and (B) the Principal amount (plus any accrued and unpaid interest thereon) under this Note as of such Scheduled Installment Date, as any such Scheduled Installment Amount may be reduced pursuant to the terms of this Note, whether upon conversion, redemption or otherwise.  For the avoidance of doubt, any accrued and unpaid interest which may be paid pursuant to this definition shall be deducted from the total interest to be paid on any subsequent Interest Payment Date.]

(kk)         [Insert in Initial Notes only:  “Scheduled Installment Date” means the first day of each of the fifteen (15) consecutive calendar months commencing on June 1, 2005 and ending on August 1, 2006, and any other Scheduled Installment Date thereafter scheduled by the Holder in connection with a Deferral Amount pursuant to Section 8(d) hereof.]

(ll)           “Securities Purchase Agreement” means that certain securities purchase agreement dated as of the Subscription Date by and among the Company and the initial holders of the Notes pursuant to which the Company issued the Notes.

(mm)       “Senior Indebtedness” means the principal of (and premium, if any), interest on, and all fees and other amounts (including, without limitation, any reasonable out-of-pocket costs, enforcement expenses (including reasonable out-of-pocket legal fees and disbursements), collateral protection expenses and other reimbursement or indemnity obligations relating thereto and all reimbursement or payment obligations with respect to letters of credit) payable by Company under or in connection with the Amended and Restated Loan and Security Agreement, dated as of March 31, 2002 and any other agreements between Silicon Valley Bank and the Company (together with any amendments, restatements, renewals, refundings, refinancings or other extensions thereof, the “Senior Credit Facility”); provided, however, that the aggregate amount of such Senior Indebtedness (taking into account the maximum amounts which may be advanced under the loan documents evidencing such Senior Indebtedness) does not as of the date on which such Senior Indebtedness is incurred, exceed (i) $20,000,000, with respect to the unpaid principal balance of revolving credit loans thereunder, (ii) $1,300,000 with respect to the unpaid principal balance of term loans thereunder, and (iii) $29,000,000, with respect to all reimbursement and other payment obligations with respect to letters of credit issued for the account of the Company to secure its obligations under its real estate leases, provided, further, that all such letter of credit obligations are fully secured by cash pledged to and held by Silicon Valley Bank as the issuer (or confirming issuer) of such letter of credit.

(nn)         “Special Installment Amount” means, with respect to any Special Installment Date, the lesser of (i) the product of (1) $1,000,000, multiplied by (2) a fraction (x) the numerator of which is Principal amount of this Note on the Closing Date and (y) the denominator of which is the aggregate principal amount of all Notes issued to the Purchasers pursuant to the Securities Purchase Agreement on the Closing Date, (such fraction, the “Holder Pro Rata Amount”) or (ii) the Principal amount (plus any accrued and unpaid interest thereon) under this Note as of such Special Installment Date, as any such Special Installment Amount may be reduced pursuant to the terms of this Note, whether upon conversion, redemption or otherwise.  For the avoidance of doubt, any accrued and unpaid interest which may be paid pursuant to this definition shall be deducted from the total interest to be paid on any subsequent Interest Payment Date.

(oo)         “Special Installment Date” means (i) the first day of the third calendar month following the end of the Calendar Quarter giving rise to the Net Cash Deficiency and (ii) the first day of each subsequent calendar month thereafter, until such time as the Holder is no longer entitled to receive such payments pursuant to Section 8(e).  In the event that the day specified in clause (i) hereof shall be prior to the end of the applicable Company Conversion Period, the Special Installment Date shall be the third (3rd) day following the end of such period.

(pp)         “Subscription Date” means November       , 2004.

(qq)         “Successor Entity” means the Person, which may be the Company, formed by, resulting from or surviving any Fundamental Transaction or the Person with which such Fundamental Transaction shall have been made, provided that if such Person is not a publicly traded entity whose common stock or equivalent equity security is quoted or listed for trading on an Eligible Market, Successor Entity shall mean such Person’s Parent Entity.

(rr)           “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York Time).

(ss)         “US Net Cash Balance” means, at any date, the difference between (i) aggregate amount of cash and cash equivalents (not including restricted cash) and short term investments shown or reflected on the Company’s balance sheet as at such date, in each case only to the extent such cash, cash equivalents and short term investments are on deposit in each “Deposit Account” at United States banks pledged to the “Collateral Agent” and constituting “Collateral” under (and as such terms and defined in the “Pledge and Security Agreement” (as defined in the Securities Purchase Agreement), minus (ii) the unpaid principal balance of the Permitted Indebtedness on such date.

(tt)           “Warrants” has the meaning ascribed to such term in the Securities Purchase Agreement, and shall include all warrants issued in exchange therefor or replacement thereof.

(uu)         “Weighted Average Price” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York Time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York Time (or such other time as the Principal Market publicly announces is the official close of trading) as reported by Bloomberg through its “Volume at Price” functions, or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York Time (or such other time as such market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York Time (or such other time as such market publicly announces is the official close of trading) as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.).  If the Weighted Average Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder.  If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 24.  All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set out above.

BROADVISION, INC.

By:
Name:
Title:

EXHIBIT I

BROADVISION, INC.
CONVERSION NOTICE

Reference is made to the Senior Subordinated Secured Convertible Note (the “Note”) issued to the undersigned by BroadVision, Inc. (the “Company”).  In accordance with and pursuant to the Note, the undersigned hereby elects to convert the Conversion Amount (as defined in the Note) of the Note indicated below into shares of Common Stock par value $.0001 per share (the “Common Stock”) of the Company, as of the date specified below.

Date of Conversion:

Aggregate Conversion Amount to be converted:

Please confirm the following information:

Conversion Price:

Number of shares of Common Stock to be issued:

Please issue the Common Stock into which the Note is being converted in the following name and to the following address:

Issue to:

Facsimile Number:

Authorization:

By:

Title:

Dated:

Account Number:
(if electronic book entry transfer)

Transaction Code Number:
(if electronic book entry transfer)

ACKNOWLEDGMENT

The Company hereby acknowledges this Conversion Notice and hereby directs Computershare Trust Company to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated November     , 2004 from the Company and acknowledged and agreed to by Computershare Trust Company.

BROADVISION, INC.

By:
Name:
Title:

EXHIBIT B

[FORM OF WARRANT]

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

BROADVISION, INC.

WARRANT TO PURCHASE COMMON STOCK

Warrant No.:

Number of Shares of Common Stock:

Date of Issuance: November       , 2004 (“Issuance Date”)

BroadVision, Inc., a Delaware corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [PORTSIDE GROWTH AND OPPORTUNITY FUND] [OTHER BUYERS], the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, upon surrender of this Warrant to Purchase Common Stock (including any Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, the “Warrant”), at any time or times on or after May     , 2005, but not after 11:59 p.m., New York Time, on the Expiration Date (as defined below),                              (                          )(1) fully paid nonassessable shares of Common Stock (as defined below) (the “Warrant Shares”).  Except as otherwise defined herein, capitalized terms in this Warrant shall have the meanings set forth in Section 15.  This Warrant is one of the Warrants to Purchase Common Stock (the “SPA Warrants”) issued pursuant to Section 1 of that certain Securities Purchase Agreement, dated as of November     , 2004 (the “Subscription Date”), by and among the Company and the investors (the “Buyers”) referred to therein (the “Securities Purchase Agreement”).

(1)           Insert number of shares equal to (x) 30% of the principal amount of Initial Notes issued to the Holder pursuant to the Securities Purchase Agreement divided by (y) $         [Insert the Conversion Price].

1.             EXERCISE OF WARRANT.

(a)           Mechanics of Exercise.  Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(f)), this Warrant may be exercised by the Holder on any day on or after May     , 2005, in whole or in part, by (i) delivery of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant and (ii) (A) payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the “Aggregate Exercise Price”) in cash or wire transfer of immediately available funds or (B) by notifying the Company that this Warrant is being exercised pursuant to a Cashless Exercise (as defined in Section 1(d)).  The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder.  Execution and delivery of the Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares.  On or before the first Business Day following the date on which the Company has received each of the Exercise Notice and the Aggregate Exercise Price (or notice of a Cashless Exercise) (the “Exercise Delivery Documents”), the Company shall transmit by facsimile an acknowledgment of confirmation of receipt of the Exercise Delivery Documents to the Holder and the Company’s transfer agent (the “Transfer Agent”).  On or before the third Business Day following the date on which the Company has received all of the Exercise Delivery Documents (the “Share Delivery Date”), the Company shall (X) provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system, or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and dispatch by overnight courier to the address as specified in the Exercise Notice, a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder is entitled pursuant to such exercise.  Upon delivery of the Exercise Notice and Aggregate Exercise Price referred to in clause (ii)(A) above or notification to the Company of a Cashless Exercise referred to in Section 1(d), the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the certificates evidencing such Warrant Shares.  If this Warrant is delivered to the Company in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than two Business Days after the Share Delivery Date and at its own expense, issue a new Warrant (in accordance with Section 7(d)) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised.  No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number.  The Company shall pay any and all taxes which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

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(b)           Exercise Price.  For purposes of this Warrant, “Exercise Price” means $            (2), subject to adjustment as provided herein.

(c)           Company’s Failure to Timely Deliver Securities.  If the Company shall fail for any reason or for no reason to issue to the Holder on or before the Share Delivery Date, a certificate for the number of shares of Common Stock to which the Holder is entitled and register such shares of Common Stock on the Company’s share register or to credit the Holder’s balance account with DTC for such number of shares of Common Stock to which the Holder is entitled upon the Holder’s exercise of this Warrant, then, in addition to all other remedies available to the Holder, the Company shall pay in cash to the Holder on each day after such Share Delivery Date that the issuance of such shares of Common Stock is not timely effected an amount equal to 1.0% of the product of (A) the sum of the number of shares of Common Stock not issued to the Holder on a timely basis and to which the Holder is entitled and (B) the Closing Sale Price of the shares of Common Stock on the trading day immediately preceding the last possible date which the Company could have issued such shares of Common Stock to the Holder without violating Section 1(a).  In addition to the foregoing, if on or before the Share Delivery Date the Company shall fail to issue and deliver a certificate to the Holder and register such shares of Common Stock on the Company’s share register or credit the Holder’s balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon such holder’s exercise hereunder, and if on or after such Share Delivery Date the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of shares of Common Stock issuable upon such exercise that the Holder anticipated receiving from the Company (a “Buy-In”), then the Company shall, within three Business Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such shares of Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such shares of Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Bid Price on the date of exercise.

(d)           Cashless Exercise.  Notwithstanding anything contained herein to the contrary, if a Registration Statement (as defined in the Registration Rights Agreement) covering the Warrant Shares that are the subject of the Exercise Notice (the “Unavailable Warrant Shares”) is not available for the resale of such Unavailable Warrant Shares, the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x B) - (A x C)

B

(2)           Insert number equal to 130% of the Conversion Price.

3

For purposes of the foregoing formula:

A= the total number of shares with respect to which this Warrant is then being exercised.

B= the Closing Sale Price of the shares of Common Stock (as reported by Bloomberg) on the date immediately preceding the date of the Exercise Notice.

C= the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

(e)           Disputes.  In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with Section 12.

(f)            Limitations on Exercises.

(i)    Beneficial Ownership.  Other than in connection with a Fundamental Transaction pursuant to Section 4(a), the Company shall not effect the exercise of this Warrant, and the Holder shall not have the right to exercise this Warrant, to the extent that after giving effect to such exercise, such Person (together with such Person’s affiliates) would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such exercise.  For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Person and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised portion of this Warrant beneficially owned by such Person and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Person and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein.  Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended.  For purposes of this Warrant, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Form 10-K, Form 10-Q, Current Report on Form 8-K or other

4

public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding.  For any reason at any time, upon the written or oral request of the Holder, the Company shall within one Business Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the SPA Securities and the SPA Warrants, by the Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.  By written notice to the Company, the Holder may increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Holder and not to any other holder of SPA Securities.

(ii)   Principal Market Regulation.  The Company shall not be obligated to issue any shares of Common Stock upon exercise of this Warrant if the issuance of such shares of Common Stock would exceed that number of shares of Common Stock which the Company may issue upon exercise or conversion, as applicable, of the SPA Warrants and SPA Securities without breaching the Company’s obligations under the rules or regulations of the Principal Market (the “Exchange Cap”), except that such limitation shall not apply in the event that the Company (A) obtains the approval of its shareholders as required by the applicable rules of the Principal Market for issuances of shares of Common Stock in excess of such amount or (B) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Required Holders.  Until such approval or written opinion is obtained, no Buyer shall be issued in the aggregate, upon exercise or conversion, as applicable, of any SPA Warrants or SPA Securities, shares of Common Stock in an amount greater than the product of the Exchange Cap multiplied by a fraction, the numerator of which is the total number of shares of Common Stock underlying the SPA Warrants issued to such Buyer pursuant to the Securities Purchase Agreement on the Issuance Date and the denominator of which is the aggregate number of shares of Common Stock underlying the SPA Warrants issued to the Buyers pursuant to the Securities Purchase Agreement on the Issuance Date (with respect to each Buyer, the “Exchange Cap

5

Allocation”).  In the event that any Buyer shall sell or otherwise transfer any of such Buyer’s SPA Warrants, the transferee shall be allocated a pro rata portion of such Buyer’s Exchange Cap Allocation, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation allocated to such transferee.  In the event that any holder of SPA Warrants shall exercise all of such holder’s SPA Warrants into a number of shares of Common Stock which, in the aggregate, is less than such holder’s Exchange Cap Allocation, then the difference between such holder’s Exchange Cap Allocation and the number of shares of Common Stock actually issued to such holder shall be allocated to the respective Exchange Cap Allocations of the remaining holders of SPA Warrants on a pro rata basis in proportion to the shares of Common Stock underlying the SPA Warrants then held by each such holder.  In the event that the Company is prohibited from issuing any Warrant Shares for which an Exercise Notice has been received as a result of the operation of this Section 1(f)(ii), the Company shall pay cash in exchange for cancellation of such Warrant Shares, at a price per Warrant Share equal to the difference between the Closing Sale Price and the Exercise Price as of the date of the attempted exercise.

2.             ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES.  The Exercise Price and the number of Warrant Shares shall be adjusted from time to time as follows:

(a)           Adjustment upon Issuance of shares of Common Stock.  If and whenever on or after the Subscription Date the Company issues or sells, or in accordance with this Section 2 is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding shares of Common Stock deemed to have been issued by the Company in connection with any Excluded Securities (as defined in the SPA Securities) for a consideration per share less than a price (the “Applicable Price”) equal to the Exercise Price in effect immediately prior to such issue or sale or deemed issuance or sale (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced to an amount equal to the product of (A) the Exercise Price in effect immediately prior to such Dilutive Issuance and (B) the quotient determined by dividing (1) the sum of (I) the product derived by multiplying the Exercise Price in effect immediately prior to such Dilutive Issuance and the number of Common Stock Deemed Outstanding immediately prior to such Dilutive Issuance plus (II) the consideration, if any, received by the Company upon such Dilutive Issuance, by (2) the product derived by multiplying (I) the Exercise Price in effect immediately prior to such Dilutive Issuance by (II) the number of Common Stock Deemed Outstanding immediately after such Dilutive Issuance.  Upon each such adjustment of the Exercise Price hereunder, the number of Warrant Shares shall be adjusted to the number of shares of Common Stock determined by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares acquirable upon exercise of this Warrant

6

immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.  For purposes of determining the adjusted Exercise Price under this Section 2(a), the following shall be applicable:

(i)    Issuance of Options.  If the Company in any manner grants any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share.  For purposes of this Section 2(a)(i), the “lowest price per share for which one share of Common Stock is issuable upon exercise of such Options or upon conversion, exercise or exchange of such Convertible Securities” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of the Option, upon exercise of the Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option.  No further adjustment of the Exercise Price or number of Warrant Shares shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion, exercise or exchange of such Convertible Securities.

(ii)   Issuance of Convertible Securities.  If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share.  For the purposes of this Section 2(a)(ii), the “lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security.  No further adjustment of the Exercise Price or number of Warrant Shares shall be made upon the actual issuance of such Common Stock upon conversion, exercise or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of this Warrant has been or is to be made pursuant to other provisions of this Section 2(a), no further adjustment of the Exercise Price or number of Warrant Shares shall be made by reason of such issue or sale.

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(iii)  Change in Option Price or Rate of Conversion.  If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time, the Exercise Price and the number of Warrant Shares in effect at the time of such increase or decrease shall be adjusted to the Exercise Price and the number of Warrant Shares which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold.  For purposes of this Section 2(a)(iii), if the terms of any Option or Convertible Security that was outstanding as of the date of issuance of this Warrant are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease.  No adjustment pursuant to this Section 2(a) shall be made if such adjustment would result in an increase of the Exercise Price then in effect or a decrease in the number of Warrant Shares.

(iv)  Calculation of Consideration Received.  In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $0.01.  If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor.  If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such security on the date of receipt.  If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities, as the case may be.  The fair value of any consideration other than cash or securities will be determined jointly by the Company and the Required Holders.  If such parties are unable to reach agreement within ten (10) days after the occurrence of an event

8

requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Business Days after the tenth day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Required Holders.  The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne one-half by the Company and one-half by the Holders.

(v)   Record Date.  If the Company takes a record of the holders of shares of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(vi)  Until such time as the Company receives the Stockholder Approval (as defined in the Securities Purchase Agreement), no adjustment pursuant to Section 2(a) shall cause the Exercise Price to be less than $        (3), as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction.

(b)           Adjustment upon Subdivision or Combination of shares of Common Stock.  If the Company at any time on or after the Subscription Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased.  If the Company at any time on or after the Subscription Date  combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares will be proportionately decreased.  Any adjustment under this Section 2(b) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(c)           Other Events.  If any event occurs of the type contemplated by the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s Board of Directors will make an appropriate adjustment in the Exercise Price and the number of Warrant Shares so as to protect the rights of the Holder; provided that no such adjustment pursuant to this Section 2(c) will increase the Exercise Price or decrease the number of Warrant Shares as otherwise determined pursuant to this Section 2.

(3)           Insert number equal to Closing Bid Price.

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3.             RIGHTS UPON DISTRIBUTION OF ASSETS.  If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case:

(a)           any Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the Closing Bid Price of the shares of Common Stock on the trading day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company’s Board of Directors) applicable to one share of shares of Common Stock, and (ii) the denominator shall be the Closing Bid Price of the shares of Common Stock on the trading day immediately preceding such record date; and

(b)           the number of Warrant Shares shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding paragraph (a); provided that in the event that the Distribution is of shares of Common Stock (or common stock) (“Other Shares of Common Stock”) of a company whose common shares are traded on a national securities exchange or a national automated quotation system, then the Holder may elect to receive a warrant to purchase Other Shares of Common Stock in lieu of an increase in the number of Warrant Shares, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the number of shares of Other Shares of Common Stock that would have been payable to the Holder pursuant to the Distribution had the Holder exercised this Warrant immediately prior to such record date and with an aggregate exercise price equal to the product of the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding paragraph (a) and the number of Warrant Shares calculated in accordance with the first part of this paragraph (b).

4.             PURCHASE RIGHTS; FUNDAMENTAL TRANSACTIONS.

(a)           Purchase Rights.  In addition to any adjustments pursuant to Section 2 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of

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which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

(b)           Fundamental Transactions.  The Company shall not enter into or be party to a Fundamental Transaction unless (i)  the Successor Entity assumes in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section (4)(b) pursuant to written agreements in form and substance satisfactory to the Required Holders and approved by the Required Holders prior to such Fundamental Transaction, including agreements to deliver to each holder of Warrants in exchange for such Warrants a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant, including, without limitation, an adjusted exercise price equal to the value for the shares of Common Stock reflected by the terms of such Fundamental Transaction, and exercisable for a corresponding number of shares of capital stock equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and satisfactory to the Required Holders and (ii) the Successor Entity (including its Parent Entity) is a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market.  Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein.  Upon consummation of the Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon exercise of this Warrant at any time after the consummation of the Fundamental Transaction, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property) purchasable upon the exercise of the Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had this Warrant been converted immediately prior to such Fundamental Transaction, as adjusted in accordance with the provisions of this Warrant.  In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon an exercise of this Warrant at any time after the consummation of the Fundamental Transaction but prior to the Expiration Date, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property) purchasable upon the exercise of the Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had the Warrant been exercised immediately prior to such Fundamental Transaction.  Provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Required Holders.  The provisions of this Section shall apply similarly and equally to successive Fundamental Transactions and Corporate Events.  Provision made pursuant to the preceding sentence shall be in a form and substance satisfactory to the Required Holders.  The provisions

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of this Section shall apply similarly and equally to successive Fundamental Transactions and Corporate Events and shall be applied without regard to any limitations on the exercise of this Warrant.

5.             NONCIRCUMVENTION.  The Company hereby covenants and agrees that the Company will not, by amendment of its Articles of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder.  Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (iii) shall, so long as any of the SPA Warrants are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the exercise of the SPA Warrants, 130% of the number of shares of Common Stock as shall from time to time be necessary to effect the exercise of the SPA Warrants then outstanding (without regard to any limitations on exercise).

6.             WARRANT HOLDER NOT DEEMED A STOCKHOLDER.  Except as otherwise specifically provided herein, the Holder, solely in such Person’s capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant.  In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.  Notwithstanding this Section 6, the Company shall provide the Holder with copies of the same notices and other information given to the shareholders of the Company generally, contemporaneously with the giving thereof to the shareholders.

7.             REISSUANCE OF WARRANTS.

(a)           Transfer of Warrant.  If this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 7(d)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less then the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 7(d)) to

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the Holder representing the right to purchase the number of Warrant Shares not being transferred.

(b)           Lost, Stolen or Mutilated Warrant.  Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 7(d)) representing the right to purchase the Warrant Shares then underlying this Warrant.

(c)           Exchangeable for Multiple Warrants.  This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants (in accordance with Section 7(d)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, that no Warrants for fractional shares of Common Stock shall be given.

(d)           Issuance of New Warrants.  Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 7(a) or Section 7(c), the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.

8.             NOTICES.  Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Purchase Agreement.  The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Warrant, including in reasonable detail a description of such action and the reason therefore.  Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) immediately upon any adjustment of the Exercise Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least fifteen days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the shares of Common Stock, (B) with respect to any grants, issuances or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to holders of shares of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

9.             AMENDMENT AND WAIVER.  Except as otherwise provided herein, the provisions of this Warrant may be amended and the Company may take any action herein

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prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Required Holders; provided that no such action may increase the exercise price of any SPA Warrant or decrease the number of shares or class of stock obtainable upon exercise of any SPA Warrant without the written consent of the Holder.  No such amendment shall be effective to the extent that it applies to less than all of the holders of the SPA Warrants then outstanding.

10.           GOVERNING LAW.  This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

11.           CONSTRUCTION; HEADINGS.  This Warrant shall be deemed to be jointly drafted by the Company and all the Buyers and shall not be construed against any person as the drafter hereof.  The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.

12.           DISPUTE RESOLUTION.  In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within two Business Days of receipt of the Exercise Notice giving rise to such dispute, as the case may be, to the Holder.  If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Warrant Shares within three Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two Business Days submit via facsimile (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Holder  or (b) the disputed arithmetic calculation of the Warrant Shares to the Company’s independent, outside accountant.  The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten Business Days from the time it receives the disputed determinations or calculations.  Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

13.           REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF.  The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder right to pursue actual damages for any failure by the Company to comply with the terms of this Warrant.  The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate.  The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

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14.           TRANSFER.          This Warrant may be offered for sale, sold, transferred or assigned without the consent of the Company, except as may otherwise be required by Section 2(f) of the Securities Purchase Agreement.

15.           CERTAIN DEFINITIONS.  For purposes of this Warrant, the following terms shall have the following meanings:

(a)           “Bloomberg” means Bloomberg Financial Markets.

(b)           “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(c)           “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York Time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.).  If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Holder.  If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 12.  All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

(d)           “Common Stock” means (i) the Company’s shares of Common Stock, par value $0.0001 per share, and (ii) any share capital into which such Common Stock shall have been changed or any share capital resulting from a reclassification of such Common Stock.

(e)           “Common Stock Deemed Outstanding” means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Sections 2(a)(i) and 2(a)(ii) hereof regardless of whether the Options or Convertible Securities are actually exercisable at such time, but excluding any shares of Common Stock owned or held by or for the account of the Company or issuable upon conversion and exercise, as applicable, of the SPA Securities and the Warrants.

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(f)            “Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock.

(g)           “Eligible Market” means the Principal Market, The New York Stock Exchange, Inc., the American Stock Exchange or The Nasdaq SmallCap Market.

(h)           “Expiration Date” means the date sixty-six months after the Issuance Date or, if such date falls on a day other than a Business Day or on which trading does not take place on the Principal Market (a “Holiday”), the next date that is not a Holiday.

(i)            “Fundamental Transaction” means that the Company shall, directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (iii) allow another Person to make a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), or (v) reorganize, recapitalize or reclassify its Common Stock.

(j)            “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(k)           “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(l)            “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(m)          “Principal Market” means the Nasdaq National Market.

(n)           “Registration Rights Agreement” means that certain registration rights agreement by and among the Company and the Buyers.

(o)           “Required Holders” means the holders of the SPA Warrants representing at least a majority of shares of Common Stock underlying the SPA Warrants then outstanding.

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(p)           “SPA Securities” means the Notes issued pursuant to the Securities Purchase Agreement.

(q)           “Successor Entity” means the Person (or, if so elected by the Required Holders, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Required Holders, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above.

BROADVISION, INC.

By:
Name:
Title:

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS
WARRANT TO PURCHASE COMMON STOCK

BROADVISION, INC.

The undersigned holder hereby exercises the right to purchase                                    of the shares of Common Stock (“Warrant Shares”) of BroadVision, Inc., a Delaware corporation (the “Company”), evidenced by the attached Warrant to Purchase Common Stock (the “Warrant”).  Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1.  Form of Exercise Price.  The Holder intends that payment of the Exercise Price shall be made as:

a “Cash Exercise” with respect to Warrant Shares; and/or

a “Cashless Exercise” with respect to Warrant Shares.

2.  Payment of Exercise Price.  In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the Aggregate Exercise Price in the sum of $                                       to the Company in accordance with the terms of the Warrant.

3.  Delivery of Warrant Shares.  The Company shall deliver to the holder                      Warrant Shares in accordance with the terms of the Warrant.

Date:                                    ,

Name of Registered Holder

By:
Name:
Title:

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs Computershare Trust Company to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated November     , 2004 from the Company and acknowledged and agreed to by Computershare Trust Company.

BROADVISION, INC.

By:
Name:
Title:

Exhibit C

[FORM OF ADDITIONAL INVESTMENT RIGHT]

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

BROADVISION, INC.

ADDITIONAL INVESTMENT RIGHT

Additional Investment Right No.:
Principal Amount of Additional Notes:
Date of Issuance:  November       , 2004 (“Issuance Date”)

BroadVision, Inc., a Delaware corporation (the “Company”), hereby certifies that, for value received, the receipt and sufficiency of which are hereby acknowledged, [PORTSIDE GROWTH AND OPPORTUNITY FUND] [OTHER BUYERS], the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below to purchase from the Company, at the Exercise Price (as defined below) then in effect, at any time or times on or after the date hereof, but not after 11:59 P.M., New York Time, on the Expiration Date (as defined below), up to a total of $             (1), in principal amount of Additional Notes (as defined in the Securities Purchase Agreement (as defined below)).  Except as otherwise defined herein, capitalized terms in this Additional Investment Right shall have the meanings set forth in Section 15 or in that certain Securities Purchase Agreement, dated as of November     , 2004, by and among the Company and the buyers referred to therein, including the Holder (the “Securities Purchase Agreement”).  This Additional Investment Right (including all Additional Investment Rights issued in exchange, transfer or replacement hereof, each an “AIR”, such other AIRs, the “Other AIRs” and collectively, the “AIRs”) is one of the Additional Investment Rights (as defined in the Securities Purchase Agreement) issued pursuant to Section 1 of the Securities Purchase Agreement.

(1)                                  Insert number set forth opposite such Buyer's name in column 5 of the Schedule of Buyers set forth in the Securities Purchase Agreement.

1.                                       EXERCISE OF AIR.

(a)                                  Mechanics of Exercise.  Subject to the terms and conditions hereof, this AIR may be exercised by the Holder hereof on any day beginning after the date hereof and ending on and including July       , 2005(2) (the “Expiration Date”), in whole or in part, by (i) delivery of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of such Holder’s election to exercise this AIR and (ii) payment to the Company of an amount equal to $1.00 for each $1.00 of principal amount of Additional Notes as to which this AIR is being exercised (the “Exercise Price”) in cash or wire transfer of immediately available funds.  The date the Exercise Notice and the Exercise Price are delivered to the Company (as determined in accordance with the notice provisions hereof) is an “Exercise Date”; provided, however, that if the Exercise Notice and the Exercise Price are not delivered to the Company on the same date, the Exercise Date shall be the date of the later of the two deliveries. The Holder of this AIR shall not be required to deliver the original AIR in order to effect an exercise hereunder.  Execution and delivery of the Exercise Notice with respect to less than all of the Additional Notes shall have the same effect as cancellation of the original AIR and issuance of a new AIR evidencing the right to purchase the remaining number of Additional Notes.  On or before the first Business Day following the Exercise Date, the Company shall transmit by facsimile an acknowledgment of receipt of the Exercise Notice and the Exercise Price to the Holder hereof.  On or before the third Business Day following the Exercise Date, the Company shall issue and deliver to the address as specified in the Exercise Notice an Additional Note, registered in the name of the Holder of this AIR or its designee, in the principal amount as to which the Holder of this AIR is entitled pursuant to such exercise.  On the Exercise Date, the Holder of this AIR shall be deemed for all corporate purposes to have become the Holder of record of the Additional Note with respect to which this AIR has been exercised, irrespective of the date of delivery of such Additional Note.  Upon surrender of this AIR to the Company following one or more partial exercises, the Company shall as soon as practicable and in no event later than three Business Days after receipt of the AIR and at its own expense, issue a new AIR (in accordance with Section 5(d)) representing the right to purchase the number of Additional Notes purchasable immediately prior to such exercise under this AIR, less the principal amount of Additional Notes with respect to which this AIR is exercised.  The Company shall pay any and all taxes which may be payable with respect to the issuance and delivery of Additional Notes upon exercise of this AIR.

(b)                                 Company’s Failure to Timely Deliver Additional Notes.  If the Company shall fail for any reason or for no reason to issue to the Holder within three Business Days of the Exercise Date, Additional Notes, the Company shall pay as additional damages in cash to such Holder on each day after such third Business Day that the issuance of such Additional Notes is not timely effected an amount equal to 1.0% of the principal amount of the Additional Notes into which this AIR is exercisable.

(c)                                  Absolute and Unconditional Obligation.  The Company’s obligations to issue and deliver Additional Notes in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the

(2)                                  Insert date that is 8 months from the date hereof.

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Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person.  Nothing herein shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver Additional Notes upon exercise of the AIR as required pursuant to the terms hereof.

2.                                       FUNDAMENTAL TRANSACTION.  The Company shall not enter into or be party to a Fundamental Transaction (as defined in the Notes), unless (i) the Person formed by or surviving any such Fundamental Transaction (if other than the Company) or the Person to which such Fundamental Transaction shall have been made assumes all the obligations of the Company under this AIR and the other Transaction Documents (as defined in the Securities Purchase Agreement) pursuant to written agreements in form and substance satisfactory to the Required Holders and approved by the Required Holders prior to such Fundamental Transaction, and including agreements to deliver to each holder of AIRs in exchange for such AIRs, a security of the Person formed by or surviving any such Fundamental Transaction (if other than the Company) or the Person to which such Fundamental Transaction shall have been made evidenced by a written instrument substantially similar in form and substance to this AIR, including, without limitation, a right to exercise for Additional Notes that have been adjusted and approved as set forth in Sections 5 and 6 of the Additional Notes as if such Additional Notes were outstanding at the time of such Fundamental Transaction and (ii) the Company or the Person formed by or surviving any such Fundamental Transaction or to which such Fundamental Transaction shall have been made is a publicly traded entity whose common stock or equivalent equity security is quoted on or listed for trading on an Eligible Market (as defined in the Notes).  Upon any Fundamental Transaction, the successor entity to such Fundamental Transaction shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this AIR referring to such “Company” shall refer instead to the successor entity or, if so elected by the Required Holders, by the entity that, directly or indirectly, controls such successor entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this AIR with the same effect as if such successor Person had been named as the Company herein; provided, however, that the predecessor Company shall not be relieved from its obligations under the Transaction Documents except in the case of a Fundamental Transaction that meets the requirements of this section.  The provisions of this Section shall apply similarly and equally to successive Fundamental Transactions.

3.                                       COMPANY’S RIGHT OF MANDATORY FUNDING.

(a)                                  Mandatory Funding.  If at any time from and after the Effective Date (as defined in the Registration Rights Agreement) until July     , 2005(3) (the “Mandatory Funding Eligibility Date”), (i) the Weighted Average Price (as defined in the Notes) of the Common Stock equals or exceeds $                (4) (subject to appropriate adjustments for stock splits, stock dividends, stock combinations and other similar transactions after the Issuance Date) for each of

(3)                                  Insert date that is 8 months from the date hereof.

(4)                                  Insert amount equal to 150% of Conversion Price specified in the Notes.

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any twenty (20) consecutive Trading Days (as defined in the Notes) following the Mandatory Funding Eligibility Date (the “Mandatory Funding Measuring Period”) and (ii) the AIR Equity Conditions (as defined below) shall have been satisfied or waived in writing by the Holder during the period commencing with the Mandatory Funding Notice Date and ending with the Mandatory Funding Date (each, as defined below), the Company shall have the right to require the Holder to exercise all or any designated portion of the AIR and purchase from the Company, at the Exercise Price then in effect, all or any designated portion of the Additional Notes in accordance with Section 1(a) hereof as of the Mandatory Funding Date (a “Mandatory Funding”).  The Company may exercise its right to require purchase of Additional Notes under this Section 3(a) by delivering within not more than two Trading Days following the end of any such Mandatory Funding Measuring Period a written notice thereof by facsimile and overnight courier to all, but not less than all, of the holders of AIRs (the “Mandatory Funding Notice” and the date all of the holders received such notice is referred to as the “Mandatory Funding Notice Date”).  The Mandatory Funding Notice shall be irrevocable.  The Mandatory Funding Notice shall state (i) the Trading Day selected for the Mandatory Funding in accordance with Section 3(a), which Trading Day shall be at least 20 Business Days but not more than 60 Business Days following the Mandatory Funding Notice Date (the “Mandatory Funding Date”), (ii) the aggregate amount of the Additional Notes to be issued upon mandatory exercise from all of the holders of the AIRs pursuant to this Section 3 (and analogous provisions under the Other AIRS) and (iii) the principal amount of Additional Notes to be issued.

As used herein, “AIR Equity Conditions” means each of the following conditions:  (i) on each day during the period beginning one (1) month prior to the applicable date of determination and ending on and including the applicable date of determination, the Registration Statement filed pursuant to the Registration Rights Agreement shall be effective and available for the resale of all remaining Registrable Securities in accordance with the terms of the Registration Rights Agreement and there shall not have been any Grace Periods (as defined in the Registration Rights Agreement); (ii) on each day during the period beginning three (3) months prior to the applicable date of determination and ending on and including the applicable date of determination (the “AIR Equity Conditions Measuring Period”), the Common Stock is designated for quotation on the Principal Market and shall not have been suspended from trading on such exchange or market (other than suspensions of not more than two (2) days and occurring prior to the applicable date of determination due to business announcements by the Company) nor shall delisting or suspension by such exchange or market been threatened or pending either (A) in writing by such exchange or market or (B) by falling below then effective minimum listing maintenance requirements of such exchange or market; (iii) during the one (1) year period ending on and including the date immediately preceding the applicable date of determination, the Company shall have delivered Additional Notes upon exercise of the AIRs, Conversion Shares upon conversion of the Notes and Warrant Shares upon exercise of the Warrants to the holders thereof on a timely basis as set forth in Section 1(a) of the AIRs (and analogous provisions under the Other AIRs), Section 2(c)(ii) of the Notes and Sections 2(a) of the Warrants, respectively; (iv) during the AIR Equity Conditions Measuring Period, all shares of Common Stock issuable pursuant to Additional Notes to be issued in connection with the proposed Mandatory Funding may be converted in full without violating Section 3(d) of the Notes or the rules or regulations of the Principal Market; (v) during the AIR Equity Conditions Measuring Period, the Company shall not have failed to timely make any payments within five (5) Business Days of when such payment is due pursuant to any Transaction Document; (vi) during the AIR Equity Conditions

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Measuring Period, there shall not have occurred either (A) the public announcement of a pending, proposed or intended Fundamental Transaction which has not been abandoned, terminated or consummated or (B) an Event of Default or an event that with the passage of time or giving of notice would constitute an Event of Default; (vii) on the applicable date of determination, the Company shall have no knowledge of any fact that would cause the Registration Statements required pursuant to the Registration Rights Agreement not to be effective and available for the resale of all remaining Registrable Securities in accordance with the terms of the Registration Rights Agreement; and (viii) during the AIR Equity Conditions Measuring Period, the Company otherwise shall have been in material compliance with and shall not have materially breached any provision, covenant, representation or warranty of any Transaction Document.

(b)                                 Pro Rata Funding Requirement.  If the Company elects to cause an exercise of this AIR pursuant to Section 3(a), then it must simultaneously take the same action in the same proportion with respect to the Other AIRs.  All AIRs exercised by the Holder after the Mandatory Funding Notice Date shall reduce the amount of Additional Notes required to be issued on the Mandatory Funding Date.  If the Company has elected a Mandatory Funding, the mechanics of exercise set forth in Section 1(a) shall apply, to the extent applicable, as if the Company had received from the Holder on the Mandatory Funding Date an Exercise Notice with respect to the Additional Notes being issued pursuant to the Mandatory Funding.

4.                                       NONCIRCUMVENTION.  The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation or through any Fundamental Transaction, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this AIR, and will at all times in good faith carry out all the provisions of this AIR and take all action as may be required to protect the rights of the Holder of this AIR.

5.                                       REISSUANCE OF AIRS.

(a)                                  Transfer of AIR.  If this AIR is to be transferred, the Holder shall surrender this AIR to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder of this AIR a new AIR (in accordance with Section 5(d)), registered as the Holder of this AIR may request, representing the right to purchase the principal amount of Additional Notes being transferred by the Holder and, if less then the total number of Additional Notes then underlying this AIR is being transferred, a new AIR (in accordance with Section 5(d)) to the Holder of this AIR representing the right to purchase the principal amount of Additional Notes not being transferred.

(b)                                 Lost, Stolen or Mutilated AIR.  Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this AIR, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder of this AIR to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this AIR, the Company shall execute and deliver to the Holder a new AIR (in accordance with Section 5(d)) representing the right to purchase the principal amount of Additional Notes then underlying this AIR.

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(c)                                  AIR Exchangeable for Multiple AIRs.  This AIR is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new AIR or AIR (in accordance with Section 5(d)) representing in the aggregate the right to purchase the principal amount of Additional Notes then underlying this AIR, and each such new AIR will represent the right to purchase such portion of such Additional Notes as is designated by the Holder of this AIR at the time of such surrender.

(d)                                 Issuance of New AIR.  Whenever the Company is required to issue a new AIR pursuant to the terms of this AIR, such new AIR (i) shall be of like tenor with this AIR, (ii) shall represent, as indicated on the face of such new AIR, the right to purchase the principal amount of Additional Notes then underlying this AIR (or in the case of a new AIR being issued pursuant to Section 5(a) or Section 5(c), the principal amount of Additional Notes designated by the Holder of this AIR which, when added to the principal amount of Additional Notes underlying the other new AIR issued in connection with such issuance, does not exceed the principal amount of Additional Notes then underlying this AIR), (iii) shall have an issuance date, as indicated on the face of such new AIR which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this AIR.

6.                                       COVENANTS.  Disclosure of Transactions and Other Material Information.  On or before 8:30 a.m., New York Time, on the first Business Day following each Exercise Date, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by the exercise of this AIR in the form required by the 1934 Act.  On the Exercise Date, the Company shall confirm that the representations and warranties of the Company set forth in the Securities Purchase Agreement are true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of such Exercise Date as though made at that time (except for representations and warranties that speak as of a specific date) and that the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents (as defined in the Securities Purchase Agreement) to be performed, satisfied or complied with by the Company at or prior to such Exercise Date.

7.                                       NOTICES.  Whenever notice is required to be given under this AIR, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Purchase Agreement.  The Company shall provide the Holder of this AIR with prompt written notice of all actions taken pursuant to this AIR, including in reasonable detail a description of such action and the reason therefore.  Without limiting the generality of the foregoing, the Company will give written notice to the Holder of this AIR at least fifteen days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any grants, issues or sales of any Options (as defined in the Additional Notes), Convertible Securities (as defined in the Additional Notes) or rights to purchase stock, warrants, securities or other property to Holders of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to such Holder.

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8.                                       AMENDMENT AND WAIVER.  Except as otherwise provided herein, the provisions of this AIR may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Required Holders; provided that no such action may increase the exercise price of any AIRs or decrease the principal amount of Additional Notes obtainable upon exercise of any AIRs without the written consent of the Holder of this AIR.  No such amendment shall be effective to the extent that it applies to less than all of the Holders of the AIRs then outstanding.

9.                                       GOVERNING LAW.  This AIR shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this AIR shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

10.                                 CONSTRUCTION; HEADINGS.  This AIR shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any person as the drafter hereof.  The headings of this AIR are for convenience of reference and shall not form part of, or affect the interpretation of, this AIR.

11.                                 REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF.  The remedies provided in this AIR shall be cumulative and in addition to all other remedies available under this AIR, the Securities Purchase Agreement and the other Transaction Documents (as defined in the Securities Purchase Agreement), at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder of this AIR to pursue actual damages for any failure by the Company to comply with the terms of this AIR.  The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder of this AIR and that the remedy at law for any such breach may be inadequate.  The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder of this AIR shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

12.                                 TRANSFER.  This AIR may be offered for sale, sold, transferred or assigned without the consent of the Company.

13.                                 CERTAIN DEFINITIONS.  For purposes of this AIR, the following terms shall have the following meanings:

(a)                                  “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(b)                                 “Common Stock” means (i) the Company’s common stock, par value $.0001 per share, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

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(c)                                  “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(d)                                 “Registration Rights Agreement” means that certain registration rights agreement dated as of the Closing Date (as defined in the Securities Purchase Agreement) by and among the Company and the Purchasers.

(e)                                  “Required Holders” means the holders of AIRs representing the right to acquire at least a majority of the principal amount of Additional Notes underlying the AIRs then outstanding.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this AIR to be duly executed as of the Issuance Date set out above.

BROADVISION, INC.

By:
Name:
Title:

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS
ADDITIONAL INVESTMENT RIGHT

BROADVISION, INC.

To:                              BroadVision, Inc.

The undersigned is the holder of Additional Investment Right No.            (the “AIR”) issued by BroadVision, Inc., a Delaware corporation (the “Company”).  Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the AIR.

1.                                       The AIR is currently exercisable to purchase a total of $               principal amount of Additional Notes.

2.                                       The undersigned holder hereby exercises its right to purchase $               principal amount of Additional Notes pursuant to the AIR.

3.                                       The holder shall pay the sum of $                                       to the Company in accordance with the terms of the AIR.

4.                                       Pursuant to this exercise, the Company shall deliver to the holder $               principal amount of Additional Notes in accordance with the terms of the AIR.

5.                                       Following this exercise, the AIR shall be exercisable to purchase a total of $               principal amount of Additional Notes.

Please issue the Additional Notes in the following name and to the following address:

Issue to:

Date:	,

Name of Registered Holder

By:
Name:
Title:

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of AIR]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                                                  the right represented by the within AIR to purchase $                 principal amount of Additional Notes of BroadVision, Inc., to which the within AIR relates and appoints                                  attorney to transfer said right on the books of BroadVision, Inc. with full power of substitution in the premises.

Dated: ,

(Signature must conform in all respects to name of holder as specified on the face of the AIR)

Address of Transferee

In the presence of:

Exhibit D

Form of Additional Notes

See Exhibit A

Exhibit E

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of November     , 2004, by and among BroadVision, Inc., a Delaware corporation, with headquarters located at 585 Broadway, Redwood City, CA 94063 (the “Company”), and the undersigned buyers (each, a “Buyer”, and collectively, the “Buyers”).

WHEREAS:

A.                                   In connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the “Securities Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions set forth in the Securities Purchase Agreement, to issue and sell to each Buyer (i) senior subordinated secured convertible notes of the Company (the “Initial Notes”), which will, among other things, be convertible into the Company’s common stock, $.0001 par value per share (the ”Common Stock”, as converted, the “Initial Conversion Shares”) in accordance with the terms of the Notes, and (ii) warrants (the “Warrants”), which will be exercisable to purchase shares of Common Stock (as exercised collectively, the “Warrant Shares”).

B.                                     In connection with the Securities Purchase Agreement, the Company has agreed, upon the terms and subject to the conditions set forth in the Securities Purchase Agreement, to issue and sell to each Buyer certain additional investment rights (the “Additional Investment Rights”) which will be exercisable to purchase additional senior subordinated secured convertible notes of the Company (the “Additional Notes”, and collectively with the Initial Notes, the “Notes”), which will be convertible into shares of Common Stock (as converted, the “Additional Conversion Shares”, and collectively with the Initial Conversion Shares, the “Conversion Shares”) in accordance with the terms of the Additional Notes.

C.                                     The Notes bear interest, which at the option of the Company, subject to certain conditions, may be paid in shares of Common Stock (the “Interest Shares”).

D.                                    To induce the Buyers to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

1.                                       Definitions.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.  As used in this Agreement, the following terms shall have the following meanings:

(a)                                  “Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(b)                                 “Effective Date” means the date the Registration Statement has been declared effective by the SEC.

(c)                                  “Effectiveness Deadline” means the date which is 120 days after the Closing Date.

(d)                                 “Filing Deadline” means 60 days after the Closing Date.

(e)                                  “Investor” means a Buyer or any transferee or assignee thereof to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

(f)                                    “register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

(g)                                 “Registrable Securities” means (i) the Conversion Shares issued or issuable upon conversion of the Notes, (ii) the Warrant Shares issued or issuable upon exercise of the Warrants, (iii) the Interest Shares issued or issuable under the Notes and (iv) any share capital of the Company issued or issuable with respect to the Conversion Shares, the Notes, the Warrant Shares, the Warrants or the Additional Investment Rights as a result of any share split, share dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on conversions of the Notes or exercises of the Warrants and Additional Investment Rights.

(h)                                 “Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering the Registrable Securities.

(i)                                     “Required Holders” means the holders of at least a majority of the Registrable Securities.

(j)                                     “Required Registration Amount” means 150% of the sum of (i) the number of Interest Shares issued and issuable pursuant to the terms of the Notes as of the trading date immediately preceding the applicable date of determination, (ii) the number of Conversion Shares issued and issuable pursuant to the Notes (including the Additional Notes) as of the trading day immediately preceding the applicable date of determination, and (ii) the number of Warrant Shares issued and issuable pursuant to the Warrants as of the trading day immediately preceding the applicable date of determination, all subject to adjustment as provided in Section 2(e).

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(k)                                  “Rule 415” means Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.

(l)                                     “SEC” means the United States Securities and Exchange Commission.

2.                                       Registration.

(a)                                  Mandatory Registration.  The Company shall prepare, and, as soon as practicable but in no event later than the Filing Deadline, file with the SEC the Registration Statement on Form S-3 covering the resale of all of the Registrable Securities.  In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration, subject to the provisions of Section 2(d).  The Registration Statement prepared pursuant hereto shall register for resale at least the number of shares of Common Stock equal to the Required Registration Amount as of date the Registration Statement is initially filed with the SEC.  The Registration Statement shall contain (except if otherwise directed by the Required Holders) the “Selling Stockholders” and “Plan of Distribution” sections in substantially the form attached hereto as Exhibit B.  The Company shall use its best efforts to have the Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Effectiveness Deadline.

(b)                                 Allocation of Registrable Securities.  The initial number of Registrable Securities included in any Registration Statement and any increase in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time the Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the SEC.  In the event that an Investor sells or otherwise transfers any of such Investor’s Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor.  Any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors which are covered by such Registration Statement.  In no event shall the Company include any securities other than Registrable Securities on any Registration Statement without the prior written consent of the Required Holders.

(c)                                  Legal Counsel.  Subject to Section 5 hereof, the Required Holders shall have the right to select one legal counsel to review and oversee any registration pursuant to this Section 2 (“Legal Counsel”), which shall be Schulte Roth & Zabel LLP or such other counsel as thereafter designated by the Required Holders.  The Company and Legal Counsel shall reasonably cooperate with each other in performing the Company’s obligations under this Agreement.

(d)                                 Ineligibility for Form S-3.  In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form reasonably

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acceptable to the Required Holders and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

(e)                                  Sufficient Number of Shares Registered.  In the event the number of shares available under a Registration Statement filed pursuant to Section 2(a) is insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement or an Investor’s allocated portion of the Registrable Securities pursuant to Section 2(b), the Company shall amend the applicable Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least the Required Registration Amount as of the trading day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than fifteen (15) days after the necessity therefor arises.  The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.  For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed “insufficient to cover all of the Registrable Securities” if at any time the number of shares of Common Stock available for resale under the Registration Statement is less than the product determined by multiplying (i) the Required Registration Amount as of such time by (ii) 0.67.  The calculation set forth in the foregoing sentence shall be made without regard to any limitations on the conversion of the Notes or the exercise of the Warrants or the Additional Investment Rights and such calculation shall assume that the Notes are then convertible into shares of Common Stock at the then prevailing Conversion Rate (as defined in the Notes) and that the Warrants and Additional Investment Rights are then exercisable for shares of Common Stock at the then prevailing Exercise Price (as defined in the Warrants and Additional Investment Rights, respectively).

(f)                                    Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement.  If (i) a Registration Statement covering all of the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to this Agreement is (A) not filed with the SEC on or before the Filing Deadline (a “Filing Failure”) or (B) not declared effective by the SEC on or before the respective Effectiveness Deadline (an “Effectiveness Failure”) or (ii) on any day after the Effective Date sales of all of the Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period (as defined in Section 3(r)) pursuant to such Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement or to register a sufficient number of shares of Common Stock) (a “Maintenance Failure”) then, as partial relief for the damages to any holder by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each holder of Registrable Securities relating to such Registration Statement an amount in cash equal to one percent (1%) of the aggregate Purchase Price (as such term is defined in the Securities Purchase Agreement) of such Investor’s Registrable Securities included in such Registration Statement on each of the following dates: (i) the day of a Filing Failure and

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on every thirtieth day (pro rated for periods totaling less than thirty days) thereafter until such Filing Failure is cured; (ii) on the thirtieth day after an Effectiveness Failure and on every thirtieth day (pro rated for periods totaling less than thirty days) thereafter until such Effectiveness Failure is cured; (iii) the initial day of a Maintenance Failure and on every thirtieth day (pro rated for periods totaling less than thirty days) thereafter until such Maintenance Failure is cured.  The payments to which a holder shall be entitled pursuant to this Section 2(g) are referred to herein as “Registration Delay Payments.”  Registration Delay Payments shall be paid on the earlier of (I) the last day of the calendar month during which such Registration Delay Payments are incurred and (II) the third Business Day after the event or failure giving rise to the Registration Delay Payments is cured.  In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of 1.0% per month (prorated for partial months) until paid in full.

3.                                       Related Obligations.

At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a), 2(d) or 2(e), the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

(a)                                  The Company shall submit to the SEC, within two (2) Business Days after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a particular Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 48 hours after the submission of such request.  The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144(k) (or any successor thereto) promulgated under the 1933 Act or (ii) the date on which the Investors shall have disposed of all of the Registrable Securities covered by such Registration Statement (the “Registration Period”).  The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.

(b)                                 The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement.  In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the

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Company filing a report on Form 10-Q, Form 10-K, Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

(c)                                  The Company shall (A) permit Legal Counsel to review and comment upon (i) a Registration Statement at least five (5) Business Days prior to its filing with the SEC and (ii) all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any similar or successor reports) within a reasonable amount of time prior to their filing with the SEC, and (B) not file any Registration Statement or amendment or supplement thereto in a form to which Legal Counsel reasonably and timely objects.  The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Legal Counsel, which consent shall not be unreasonably withheld or delayed.  The Company shall furnish to Legal Counsel, without charge, (i) copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, and all exhibits and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto.  The Company and Legal Counsel shall reasonably cooperate with respect to the obligations contained in this Section 3.

(d)                                 The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge,  (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents, including exhibits, incorporated therein by reference, if requested by an Investor and not otherwise available on the EDGAR system, and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement (but in no event later than two Business Days after the Effective Date), ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

(e)                                  The Company shall use its best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Investors of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of such jurisdictions in the United States as the Investor may reasonably request, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the

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Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction.  The Company shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

(f)                                    The Company shall notify Legal Counsel and each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(r), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to Legal Counsel and each Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request).  The Company shall also promptly notify Legal Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

(g)                                 The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest practicable moment and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(h)                                 If an Investor can demonstrate reasonable necessity, at the reasonable request of any Investor, the Company shall use its reasonable best efforts to furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Investors, and (ii) an opinion, dated as of such date, of counsel

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representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors.

(i)                                     In connection with the Investors’ due diligence efforts, the Company shall make available for inspection during business hours and upon reasonable advance request by (i) any Investor, (ii) Legal Counsel and (iii) one firm of accountants or other agents retained by the Investors (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree in writing to hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge.  Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.  Nothing herein (or in any other confidentiality agreement between the Company and any Investor) shall be deemed to limit the Investors’ ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

(j)                                     The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws or applicable rules and regulations of the Principal Market, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement.  The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(k)                                  The Company shall use its best efforts either to (i) cause all of the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all of the Registrable Securities covered by a Registration Statement on the Nasdaq National Market or (iii) if, despite the Company’s best

8

efforts to satisfy, the preceding clauses (i) and (ii) the Company is unsuccessful in satisfying the preceding clauses (i) and (ii), to secure the inclusion for quotation on The Nasdaq SmallCap Market for such Registrable Securities and, without limiting the generality of the foregoing, to use its best efforts to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. (“NASD”) as such with respect to such Registrable Securities.  The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).

(l)                                     The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

(m)                               If requested by an Investor, the Company shall (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Securities.

(n)                                 The Company shall use its best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

(o)                                 The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of a Registration Statement.

(p)                                 The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

(q)                                 Within two (2) Business Days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such

9

Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

(r)                                    Notwithstanding anything to the contrary herein, at any time after the Registration Statement has been declared effective by the SEC, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a “Grace Period”); provided, that the Company shall promptly (i) notify the Investors in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material, non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that during any three hundred sixty five (365) day period such Grace Periods shall not exceed an aggregate of thirty-five (35) days (each, an “Allowable Grace Period”).  For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) and the date referred to in such notice.  The provisions of Section 3(g) hereof shall not be applicable during the period of any Allowable Grace Period.  Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable.  Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale, and delivered a copy of the prospectus included as part of the applicable Registration Statement, prior to the Investor’s receipt of the notice of a Grace Period and for which the Investor has not yet settled.

4.                                       Obligations of the Investors.

(a)                                  At least five (5) Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor’s Registrable Securities included in such Registration Statement.  It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

(b)                                 Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such

10

Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.

(c)                                  Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of 3(f) or receipt of notice that no supplement or amendment is required.  Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f) and for which the Investor has not yet settled.

(d)                                 To the extent required by applicable law, each Investor shall promptly notify the Company of any change in any information regarding such Investor furnished by such Investor to the Company for inclusion in a Registration Statement.  Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

5.                                       Expenses of Registration.

All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company.  The Company shall also reimburse the Investors for the fees and disbursements of Legal Counsel in connection with registration, filing or qualification pursuant to Sections 2 and 3 of this Agreement which amount shall be limited to $10,000.

6.                                       Indemnification.

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a)                                  To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, members, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or

11

threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon:  (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”).  Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a):  (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(d); (ii) with respect to any preliminary prospectus, shall not inure to the benefit of any such Person from whom the Person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any Person controlling such Person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented and if such prospectus was timely made available by the Company pursuant to Section 3(d), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used it or failed to deliver the correct prospectus as required by the 1933 Act; (iii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, including a corrected prospectus, if such prospectus or corrected prospectus was timely made available by the Company pursuant to Section 3(d); and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

(b)                                 In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold

12

harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement or any post-effective amendment thereof; and, subject to Section 6(c), such Investor promptly will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

(c)                                  Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding.  In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates.  The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the

13

indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim.  The indemnifying party shall keep the Indemnified Party or Indemnified Person reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto.  No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent.  No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation.  Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

(d)                                 The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

(e)                                  The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.                                       Contribution.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that:  (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

8.                                       Reports Under the 1934 Act.

With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees to:

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(a)                                  make and keep public information available, as those terms are understood and defined in Rule 144;

(b)                                 file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c)                                  furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual report of the Company and such other reports and documents so filed by the Company (other than any correspondence filed by the Company with the SEC, including, without limitation, any confidential treatment requests), and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

9.                                       Assignment of Registration Rights.

The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of such Investor’s Registrable Securities if:  (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement.

10.                                 Amendment of Registration Rights.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Holders.  Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.  No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities.  No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

11.                                 Termination of Obligations.

The obligations of the Company pursuant to Section 3 hereof shall cease and terminate upon the earlier to occur of (a) such time as all of the Registrable Securities have been

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resold, or (b) such time as all of the Registrable Securities may be resold pursuant to Rule 144(k).

12.                                 Miscellaneous.

(a)                                  A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities.  If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the such record owner of such Registrable Securities.

(b)                                 Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

If to the Company:

BroadVision, Inc.

585 Broadway
Redwood City, California 94063
Telephone:                                    (650) 261-5100
Facsimile:                                            (650) 261-5900
Attention:                                         General Counsel

With a copy to:

Cooley Godward LLP
One Maritime Plaza, 20th Floor
San Francisco, California 94111

Telephone:                                    (415) 693-2000

Facsimile:                                            (415) 951-3699

Attention:                                         Kenneth L. Guernsey, Esq.

If to Legal Counsel:

Schulte Roth & Zabel LLP

919 Third Avenue

New York, New York  10022

Telephone:  (212) 756-2000

Facsimile:  (212) 593-5955

Attention:  Eleazer N. Klein, Esq.

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If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers attached hereto, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.  Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

(c)                                  Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(d)                                 All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(e)                                  This Agreement, the other Transaction Documents (as defined in the Securities Purchase Agreement) and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein.  This Agreement, the other Transaction Documents and

17

the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

(f)                                    Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

(g)                                 The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h)                                 This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement.  This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(i)                                     Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(j)                                     All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders.

(k)                                  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

(l)                                     This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(m)                               The obligations of each Buyer hereunder are several and not joint with the obligations of any other Buyer, and no provision of this Agreement is intended to confer any obligations on any Buyer vis-à-vis any other Buyer.  Nothing contained herein, and no action taken by any Buyer pursuant hereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

* * * * * *

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IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:

BROADVISION, INC.

By:
Name:
Title:

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS:

PORTSIDE GROWTH & OPPORTUNITY FUND

By:
Name:
Title:

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

SF CAPITAL PARTNERS LTD.

By:
Name:
Title:

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

MANCHESTER SECURITIES CORP.

By:
Name:
Title:

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

KINGS ROAD INVESTMENTS LTD.

By:
Name:
Title:

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

PROVIDENT PREMIER MASTER FUND

By:
Name:
Title:

SCHEDULE OF BUYERS

Buyer	Buyer’s Address and Facsimile Number	Buyer’s Representative’s Address and Facsimile Number

Portside Growth & Opportunity Fund	c/o Ramius Capital Group, L.L.C. 666 Third Avenue, 26th Floor New York, New York 10017 Attention: Jeffrey Smith Nancy Wu Facsimile: (212) 845-7999 Telephone: (212) 845-7955	Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Attn: Eleazer Klein, Esq. Facsimile: (212) 593-5955 Telephone: (212) 756-2000

SF Capital Partners Ltd.	3600 South Lake Drive St. Francis, WI 53235 Attention: Brian Davidson Facsimile: (414) 294-7700 Telephone: (414) 294-7000

Manchester Securities Corp.	712 Fifth Avenue New York, NY 10019 Attention: Sundar Srinivasan Facsimile: (212) 586-9461 Telephone: (212) 506-2999

Kings Road Investments Ltd.

M & C Corporate Services Limited
P.O. Box 309GT, Ugland House
South Church Street, George Town
Grand Cayman, Cayman Islands
Attention: James Piachaud
Facsimile: (212) 359-7304
Telephone: (212) 359-7336

Provident Premier Master Fund, Ltd.	c/o Gemini Investment Strategies, LLC 35 Waterview Boulevard Parsippany, NJ 07054 Attention: Steven Winters Facsimile: (973) 404-1360 Telephone: (973) 404-1350

EXHIBIT A

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

Computershare Trust Company

350 Indiana Street, Suite 800

Golden, CO  80401

Attention:  Ms. Tiffany Skiles

Re:                               BroadVision, Inc.

Ladies and Gentlemen:

[We are][I am] counsel to BroadVision, Inc., a Delaware corporation (the “Company”), and have represented the Company in connection with that certain Securities Purchase Agreement (the “Securities Purchase Agreement”) entered into by and among the Company and the buyers named therein (collectively, the “Holders”) pursuant to which the Company issued to the Holders senior secured convertible notes (the “Initial Notes”) convertible into the Company’s common stock, $.0001 par value per share (the ”Common Stock”), warrants exercisable for shares of Common Stock (the “Warrants”) and additional investment rights exercisable for additional senior secured convertible notes of the Company (the “Additional Notes”, and collectively with the Initial Notes, the “Notes”) which will be convertible into shares of Common Stock.  Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the “Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon conversion of the Notes, the shares of Common Stock issuable as interest on the Notes and the shares of Common Stock issuable upon exercise of the Warrants, under the Securities Act of 1933, as amended (the “1933 Act”).  In connection with the Company’s obligations under the Registration Rights Agreement, on                                , 200  , the Company filed a Registration Statement on Form S-3 (File No. 333-                          ) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the Registrable Securities that names each of the Holders as a selling stockholder thereunder.

In connection with the foregoing, [we][I] advise you that a member of the SEC’s staff has advised [us][me] by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and [we][I] have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

This letter shall serve as our standing opinion to you that the shares of Common Stock are freely transferable by the Holders pursuant to the Registration Statement.  You need not require further letters from us to effect any future legend-free issuance or reissuance of

1

shares of Common Stock to the Holders as contemplated by the Company’s Irrevocable Transfer Agent Instructions dated                      , 2004.  This letter shall serve as our standing opinion with regard to this matter.

Very truly yours,

[ISSUER’S COUNSEL]

By:

CC:                             [LIST NAMES OF HOLDERS]

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EXHIBIT B

SELLING STOCKHOLDERS

The shares of Common Stock being offered by the selling stockholders are issuable upon conversion of the convertible notes (including convertible notes issuable upon exercise of additional investment rights which were issued pursuant to a Securities Purchase Agreement dated as of November       , 2004), as interest on the convertible notes and upon exercise of the warrants.  For additional information regarding the issuance of those convertible notes, warrants and additional investment rights, see “Private Placement of Shares of Common Stock, Convertible Notes, Warrants and Additional Investment Rights” above.  We are registering the shares of Common Stock in order to permit the selling stockholders to offer the shares for resale from time to time.  Except for the ownership of the Convertible Notes, the Warrants and the Additional Investment Rights issued pursuant to the Securities Purchase Agreement, the selling stockholders have not had any material relationship with us within the past three years.

The table below lists the selling stockholders and information regarding the beneficial ownership of the shares of Common Stock by each of the selling stockholders.  The second column lists the number of shares of Common Stock beneficially owned by each selling stockholder, based on its ownership of the convertible notes, warrants and additional investment rights, as of                 , 200  , assuming conversion of all convertible notes (including convertible notes issuable upon exercise of all of the additional investment rights held by the selling stockholders) and exercise of the warrants held by the selling stockholders on that date, without regard to any limitations on conversions or exercise.

The third column lists the shares of Common Stock being offered by this prospectus by each selling stockholder.

In accordance with the terms of a registration rights agreement among the Company and the selling stockholders, this prospectus generally covers the resale of at least 150% of the sum of (i) the number of shares of Common Stock issuable as interest on the convertible notes, (ii) the number of shares of Common Stock issuable upon conversion of the convertible notes (including convertible notes issuable upon exercise of all of the additional investment rights which were issued pursuant to a Securities Purchase Agreement) as of the trading day immediately preceding the date the registration statement is initially filed with the SEC and (iii) the number of shares of Common Stock issuable upon exercise of the related warrants as of the trading day immediately preceding the date the registration statement is initially filed with the SEC.  Because the conversion price of the convertible notes, the interest payable on the convertible notes may be adjusted and the exercise price of the warrants and the additional investment rights may be adjusted, the number of shares that will actually be issued may be more or less than the number of shares being offered by this prospectus.  The fourth column assumes the sale of all of the shares offered by the selling stockholders pursuant to this prospectus.

Under the terms of the convertible notes and the warrants, a selling stockholder may not convert the convertible notes or exercise the warrants to the extent such conversion or exercise would cause such selling stockholder, together with its affiliates, to beneficially own a number of shares of Common Stock which would exceed 4.99% of our then outstanding shares of Common

1

Stock following such conversion or exercise, excluding for purposes of such determination shares of Common Stock issuable upon conversion of the convertible notes that have not been converted and upon exercise of the warrants and additional investment rights that have not been exercised.  The number of shares in the second column does not reflect this limitation.  The selling stockholders may sell all, some or none of their shares in this offering.  See “Plan of Distribution.”

Name of Selling Shareholder	Number of Shares Owned Prior to Offering	Maximum Number of Shares to be Sold Pursuant to this Prospectus	Number of Shares Owned After Offering

Portside Growth & Opportunity Fund (1)			0

SF Capital Partners Ltd. (2)			0

Manchester Securities Corp. (3)			0

Kings Road Investments Ltd.			0

Provident Premier Master Fund (4)			0

(1)                                  Ramius Capital Group, LLC (“Ramius Capital”) is the investment adviser of Portside Growth and Opportunity Fund (“Portside”) and consequently has voting control and investment discretion over securities held by Portside.  Ramius Capital disclaims beneficial ownership of the shares held by Portside.  Peter A. Cohen, Morgan B. Stark, Thomas W. Strauss and Jeffrey M. Solomon are the sole managing members of C4S& Co., LLC, the sole managing member of Ramius Capital.  As a result, Messrs. Cohen, Stark, Strauss and Solomon may be considered beneficial owners of any shares deemed to be beneficially owned by Ramius Capital.  Messrs. Cohen, Stark, Strauss and Solomon disclaim beneficial ownership of these shares.

(2)                                  Michael A. Roth and Brian J. Stark possess voting and dispositive power over all of the shares owned by SF Capital Partners Ltd.

(3)                                  Manchester Securities Corp. is a wholly-owned subsidiary of Elliott Associates, L.P. Paul E. Singer and Elliott Capital Advisors, L.P., which is controlled by Mr. Singer, are the general partners of Elliott Associates, L.P.

(4)                                The Investment Advisor to Provident Premier Master Fund, Ltd. is Gemini Investment Strategies, LLC. The Managing Members of Gemini Investment Strategies, LLC are Messrs. Steven W. Winters and Mr. Richard S. Yakomin. As such, Messrs. Winters and Yakomin may be deemed beneficial owners of the shares. Messrs. Winters and Yakomin, however, disclaim beneficial ownership of such shares.

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PLAN OF DISTRIBUTION

We are registering the shares of Common Stock issuable upon conversion of the convertible notes (including convertible notes issuable upon exercise of the additional investment rights), upon exercise of the warrants and in payment of interest on the convertible notes to permit the resale of these shares of Common Stock by the holders of the convertible notes, warrants and additional investment rights from time to time after the date of this prospectus.  We will not receive any of the proceeds from the sale by the selling stockholders of the shares of Common Stock.  We will bear all fees and expenses incident to our obligation to register the shares of Common Stock.

The selling stockholders may sell all or a portion of the shares of Common Stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents.  If the shares of Common Stock are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent’s commissions.  The shares of Common Stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices.  These sales may be effected in transactions, which may involve crosses or block transactions,

•                  on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

•                  in the over-the-counter market;

•                  in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•                  through the writing of options, whether such options are listed on an options exchange or otherwise;

•                  ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•                  block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•                  purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•                  an exchange distribution in accordance with the rules of the applicable exchange;

•                  privately negotiated transactions;

•                  short sales;

•                  sales pursuant to Rule 144;

1

•                  broker-dealers may agree with the selling securityholders to sell a specified number of such shares at a stipulated price per share;

•                  a combination of any such methods of sale; and

•                  any other method permitted pursuant to applicable law.

If the selling stockholders effect such transactions by selling shares of Common Stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of Common Stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved).  In connection with sales of the shares of Common Stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of Common Stock in the course of hedging in positions they assume.  The selling stockholders may also sell shares of Common Stock short and deliver shares of Common Stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales.  The selling stockholders may also loan or pledge shares of Common Stock to broker-dealers that in turn may sell such shares.

The selling stockholders may pledge or grant a security interest in some or all of the convertible notes, warrants, additional investment rights or shares of Common Stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of Common Stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended, amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.  The selling stockholders also may transfer and donate the shares of Common Stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling stockholders and any broker-dealer participating in the distribution of the shares of Common Stock may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act.  At the time a particular offering of the shares of Common Stock is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of shares of Common Stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling stockholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

Under the securities laws of some states, the shares of Common Stock may be sold in such states only through registered or licensed brokers or dealers.  In addition, in some states the

2

shares of Common Stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling stockholder will sell any or all of the shares of Common Stock registered pursuant to the registration statement, of which this prospectus forms a part.

The selling stockholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of Common Stock by the selling stockholders and any other participating person.  Regulation M may also restrict the ability of any person engaged in the distribution of the shares of Common Stock to engage in market-making activities with respect to the shares of Common Stock.  All of the foregoing may affect the marketability of the shares of Common Stock and the ability of any person or entity to engage in market-making activities with respect to the shares of Common Stock.

We will pay all expenses of the registration of the shares of Common Stock pursuant to the registration rights agreement; provided, however, that a selling stockholder will pay all underwriting discounts and selling commissions, if any.  We will indemnify the selling stockholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreements, or the selling stockholders will be entitled to contribution.  We may be indemnified by the selling stockholders against liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholder specifically for use in this prospectus, in accordance with the related registration rights agreement, or we may be entitled to contribution.

Once sold under the shelf registration statement, of which this prospectus forms a part, the shares of Common Stock will be freely tradable in the hands of persons other than our affiliates.

3

Exhibit H

VOTING AGREEMENT

VOTING AGREEMENT, dated as of November        2004 (this “Agreement”), by and among BroadVision, Inc., a Delaware corporation (the “Company”), Pehong Chen, an individual (“Chen”), and The Chen Family Trust dated 1/15/93, a [JURISDICTION] [grantor] trust, (the “Trust” and, collectively with Chen, the “Stockholders”).

WHEREAS, the Company and certain investors (each, a “Buyer”, and collectively, the “Buyers”) have entered into a Securities Purchase Agreement, dated as of the date hereof (the “Securities Purchase Agreement”), pursuant to which, among other things, the Company has agreed to issue and sell to the Buyers and the Buyers have, severally but not jointly, agreed to purchase (i) senior subordinated secured convertible notes of the Company (the “Notes”), which Notes shall be convertible into the Company’s common stock, $.0001 par value per share (the “Common Stock”), (ii) warrants to purchase shares of Common Stock and (iii) a right to acquire additional Notes;

WHEREAS, as of the date hereof, (i) the Trust owns [5,874,985] shares of Common Stock, which represent approximately [17.7]% of the total issued and outstanding Common Stock of the Company and approximately [17.7]% of the total voting power of the Company and (ii) Chen owns options (the “Options”) to purchase [1,057,455] shares of Common Stock of the Company;

WHEREAS, as a condition to the willingness of the Buyers to enter into the Securities Purchase Agreement and to consummate the transactions contemplated thereby (collectively, the “Transaction”), the Buyers have required that the Stockholders agree, and in order to induce the Buyers to enter into the Securities Purchase Agreement, the Stockholders have agreed, to enter into this Agreement with respect to all the Common Stock now owned and which may hereafter be acquired by the Stockholders (including, without limitation, the Option Shares (as defined in Section 2.03 hereof)) and any other securities, if any, which Stockholders are currently entitled to vote, or after the date hererof become entitled to vote, at any meeting of the stockholders of the Company (the “Other Securities”).

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I

VOTING AGREEMENT OF THE STOCKHOLDERS

SECTION 1.01.  Voting Agreement.  Subject to the last sentence of this Section 1.01, the Stockholders hereby agree that at any meeting of the stockholders of the Company, however called, and in any action by written consent of the Company’s stockholders, the Stockholders shall vote all of the Trust Shares (as defined in Section 2.03 hereof), any Option Shares and any Other Securities: (a) in favor of the Stockholder Approval (as defined in the Securities Purchase Agreement) as described in Section 4(p) of the Securities Purchase Agreement; and (b) against any proposal or any other corporate action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Transaction Documents (as defined in the Securities

Purchase Agreement) or which could result in any of the conditions to the Company’s obligations under the Transaction Documents not being fulfilled.  The Stockholders acknowledge receipt and review of a copy of the Securities Purchase Agreement and the other Transaction Documents.  The obligations of the Stockholders under this Section 1.01 shall terminate immediately following the occurrence of the Stockholder Approval.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

Each Stockholder hereby represents and warrants, severally but not jointly to the Company and each of the Buyers as follows:

SECTION 2.01.  Authority Relative to this Agreement.  (a) Such Stockholder has all necessary power (if such Stockholder is an entity), capacity (if such Stockholder is an individual) and authority to execute and deliver this Agreement, to perform his or its obligations hereunder and to consummate the transactions contemplated hereby and (b) Chen has full trust power and authority as a trustee of the Trust, under the terms of the relevant trust instrument thereof, to vote the Trust Shares in accordance with the terms herein.  This Agreement has been duly executed and delivered by such Stockholder and constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws now or hereafter in effect relating to, or affecting generally, the enforcement of creditors’ and other obligees’ rights and (ii) where the remedy of specific performance or other forms of equitable relief may be subject to certain equitable defenses and principles and to the discretion of the court before which the proceeding may be brought.

SECTION 2.02.  No Conflict.  (a)  The execution and delivery of this Agreement by such Stockholder does not, and the performance of this Agreement by such Stockholder shall not, (i) conflict with or violate any federal, state or local law, statute, ordinance, rule, regulation, order, judgment or decree applicable to such Stockholder or by which the Trust Shares, Options, or any Other Securities owned by such Stockholder are bound or affected or (ii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the Trust Shares, Options, or any Other Securities owned by such Stockholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Stockholder is a party or by which such Stockholder is bound.

(b)           The execution and delivery of this Agreement by such Stockholder does not, and the performance of this Agreement by such Stockholder shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental entity by such Stockholder.

SECTION 2.03.  Title to the Stock.  As of the date hereof, (a) the Trust owns [5,874,985] shares of Common Stock of the Company (the “Trust Shares”) and (b) Chen owns Options to purchase [1,057,455] shares of Common Stock of the Company (the “Option

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Shares”).  As of the date hereof, Chen is entitled to vote, without restriction, on all matters brought before holders of capital stock of the Company, (i) the Trust Shares (in his capacity as a trustee), which shares represent on the date hereof approximately [17.7]% of the outstanding stock and approximately [17.7]% of the voting power of the Company and (ii) upon exercise of the Options, the Option Shares, which shares represent on the date hereof (assuming exercise as of such date) approximately [2.6]% of the outstanding stock and approximately [2.6]% of the voting power of the Company. Such Common Stock is all the securities of the Company owned, either of record or beneficially, by each Stockholder.  Such Common Stock is owned free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on such Stockholder’s voting rights, charges and other encumbrances of any nature whatsoever.  No Stockholder has appointed or granted any proxy, which appointment or grant is still effective, with respect to the Trust Shares, any Option Shares or Other Securities owned by such Stockholder.

ARTICLE III

COVENANTS

SECTION 3.01.  No Disposition or Encumbrance of Stock.  Each Stockholder hereby covenants and agrees that such Stockholder shall not, and Chen in his capacity as trustee shall not cause or permit the Trust to, offer or agree to sell, transfer, tender, assign, hypothecate or otherwise dispose of, grant a proxy or power of attorney with respect to, or create or permit to exist any security interest, lien, claim, pledge, option, right of first refusal, agreement, limitation on Stockholders’ voting rights, charge or other encumbrance of any nature whatsoever (“Encumbrance”) with respect to the Trust Shares, any Option Shares or Other Securities, directly or indirectly, or initiate, solicit or encourage any person to take actions which could reasonably be expected to lead to the occurrence of any of the foregoing.

SECTION 3.02.  Company Cooperation.  The Company hereby covenants and agrees that it will not, and each Stockholder irrevocably and unconditionally acknowledges and agrees that the Company will not (and waives any rights against the Company in relation thereto), recognize any Encumbrance or agreement on any of the Trust Shares, Options, or any Other Securities subject to this Agreement.

ARTICLE IV

MISCELLANEOUS

SECTION 4.01.  Further Assurances.  Each Stockholder shall execute and deliver such further documents and instruments and take all further action as may be reasonably necessary in order to consummate the transactions contemplated hereby.

SECTION 4.02.  Specific Performance.  The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that any Buyer (without being joined by any other Buyer) shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.  Any Buyer shall be entitled to its reasonable attorneys’ fees in any action brought to enforce this Agreement in which it is the prevailing party.

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SECTION 4.03.  Entire Agreement.  This Agreement constitutes the entire agreement among the Company and the Stockholders (other than the Securities Purchase Agreement and the other Transaction Documents to which the Stockholders are parties) with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the Company and the Stockholders with respect to the subject matter hereof.

SECTION 4.04.  Amendment.  This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

SECTION 4.05.  Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of this Agreement is not affected in any manner materially adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

SECTION 4.06.  Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware.  The parties hereby submit to the non-exclusive jurisdiction of the Supreme Court of the State of New York or the United States District Court for the Southern District of New York located in New York County, New York in respect of any all actions or proceedings arising directly or indirectly from or in connection with this Agreement.  The parties consent to the jurisdiction and venue of the foregoing courts and consent that any process or notice of motion or other application to any of said courts or a judge thereof may be served inside or outside the State of New York or the Southern District of New York by registered mail, return receipt requested, directed to the party being served at its address set forth on the signature ages to this Agreement (and service so made shall be deemed complete three (3) days after the same has been posted as aforesaid) or by personal service or in such other manner as may be permissible under the rules of said courts.  Each of the Company and each Stockholder irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action, or proceeding brought in such a court and any claim that suit, action, or proceeding has been brought in an inconvenient forum.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

SECTION 4.07.  Third-Party Beneficiaries.  The Buyers shall be intended third party beneficiaries of this Agreement to the same extent as if they were parties hereto, and shall be entitled to enforce the provisions hereof.

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SECTION 4.08.  Termination.  This Agreement shall terminate immediately following the occurrence of the Stockholder Approval or upon the mutual consent of the Stockholders and the Buyers holding at least a majority of the aggregate principal amount of Notes outstanding.

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IN WITNESS WHEREOF, the Stockholder and the Company has duly executed this Agreement.

THE COMPANY:

BROADVISION, INC.

By:
Name:
Title:

Address:	585 Broadway Redwood City, CA 94063

STOCKHOLDERS:

PEHONG CHEN

Address:

THE CHEN FAMILY TRUST DATED 1/15/93

By:
	Name:	Pehong Chen
	Title:	Trustee

Address:

Exhibit F

SRZ DRAFT

11/08/04

PLEDGE AND SECURITY AGREEMENT

PLEDGE AND SECURITY AGREEMENT, dated as of November       , 2004 (this “Agreement”) made by BroadVision, Inc., a Delaware corporation (“BVI”) and each of its existing “Subsidiaries” (as defined in the Securities Purchase Agreement defined below) named on the signature pages hereto (collectively, the “Existing Subsidiaries”) and each other Subsidiary of BVI hereafter becoming party hereto (together with BVI and the Existing Subsidiaries, each a “Grantor” and, collectively, the “Grantors”), in favor of Portside Growth & Opportunity Fund, a company organized under the laws of the Cayman Islands, in its capacity as collateral agent (in such capacity, the “Collateral Agent”) for the “Buyers” (as defined below) party to the Securities Purchase Agreement, dated as of even date herewith (as amended, restated or otherwise modified from time to time, the “Securities Purchase Agreement”).

W I T N E S S E T H:

WHEREAS, BVI and each party listed as a “Buyer” Schedule of Buyers attached thereto (collectively, the “Buyers”) are parties to the Securities Purchase Agreement, pursuant to which BVI shall be required to sell, and the Buyers shall purchase or have the right to purchase, the “Notes” (as defined therein);

WHEREAS, it is a condition precedent to the Buyers entering into the Securities Purchase Agreement that BVI shall have executed and delivered to the Collateral Agent this Agreement providing for the grant to the Collateral Agent for the benefit of the Buyers of a security interest in all Collateral (as defined herein) to secure all of BVI’s obligations under the Securities Purchase Agreement and the “Notes” (as defined therein) issued pursuant thereto (as such Notes may be amended, restated, replaced or otherwise modified from time to time in accordance with the terms thereof, collectively, the “Notes”);

WHEREAS, each of the Existing Subsidiaries is a wholly-owned Subsidiary of BVI and will derive substantial benefits from the execution of the Securities Purchase Agreement;

WHEREAS, each of the Existing Subsidiaries, BVI and each other Grantor are or will be mutually dependent on each other in the conduct of their respective businesses as an integrated operation, with the credit needed from time to time by one often being provided through financing obtained by the other and the ability to obtain such financing being dependent on the successful operations of each of the Existing Subsidiaries, BVI and each other Grantor;

WHEREAS, it is a condition precedent to the Buyers entering into the Securities Purchase Agreement that each of the Existing Subsidiaries shall have executed and delivered to the Collateral Agent the “Guaranty” (as defined therein) with respect to the obligations of BVI under the Securities Purchase Agreement and the Notes (as amended, restated or otherwise modified from time to time, the “Guaranty”), and this Agreement providing for the grant to the Collateral Agent for the benefit of the Buyers of a security interest in all personal property of each of the Existing Subsidiaries to secure its obligations under the Guaranty, and that each future domestic and material foreign Subsidiary of BVI become a party to the Guaranty and this Agreement; and

WHEREAS, each of the Existing Subsidiaries and each other Grantor has determined that the execution, delivery and performance of this Agreement and the Guaranty directly benefits, and are in the best interest of BVI; and

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Buyers to perform under the Securities Purchase Agreement, each Grantor agrees with the Collateral Agent, for the benefit of the Buyers, as follows:

SECTION 1.                                Definitions.

(a)                                  Reference is hereby made to the Securities Purchase Agreement and the Notes for a statement of the terms thereof.  All terms used in this Agreement and the recitals hereto which are defined in the Securities Purchase Agreement, the Notes or in Articles 8 or 9 of the Uniform Commercial Code (the “Code”) as in effect from time to time in the State of New York, and which are not otherwise defined herein shall have the same meanings herein as set forth therein; provided that terms used herein which are defined in the Code as in effect in the State of New York on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as the Collateral Agent may otherwise determine.

(b)                                 The following terms shall have the respective meanings provided for in the Code:  “Accounts”, “Cash Proceeds”, “Chattel Paper”, “Commercial Tort Claim”, “Commodity Account”, “Commodity Contracts”, “Deposit Account”, “Documents”, “Equipment”, “Fixtures”, “General Intangibles”, “Goods”, “Instruments”, “Inventory”, “Investment Property”, “Letter-of-Credit Rights”, “Noncash Proceeds”, “Payment Intangibles”, “Proceeds”, “Promissory Notes”, “Security”, “Record”, “Security Account”, “Software”, and “Supporting Obligations”.

(c)                                  As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

“Copyright Licenses” means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensee or licensor and providing for the grant of any right to use or sell any works covered by any copyright (including, without limitation, all Copyright Licenses set forth in Schedule II hereto).

“Copyrights” means all domestic and foreign copyrights, whether registered or not, including, without limitation, all copyright rights throughout the universe (whether now or hereafter arising) in any and all media (whether now or hereafter developed), in and to all original works of authorship fixed in any tangible medium of expression, acquired or used by any Grantor (including, without limitation, all copyrights described in Schedule II hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Copyright Office or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.

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“Event of Default” shall have the meaning set forth in the Notes.

“Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code (Chapter 11 of Title 11 of the United States Code) or under any other bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, or extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

“Intellectual Property” means the Copyrights, Trademarks and Patents.

“Licenses” means the Copyright Licenses, the Trademark Licenses and the Patent Licenses.

“Lien” means any mortgage, deed of trust, pledge, lien (statutory or otherwise), security interest, charge or other encumbrance or security or preferential arrangement of any nature, including, without limitation, any conditional sale or title retention arrangement, any capitalized lease and any assignment, deposit arrangement or financing lease intended as, or having the effect of, security.

“Patent Licenses” means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensee or licensor and providing for the grant of any right to manufacture, use or sell any invention covered by any Patent (including, without limitation, all Patent Licenses set forth in Schedule II hereto).

“Patents” means all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how, formulae, rights of publicity and other general intangibles of like nature, now existing or hereafter acquired (including, without limitation, all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how and formulae described in Schedule II hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office, or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.

“Trademark Licenses” means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensor or licensee and providing for the grant of any right concerning any Trademark, together with any goodwill connected with and symbolized by any such trademark licenses, contracts or agreements and the right to prepare for sale or lease and sell or lease any and all Inventory now or hereafter owned by any Grantor and now or hereafter covered by such licenses (including, without limitation, all Trademark Licenses described in Schedule II hereto).

“Trademarks” means all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a’s, Internet domain names, trade styles, designs, logos and other source or business identifiers and all general

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intangibles of like nature, now or hereafter owned, adopted, acquired or used by any Grantor (including, without limitation, all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a’s, Internet domain names, trade styles, designs, logos and other source or business identifiers described in Schedule II hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof), and all reissues, extensions or renewals thereof, together with all goodwill of the business symbolized by such marks and all customer lists, formulae and other Records of any Grantor relating to the distribution of products and services in connection with which any of such marks are used.

SECTION 2.                                Grant of Security Interest.  As collateral security for all of the “Obligations” (as defined in Section 3 hereof), each Grantor hereby pledges and assigns to the Collateral Agent for the benefit of the Buyers, and grants to the Collateral Agent for the benefit of the Buyers a continuing security interest in, all personal property of such Grantor, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, of every kind and description, tangible or intangible (collectively, the “Collateral”), including, without limitation, the following:

(a)                                  all Accounts;

(b)                                 all Chattel Paper (whether tangible or electronic);

(c)                                  the Commercial Tort Claims specified on Schedule VI hereto;

(d)                                 all Deposit Accounts (including, without limitation, all cash, and all other property from time to time deposited therein and the monies and property in the possession or under the control of the Collateral Agent or Buyer or any affiliate, representative, agent or correspondent of the Collateral Agent or Buyer;

(e)                                  all Documents;

(f)                                    all Equipment;

(g)                                 all Fixtures;

(h)                                 all General Intangibles (including, without limitation, all Payment Intangibles);

(i)                                     all Goods;

(j)                                     all Instruments (including, without limitation, Promissory Notes and each certificated Security);

(k)                                  all Inventory;

(l)                                     all Investment Property;

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(m)                               all Copyrights, Patents and Trademarks, and all Licenses;

(n)                                 all Letter-of-Credit Rights;

(o)                                 all Supporting Obligations;

(p)                                 all other tangible and intangible personal property of such Grantor (whether or not subject to the Code), including, without limitation, all bank and other accounts and all cash and all investments therein, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of such Grantor described in the preceding clauses of this Section 2 (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by such Grantor in respect of any of the items listed above), and all books, correspondence, files and other Records, including, without limitation, all tapes, desks, cards, Software, data and computer programs in the possession or under the control of such Grantor or any other Person from time to time acting for such Grantor that at any time evidence or contain information relating to any of the property described in the preceding clauses of this Section 2 or are otherwise necessary or helpful in the collection or realization thereof; and

(q)                                 all Proceeds, including all Cash Proceeds and Noncash Proceeds, and products of any and all of the foregoing Collateral;

in each case howsoever such Grantor’s interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

Notwithstanding the foregoing, “Collateral” shall not include:  (1) any such property that is nonassignable by its terms without the consent of the licensor thereof or another party (but only to the extent such prohibition on transfer is enforceable under applicable law, including, without limitation, Sections 9-406 and 9-408 of the Code); (2) any intent to use any Trademark application at the U.S. Patent and Trademark Office (the “PTO”) prior to the filing with the PTO of a Statement of Use with respect to such application; (3) any governmental permit or franchise that prohibits Liens on or collateral assignments of such permit or franchise, or (4) any shares of capital stock or other equity interests issued by any foreign Subsidiary, other than those shares of capital stock or other equity interests now or hereafter issued by (x) any of the Existing Subsidiaries, and (y) any other foreign Subsidiary that shall, at any time, be or become a material foreign Subsidiary.

SECTION 3.                                Security for Obligations.  The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (collectively, the “Obligations”):

(a)                                  (i) the payment by BVI, as and when due and payable (by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts from time to time owing by it in respect of the Securities Purchase Agreement, the Notes and the other “Transaction Documents” (as defined in the Securities Purchase Agreement), and (ii) the payment by each of the Existing Subsidiaries and each other Grantor other than BVI as and when due and payable of all “Guaranteed Obligations” under (as defined in) the Guaranty, including,

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without limitation, (A) all principal of and interest on the Notes (including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding of any Grantor, whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such Insolvency Proceeding), and (B) all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under any of the Transaction Documents; and

(b)                                 the due performance and observance by each Grantor of all of its other obligations from time to time existing in respect of any of the Transaction Documents for so long as the Notes are outstanding.

SECTION 4.                                Representations and Warranties.  Each Grantor represents and warrants as follows:

(a)                                  Schedule I hereto sets forth (i) the exact legal name of such Grantor, and (ii) the organizational identification number of such Grantor or states that no such organizational identification number exists.

(b)                                 There is no pending or written notice threatening any action, suit, proceeding or claim affecting such Grantor before any governmental authority or any arbitrator, or any order, judgment or award by any governmental authority or arbitrator, that may adversely affect the grant by such Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral, or the exercise by the Collateral Agent of any of its rights or remedies hereunder.

(c)                                  All Federal, state and local tax returns and other reports required by applicable law to be filed by such Grantor have been filed, or extensions have been obtained, and all taxes, assessments and other governmental charges imposed upon such Grantor or any property of such Grantor (including, without limitation, all federal income and social security taxes on employees’ wages) and which have become due and payable on or prior to the date hereof have been paid, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof in accordance with generally accepted accounting principles consistently applied (“GAAP”).

(d)                                 All Equipment, Fixtures, Goods and Inventory of such Grantor now existing are, and all Equipment, Fixtures, Goods and Inventory of such Grantor hereafter existing will be, located and/or based at the addresses specified therefor in Schedule III hereto, except that such Grantor will give the Collateral Agent not less than 30 days’ prior written notice of any change of the location of any such Collateral, other than to locations set forth on Schedule III and with respect to which the Collateral Agent has filed financing statements and otherwise fully perfected its Liens thereon.  Such Grantor’s chief place of business and chief executive office, the place where such Grantor keeps its Records concerning Accounts and all originals of all Chattel Paper are located at the addresses specified therefor in Schedule III hereto.  None of the Accounts is evidenced by Promissory Notes or other Instruments.  Set forth in Schedule IV hereto is a complete and accurate list, as of the date of this Agreement, of (i) each Promissory Note, Security and other Instrument owned by each Grantor and (ii) each Deposit Account,

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Securities Account and Commodities Account of each Grantor, together with the name and address of each institution at which each such Account is maintained, the account number for each such Account and a description of the purpose of each such Account.  Set forth in Schedule III hereto is a complete and correct list of each trade name used by each Grantor and the name of, and each trade name used by, each person from which such Grantor has acquired any substantial part of the Collateral.

(e)                                  Such Grantor has delivered to the Collateral Agent complete and correct copies of each License, if any, described in Schedule II hereto, including all schedules and exhibits thereto, which represents all of the material Licenses existing on the date of this Agreement.  Each such License sets forth the entire agreement and understanding of the parties thereto relating to the subject matter thereof, and there are no other agreements, arrangements or understandings, written or oral, relating to the matters covered thereby or the rights of such Grantor or any of its affiliates in respect thereof.  Each material License now existing is, and any material License entered into in the future will be, the legal, valid and binding obligation of the parties thereto, enforceable against such parties in accordance with its terms.  No default under any material License by any such party has occurred, nor does any defense, offset, deduction or counterclaim exist thereunder in favor of any such party.

(f)                                    Such Grantor owns and controls, or otherwise possesses adequate rights to use, all material Trademarks, Patents and Copyrights, which are the only trademarks, patents, copyrights, inventions, trade secrets, proprietary information and technology, know-how, formulae, rights of publicity necessary to conduct its business in substantially the same manner as conducted as of the date hereof.  Schedule II hereto sets forth a true and complete list of all registered copyrights, issued patents, Trademarks and Licenses annually owned or used by such Grantor as of the date hereof.  To the best knowledge of each Grantor, all such scheduled Intellectual Property of such Guarantor is subsisting and in full force and effect, has not been adjudged invalid or unenforceable, is valid and enforceable and has not been abandoned in whole or in part.  Except as set forth in Schedule II, no such scheduled Intellectual Property is the subject of any licensing or franchising agreement.  Such Grantor has no knowledge of any conflict with the rights of others to any Intellectual Property and, to the best knowledge of such Grantor, such Grantor is not now infringing or in conflict with any such rights of others in any material respect, and to the best knowledge of such Grantor, no other Person is now infringing or in conflict in any material respect with any such properties, assets and rights owned or used by such Grantor.  Such Grantor has not received any notice that it is violating or has violated the trademarks, patents, copyrights, inventions, trade secrets, proprietary information and technology, know-how, formulae, rights of publicity or other Intellectual Property rights of any third party.

(g)                                 Such Grantor is and will be at all times the owner of, or otherwise has and will have adequate rights in, the Collateral free and clear of any Liens, except for Permitted Liens on any Collateral.  No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office except (A) such as may have been filed in favor of the Collateral Agent relating to this Agreement, and (B) such as may have been filed to perfect any Liens with respect to Senior Indebtedness.

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(h)                                 The exercise by the Collateral Agent of any of its rights and remedies hereunder will not contravene any material law or any material contractual restriction binding on or otherwise affecting such Grantor or any of its properties and will not result in or require the creation of any Lien, upon or with respect to any of its properties.

(i)                                     Under the laws applicable in the United States, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body or any other Person, is required for (i) the grant by such Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral, or (ii) the exercise by the Collateral Agent of any of its rights and remedies hereunder, except (A) for the filing under the Uniform Commercial Code as in effect in the applicable jurisdiction of the financing statements, all of which financing statements, have been duly filed and are in full force and effect, (B) with respect to the perfection of the security interest created hereby in the Intellectual Property, for the recording of the appropriate Assignment for Security with respect to registered Copyrights, if any, substantially in the form of Exhibit A hereto, in the United States Copyright Office, as applicable, and (C) with respect to the perfection of the security interest created hereby in foreign Intellectual Property and Licenses, for registrations and filings in jurisdictions located outside of the United States and covering rights in such jurisdictions relating to the Intellectual Property and Licenses.

(j)                                     Under the laws applicable in the United States, this Agreement creates in favor of the Collateral Agent a legal, valid and enforceable security interest in the Collateral, as security for the Obligations.  The Collateral Agent’s having possession of all Instruments and cash constituting Collateral from time to time, the recording of the appropriate Assignment for Security executed pursuant hereto in the United States Patent and Trademark Office and the United States Copyright Office, as applicable, and the filing of the financing statements and the other filings and recordings, as applicable, described in Schedule V hereto and, with respect to the Intellectual Property hereafter existing and not covered by an appropriate Assignment for Security, the recording in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, of appropriate instruments of assignment, result in the perfection of such security interests.  Such security interests are, or in the case of Collateral in which such Grantor obtains rights after the date hereof, will be, perfected, first priority security interests, subject only to Permitted Liens and the recording of such instruments of assignment.  Such recordings and filings and all other action necessary or desirable to perfect and protect such security interest have been duly taken, except for the Collateral Agent’s having possession of Instruments and cash constituting Collateral after the date hereof and the other filings and recordations described in Section 4(i) hereof.

(k)                                  As of the date hereof, such Grantor does not hold any Commercial Tort Claims nor is aware of any such pending claims, except for such claims described in Schedule VI.

(l)                                     Each of the Existing Subsidiaries is a wholly-owned Subsidiary of BVI and are the only material foreign Subsidiaries of BVI, as of the date hereof, and each of BVI’s domestic Subsidiaries in existence as of the date hereof are inactive and have no assets, operations or income.

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(m)                               No Grantor owns any individual motor vehicle having an original purchase price of $50,000 or more, and the aggregate purchase price of all motor vehicles owned by all of the Grantors is less than $250,000.

SECTION 5.                                Covenants as to the Collateral.  So long as any of the Obligations shall remain outstanding, unless the Collateral Agent shall otherwise consent in writing:

(a)                                  Further Assurances.  Each Grantor will at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that the Collateral Agent may reasonably request in order to:  (i) perfect and protect any domestic or material foreign security interest purported to be created hereby under United States law or the laws of any other applicable jurisdiction, including (without limitation) providing applicable opinions of counsel; (ii) enable the Collateral Agent to exercise and enforce its rights and remedies hereunder in respect of any domestic or material foreign Collateral; or (iii) otherwise effect the purposes of this Agreement, including, without limitation:  (A) marking conspicuously all Chattel Paper and each License and, at the request of the Collateral Agent, each of its Records pertaining to any domestic or material foreign Collateral with a legend, in form and substance satisfactory to the Collateral Agent, indicating that such Chattel Paper, License or Collateral is subject to the security interest created hereby, (B)  delivering and pledging to the Collateral Agent hereunder each Promissory Note, Security, Chattel Paper or other Instrument constituting domestic or material foreign Collateral, now or hereafter owned by such Grantor, duly endorsed and accompanied by executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Agent, (C) executing and filing (to the extent, if any, that such Grantor’s signature is required thereon) or authenticating the filing of, such financing or continuation statements, or amendments thereto, as may be necessary or desirable or that the Collateral Agent may request in order to perfect and preserve the security interest in any domestic or material foreign Collateral purported to be created hereby, (D) furnishing to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with any domestic or material foreign Collateral, in each case as the Collateral Agent may reasonably request, all in reasonable detail, (E) if any Inventory constituting domestic or material foreign Collateral shall be in the possession of a third party, notifying such Person of the Collateral Agent’s security interest created hereby and obtaining a written acknowledgment from such Person that such Person holds possession of such Collateral for the benefit of the Collateral Agent, which such written acknowledgement shall be in form and substance reasonably satisfactory to the Collateral Agent, (F) if at any time after the date hereof, such Grantor acquires or holds any Commercial Tort Claim constituting domestic or material foreign Collateral, promptly notifying the Collateral Agent in a writing signed by such Grantor setting forth a brief description of such Commercial Tort Claim and granting to the Collateral Agent a security interest therein and in the proceeds thereof, which writing shall incorporate the provisions hereof and shall be in form and substance satisfactory to the Collateral Agent, (G) upon the acquisition after the date hereof by such Grantor of any motor vehicle or other Equipment constituting domestic or material foreign Collateral with a purchase price of $50,000 or more subject to a certificate of title or ownership (other than a motor vehicle or Equipment that is subject to a purchase money security interest), notifying the Collateral Agent promptly thereof and, upon the Collateral Agent’s request, causing the Collateral Agent to be listed as the lienholder on such certificate of title or ownership and delivering evidence of the same to the Collateral Agent in accordance with the Securities

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Purchase Agreement, and (H) taking all actions required by any earlier versions of the Uniform Commercial Code or by other law, as applicable, in any relevant Uniform Commercial Code jurisdiction, or by other law as applicable in any foreign jurisdiction with respect to any and all domestic or material foreign Collateral.

(b)                                 Location of Equipment and Inventory.  Each Grantor will keep the Equipment and Inventory at the locations specified therefor in Section 4(d) hereof or, upon not less than thirty (30) days’ prior written notice to the Collateral Agent accompanied by a new Schedule III hereto indicating each new location of the Equipment and Inventory, at such other locations in the United States.

(c)                                  Condition of Equipment.  Each Grantor will maintain or cause the Equipment (necessary or useful to its business) to be maintained and preserved in good condition, repair and working order, ordinary wear and tear excepted, and will forthwith, or in the case of any loss or damage to any Equipment of such Guarantor within a commercially reasonable time after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith which are necessary or desirable, consistent with past practice, or which the Collateral Agent may request to such end.  Such Grantor will promptly furnish to the Collateral Agent a statement describing in reasonable detail any such loss or damage in excess of $250,000 to any Equipment.

(d)                                 Taxes, Etc.  Each Grantor agrees to pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves in accordance with GAAP have been set aside for the payment thereof.

(e)                                  Insurance.

(i)                                     Each Grantor will, at its own expense, maintain insurance (including, without limitation, commercial general liability and property insurance) with respect to the Equipment and Inventory in such amounts, against such risks, in such form and with responsible and reputable insurance companies or associations as is required by any governmental authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and in any event, in amount, adequacy and scope reasonably satisfactory to the Collateral Agent.  Each such policy for liability insurance shall provide for all losses to be paid on behalf of the Collateral Agent and such Grantor as their respective interests may appear, and each policy for property damage insurance shall provide for all losses to be adjusted with, and paid directly to, the Collateral Agent.  Each such policy shall in addition (A) name the Collateral Agent as an additional insured party thereunder (without any representation or warranty by or obligation upon the Collateral Agent) as their interests may appear, (B) contain an agreement by the insurer that any loss thereunder shall be payable to the Collateral Agent on its own account during the continuance of an Event of Default, notwithstanding any action, inaction or breach of representation or warranty by such Grantor, (C) provide that there shall be no recourse against

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the Collateral Agent for payment of premiums or other amounts with respect thereto, and (D) provide that at least 30 days’ prior written notice of cancellation, lapse, expiration or other adverse change shall be given to the Collateral Agent by the insurer.  Such Grantor will, if so requested by the Collateral Agent, deliver to the Collateral Agent original or duplicate policies of such insurance and, as often as the Collateral Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance.  Such Grantor will also, at the request of the Collateral Agent, execute and deliver instruments of assignment of such insurance policies and cause the respective insurers to acknowledge notice of such assignment.

(ii)                                  Reimbursement under any liability insurance maintained by a Grantor pursuant to this Section 5(e) may be paid directly to the Person who shall have incurred liability covered by such insurance.  In the case of any loss involving damage to Equipment or Inventory, any proceeds of insurance maintained by a Grantor pursuant to this Section 5(e) shall be paid to the Collateral Agent (except as to which paragraph (iii) of this Section 5(e) is not applicable), such Grantor will make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance maintained by such Grantor pursuant to this Section 5(e) shall be paid by the Collateral Agent to such Grantor as reimbursement for the costs of such repairs or replacements.

(iii)                               Upon the occurrence and during the continuance of an Event of Default, all insurance payments in respect of such Equipment or Inventory shall be paid to the Collateral Agent and applied as specified in Section 7(b) hereof.

(f)                                    Provisions Concerning the Accounts and the Licenses.

(i)                                     Each Grantor will (A) give the Collateral Agent at least 30 days’ prior written notice of any change in such Grantor’s name, identity or organizational structure, or its jurisdiction of incorporation as set forth in Section 4(b) hereto, (B) immediately notify the Collateral Agent upon obtaining an organizational identification number, if on the date hereof such Grantor did not have such identification number, and (C) keep adequate records concerning the Accounts and Chattel Paper and permit representatives of the Collateral Agent during normal business hours on reasonable notice to such Grantor, to inspect and make abstracts from such Records and Chattel Paper.

(ii)                                  Each Grantor will, except as otherwise provided in this subsection (f), continue to collect, at its own expense, all amounts due or to become due under the Accounts.  In connection with such collections, such Grantor may (and, during the continuance of an Event of Default, at the Collateral Agent’s direction, will) take such action as such Grantor or the Collateral Agent may deem necessary or advisable to enforce collection or performance of the Accounts; provided, however, that the Collateral Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default, to notify the account debtors or obligors under any Accounts of the assignment of such Accounts to the Collateral Agent and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent or its designated agent and, upon such notification and at the expense of such Grantor and to the extent permitted by law, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might

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have done.  After receipt by a Grantor of a notice from the Collateral Agent that the Collateral Agent has notified, intends to notify, or has enforced or intends to enforce a Grantor’s rights against the account debtors or obligors under any Accounts as referred to in the proviso to the immediately preceding sentence, (A) all amounts and proceeds (including Instruments) received by such Grantor in respect of the Accounts shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary endorsement) to be held as cash collateral and applied as specified in Section 7(b) hereof, and (B) such Grantor will not adjust, settle or compromise the amount or payment of any Account or release wholly or partly any account debtor or obligor thereof or allow any credit or discount thereon.  In addition, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may (in its sole and absolute discretion) direct any or all of the banks and financial institutions with which such Grantor either maintains a Deposit Account or a lockbox or deposits the proceeds of any Accounts to send immediately to the Collateral Agent by wire transfer (to such account as the Collateral Agent shall specify, or in such other manner as the Collateral Agent shall direct) all or a portion of such securities, cash, investments and other items held by such institution.  Any such securities, cash, investments and other items so received by the Collateral Agent shall (in the sole and absolute discretion of the Collateral Agent) be held as additional Collateral for the Obligations or distributed in accordance with Section 7 hereof.

(iii)                               Upon the occurrence and during the continuance of any breach or default under any material License referred to in Schedule II hereto by any party thereto other than a Grantor, the Grantor party thereto will, promptly after obtaining knowledge thereof, give the Collateral Agent written notice of the nature and duration thereof, specifying what action, if any, it has taken and proposes to take with respect thereto and thereafter will take reasonable steps to protect and preserve its rights and remedies in respect of such breach or default, or will obtain or acquire an appropriate substitute License.

(iv)                              During the continuance of an Event of Default, each Grantor will, at its expense, promptly deliver to the Collateral Agent a copy of each notice or other communication received by it by which any other party to any material License referred to in Schedule II hereto purports to exercise any of its rights or affect any of its obligations thereunder, together with a copy of any reply by such Grantor thereto.

(v)                                 Each Grantor will exercise promptly and diligently each and every right which it may have under each material License (other than any right of termination) and will duly perform and observe in all respects all of its obligations under each material License and will take all action reasonably necessary to maintain such Licenses in full force and effect.  During the continuance of an Event of Default, no Grantor will, without the prior written consent of the Collateral Agent, cancel, terminate, amend or otherwise modify in any respect, or waive any provision of, any material License referred to in Schedule II hereto.

(g)                                 Transfers and Other Liens.

(i)                                     No Grantor will sell, assign (by operation of law or otherwise), lease, license, exchange or otherwise transfer or dispose of any of the Collateral, except (A) Inventory in the ordinary course of business, (B) licenses and similar arrangements for the use of

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property in the ordinary course of business, and (C) worn-out or obsolete assets not necessary to the business.

(ii)                                  No Grantor will create, suffer to exist or grant any Lien upon or with respect to any Collateral other than a Permitted Lien.

(h)                                 Intellectual Property.

(i)                                     If applicable, each Grantor shall, upon the Collateral Agent’s reasonable written request, duly execute and delivered the applicable Assignment for Security in the form attached hereto as Exhibit A.  Each Grantor (either itself or through licensees) will, and will cause each licensee thereof to, take all action reasonably necessary to maintain all of the Intellectual Property in full force and effect, including, without limitation, using the proper statutory notices and markings and using the Trademarks on each applicable trademark class of goods in order to so maintain the Trademarks in full force and free from any claim of abandonment for non-use, and such Grantor will not (nor permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Intellectual Property may become invalidated; provided, however, that so long as no Event of Default has occurred and is continuing, such Grantor shall not have an obligation to use or to maintain any Intellectual Property (A) that relates solely to any product or work, that has been, or is in the process of being, discontinued, abandoned or terminated, (B) that is being replaced with Intellectual Property substantially similar to the Intellectual Property that may be abandoned or otherwise become invalid, so long as the failure to use or maintain such Intellectual Property does not materially adversely affect the validity of such replacement Intellectual Property and so long as such replacement Intellectual Property is subject to the Lien created by this Agreement or (C) that is substantially the same as another Intellectual Property that is in full force, so long the failure to use or maintain such Intellectual Property does not materially adversely affect the validity of such replacement Intellectual Property and so long as such other Intellectual Property is subject to the Lien and security interest created by this Agreement.  Each Grantor will cause to be taken all necessary steps in any proceeding before the United States Patent and Trademark Office and the United States Copyright Office or any similar office or agency in any other country or political subdivision thereof to maintain each registration of the Intellectual Property (other than the Intellectual Property described in the proviso to the immediately preceding sentence), including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and payment of maintenance fees, filing fees, taxes or other governmental fees.  If any Intellectual Property (other than Intellectual Property described in the proviso to the first sentence of subsection (i) of this clause (h)) is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, such Grantor shall (x) upon learning of such infringement, misappropriation, dilution or other violation, promptly notify the Collateral Agent, and (y) to the extent such Grantor shall reasonably deem appropriate under the circumstances, promptly sue for infringement, misappropriation, dilution or other violation, seek injunctive relief where appropriate and recover any and all damages for such infringement, misappropriation, dilution or other violation, or take such other actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property.  Each Grantor shall furnish to the Collateral Agent from time to time upon its request statements and schedules further identifying and describing the Intellectual Property and Licenses and such other reports in connection with the Intellectual Property and Licenses as the Collateral Agent may reasonably request, all in reasonable detail and promptly

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upon request of the Collateral Agent, following receipt by the Collateral Agent of any such statements, schedules or reports, such Grantor shall modify this Agreement by amending Schedule II hereto, as the case may be, to include any applications of any registered or material Intellectual Property and Licenses, as the case may be, which becomes part of the Collateral under this Agreement and shall execute and authenticate such documents and do such acts as shall be necessary or, in the reasonable judgment of the Collateral Agent, desirable to subject such Intellectual Property and Licenses to the Lien and security interest created by this Agreement.  Notwithstanding anything herein to the contrary, upon the occurrence and during the continuance of an Event of Default, such Grantor may not abandon or otherwise permit any Intellectual Property to become invalid without the prior written consent of the Collateral Agent, and if any Intellectual Property is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, such Grantor will take such action as the Collateral Agent shall reasonably deem appropriate under the circumstances to protect such Intellectual Property.

(ii)                                  In no event shall a Grantor, either itself or through any agent, employee, licensee or designee, file an application for the registration of any Trademark (or any Statement of Use with respect to any intent to use any Trademark application) or Copyright or the issuance of any Patent with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, or in any similar office or agency of the United States or any country or any political subdivision thereof unless it gives the Collateral Agent prior written notice thereof.  Upon request of the Collateral Agent, each Grantor shall execute, authenticate and deliver any and all assignments, agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent’s security interest hereunder in such Intellectual Property and the General Intangibles of such Grantor relating thereto or represented thereby, and such Grantor hereby appoints the Collateral Agent its attorney-in-fact to execute and/or authenticate and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed, and such power (being coupled with an interest) shall be irrevocable until the indefeasible payment in full in cash of all of the Obligations in full and the termination of each of the Transaction Documents.

(i)                                     Deposit, Commodities and Securities Accounts.  Upon the Collateral Agent’s reasonable written request each Grantor shall use its reasonable best efforts to cause each bank and other financial institution with an account referred to in Schedule IV hereto to execute and deliver to the Collateral Agent a control agreement, in form and substance reasonably satisfactory to the Collateral Agent, duly executed by such Grantor and such bank or financial institution, or enter into other arrangements in form and substance satisfactory to the Collateral Agent, pursuant to which such institution shall irrevocably agree, inter alia, that (i) it will comply at any time with the instructions originated by the Collateral Agent to such bank or financial institution directing the disposition of cash, Commodity Contracts, securities, Investment Property and other items from time to time credited to such account, without further consent of such Grantor, which instructions the Collateral Agent will not give to such bank or other financial institution in the absence of a continuing Event of Default, (ii) all cash, Commodity Contracts, securities, Investment Property and other items of such Grantor deposited with such institution shall be subject to a perfected, first priority security interest in favor of the Collateral Agent, subject to the Liens securing the Senior Indebtedness, (iii) any right of set off, banker’s Lien or other similar Lien, security interest or encumbrance shall be fully waived as against the Collateral Agent (except for customary fees and/or the amount of any loss to such financial

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institution or bank for the face amount of check, draft, wire transfer or similar instrument), and (iv) upon receipt of written notice from the Collateral Agent during the continuance of an Event of Default, such bank or financial institution shall immediately send to the Collateral Agent by wire transfer (to such account as the Collateral Agent shall specify, or in such other manner as the Collateral Agent shall direct) all such cash, the value of any Commodity Contracts, securities, Investment Property and other items held by it.  Without the prior written consent of the Collateral Agent, such Grantor shall not make or maintain any Deposit Account, Commodity Account or Securities Account except for the accounts set forth in Schedule IV hereto.  The provisions of this paragraph 5(i) shall not apply to (i) Deposit Accounts for which the Collateral Agent is the depositary, (ii) Deposit Accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of a Grantor’s salaried employees, and (iii) any Deposit Account which individually does not at any time have a balance of more than $1,000.

(j)                                     Motor Vehicles.

(i)                                     Upon the Collateral Agent’s written request, each Grantor shall deliver to the Collateral Agent originals of the certificates of title or ownership for all motor vehicles owned by it with the Collateral Agent listed as lienholder, for the benefit of the Buyers with respect to (A) any such individual motor vehicle having an original purchase price of 50,000 or more, or (B) all such motor vehicles, if the aggregate purchase price thereof is $250,000 or more.

(ii)                                  Each Grantor hereby appoints the Collateral Agent as its attorney-in-fact, effective the date hereof and terminating upon the termination of this Agreement, for the purpose of (A) executing on behalf of such Grantor title or ownership applications for filing with appropriate state agencies to enable such motor vehicles now owned or hereafter acquired by such Grantor to be retitled and the Collateral Agent listed as lienholder thereof, (B) filing such applications with such state agencies, and (C) executing such other documents and instruments on behalf of, and taking such other action in the name of, such Grantor as the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof (including, without limitation, for the purpose of creating in favor of the Collateral Agent a perfected Lien on such motor vehicles and exercising the rights and remedies of the Collateral Agent hereunder).  This appointment as attorney-in-fact is coupled with an interest and is irrevocable until all of the Obligations are indefeasibly paid in full in cash and after all Transaction Documents have been terminated.

(iii)                               Any certificates of title or ownership delivered pursuant to the terms hereof shall be accompanied by odometer statements for each motor vehicle covered thereby.

(iv)                              So long as no Event of Default shall have occurred and be continuing, upon the request of such Grantor, the Collateral Agent shall execute and deliver to such Grantor such instruments as such Grantor shall reasonably request to remove the notation of the Collateral Agent as lienholder on any certificate of title for any such motor vehicle; provided, however, that any such instruments shall be delivered, and the release effective, only upon receipt by the Collateral Agent of a certificate from such Grantor stating that such motor vehicle

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is to be sold or has suffered a casualty loss (with title thereto passing to the casualty insurance company therefor in settlement of the claim for such loss) and the amount that such Grantor will receive as sale proceeds or insurance proceeds.  Any proceeds of such sale or casualty loss shall be paid to the Collateral Agent hereunder immediately upon receipt, to be applied to the Obligations then outstanding.

(k)                                  Control.  Each Grantor hereby agrees to take any or all action that may be necessary or desirable or that the Collateral Agent may request in order for the Collateral Agent to obtain control in accordance with Sections 9-105 — 9-107 of the Code with respect to the following Collateral:  (i) Electronic Chattel Paper, (ii) Investment Property, and (iii) Letter-of-Credit Rights.

(l)                                     Inspection and Reporting.  Each Grantor shall permit the Collateral Agent, or any agent or representatives thereof or such professionals or other Persons as the Collateral Agent may designate, not more than once a year in the absence of an Event of Default, (i) to examine and make copies of and abstracts from such Grantor’s records and books of account, (ii) to visit and inspect its properties, (iii) to verify materials, leases, Instruments, Accounts, Inventory and other assets of such Grantor from time to time, (iii) to conduct audits, physical counts, appraisals and/or valuations, examinations at the locations of such Grantor.  Each Grantor shall also permit the Collateral Agent, or any agent or representatives thereof or such professionals or other Persons as the Collateral Agent may designate to discuss such Grantor’s affairs, finances and accounts with any of its directors, officers, managerial employees, independent accountants or any of its other representatives.

(m)                               Future Subsidiaries.  If any of BVI’s domestic Subsidiaries in existence as of the date hereof ever become active or have assets, operations or income, or if BVI or any other Grantor shall hereafter own, create or acquire any other domestic Subsidiary or material foreign Subsidiary that is not a Grantor hereunder or a party to the Guaranty, then, BVI or such other Grantor shall promptly notify the Collateral Agent thereof and, upon the Collateral Agent’s request, BVI or such other such Grantor shall cause such Subsidiary to become a party to the Guaranty as an additional “Guarantor” thereunder and a party to this Agreement as an additional “Grantor” hereunder, and to duly execute and/or deliver such opinions of counsel and other documents, in form and substance reasonably acceptable to the Collateral Agent, as the Collateral Agent shall reasonably request with respect thereto.

SECTION 6.                                Additional Provisions Concerning the Collateral.

(a)                                  Each Grantor hereby (i) authorizes the Collateral Agent to file one or more Uniform Commercial Code financing or continuation statements, and amendments thereto, relating to the Collateral and (ii) ratifies such authorization to the extent that the Collateral Agent has filed any such financing or continuation statements, or amendments thereto, prior to the date hereof.  A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

(b)                                 Each Grantor hereby irrevocably appoints the Collateral Agent as its attorney-in-fact and proxy, with full authority in the place and stead of such Grantor and in the name of

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such Grantor or otherwise, from time to time in the Collateral Agent’s discretion, so long as an Event of Default shall have occurred and is continuing, to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of such Grantor under Section 5 hereof), including, without limitation, (i) to obtain and adjust insurance required to be paid to the Collateral Agent pursuant to Section 5(e) hereof, (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral, (iii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) or (ii) above, (iv) to file any claims or take any action or institute any proceedings which the Collateral Agent may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of the Collateral Agent and the Buyers with respect to any Collateral, and (v) to execute assignments, licenses and other documents to enforce the rights of the Collateral Agent and the Buyers with respect to any Collateral.  This power is coupled with an interest and is irrevocable until all of the Obligations are indefeasibly paid in full in cash.

(c)                                  For the purpose of enabling the Collateral Agent to exercise rights and remedies hereunder, at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby grants to the Collateral Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, assign, license or sublicense any Intellectual Property constituting Collateral now owned or hereafter acquired by such Grantor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof; provided however, that the Collateral Agent shall not use, assign, license or sublicense any such Intellectual Property unless an Event of Default has occurred and is continuing.  Notwithstanding anything contained herein to the contrary, but subject to the provisions of the Securities Purchase Agreement that limit the right of such Grantor to dispose of its property and Section 5(h) hereof, so long as no Event of Default shall have occurred and be continuing, such Grantor may exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of its business.  In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing, the Collateral Agent shall from time to time, upon the request of a Grantor, execute and deliver any instruments, certificates or other documents, in the form so requested, which such Grantor shall have certified are appropriate (in such Grantor’s judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to this clause (c) as to any Intellectual Property).  Further, upon the indefeasible payment in full in cash of all of the Obligations, the Collateral Agent (subject to Section 10(e) hereof) shall release and reassign to such Grantor all of the Collateral Agent’s right, title and interest in and to the Intellectual Property, and the Licenses, all without recourse, representation or warranty whatsoever.  The exercise of rights and remedies hereunder by the Collateral Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by such Grantor in accordance with the second sentence of this clause (c).  Each Grantor hereby releases the Collateral Agent from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or

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omitted to be taken by the Collateral Agent under the powers of attorney granted herein other than actions taken or omitted to be taken through the Collateral Agent’s gross negligence or willful misconduct, as determined by a final determination of a court of competent jurisdiction.

(d)                                 If a Grantor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement or obligation, in the name of such Grantor or the Collateral Agent, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by such Grantor pursuant to Section 8 hereof and shall be secured by the Collateral.

(e)                                  The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.  Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

(f)                                    Anything herein to the contrary notwithstanding (i) each Grantor shall remain liable under the Licenses and otherwise with respect to any of the Collateral to the extent set forth therein to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Collateral Agent of any of its rights hereunder shall not release such Grantor from any of its obligations under the Licenses or otherwise in respect of the Collateral, and (iii) the Collateral Agent shall not have any obligation or liability by reason of this Agreement under the Licenses or with respect to any of the other Collateral, nor shall the Collateral Agent be obligated to perform any of the obligations or duties of such Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 7.                                Remedies Upon Event of Default.  If any Event of Default shall have occurred and be continuing:

(a)                                  The Collateral Agent may exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the Code (whether or not the Code applies to the affected Collateral), and also may (i) take absolute control of the Collateral, including, without limitation, transfer into the Collateral Agent’s name or into the name of its nominee or nominees (to the extent the Collateral Agent has not theretofore done so) and thereafter receive, for the benefit of the Collateral Agent, all payments made thereon, give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof, (ii) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of its respective Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place or places to be designated by the Collateral Agent that is reasonably convenient to both parties, and the Collateral Agent may enter into and occupy any premises owned or leased by such Grantor where the Collateral or any part thereof is located or assembled for a reasonable period in order to effectuate the Collateral Agent’s rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation, and (iii) without notice except as specified below and without any obligation to prepare or process the Collateral

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for sale, (A) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable and/or (B) lease, license or dispose of the Collateral or any part thereof upon such terms as the Collateral Agent may deem commercially reasonable.  Each Grantor agrees that, to the extent notice of sale or any other disposition of its respective Collateral shall be required by law, at least ten (10) days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale or other disposition of its respective Collateral is to be made shall constitute reasonable notification.  The Collateral Agent shall not be obligated to make any sale or other disposition of any Collateral regardless of notice of sale having been given.  The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  Each Grantor hereby waives any claims against the Collateral Agent and the Buyers arising by reason of the fact that the price at which its respective Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree, and waives all rights that such Grantor may have to require that all or any part of such Collateral be marshalled upon any sale (public or private) thereof.  Each Grantor hereby acknowledges that (i) any such sale of its respective Collateral by the Collateral Agent shall be made without warranty, (ii) the Collateral Agent may specifically disclaim any warranties of title, possession, quiet enjoyment or the like, and (iii) such actions set forth in clauses (i) and (ii) above shall not adversely effect the commercial reasonableness of any such sale of Collateral.  In addition to the foregoing, (1) upon written notice to any Grantor from the Collateral Agent, such Grantor shall cease any use of the Intellectual Property or any trademark, patent or copyright similar thereto for any purpose described in such notice; (2) the Collateral Agent may, at any time and from time to time, upon 10 days’ prior notice to such Grantor, license, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any of the Intellectual Property, throughout the universe for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; and (3) the Collateral Agent may, at any time, pursuant to the authority granted in Section 6 hereof (such authority being effective upon the occurrence and during the continuance of an Event of Default), execute and deliver on behalf of such Grantor, one or more instruments of assignment of the Intellectual Property (or any application or registration thereof), in form suitable for filing, recording or registration in any country.

(b)                                 Any cash held by the Collateral Agent as Collateral and all Cash Proceeds received by the Collateral Agent in respect of any sale of or collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 8 hereof) in whole or in part by the Collateral Agent against, all or any part of the Obligations in such order as the Collateral Agent shall elect, consistent with the provisions of the Securities Purchase Agreement.  Any surplus of such cash or Cash Proceeds held by the Collateral Agent and remaining after the indefeasible payment in full in cash of all of the Obligations shall be paid over to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

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(c)                                  In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Collateral Agent and the Buyers are legally entitled, such each shall be liable for the deficiency, together with interest thereon at the highest rate specified in any of the applicable Transaction Documents for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs, expenses and other client charges of any attorneys employed by the Collateral Agent to collect such deficiency.

(d)                                 Each Grantor hereby acknowledges that if the Collateral Agent complies with any applicable state, provincial, or federal law requirements in connection with a disposition of the Collateral, such compliance will not adversely affect the commercial reasonableness of any sale or other disposition of the Collateral.

(e)                                  The Collateral Agent shall not be required to marshal any present or future collateral security (including, but not limited to, this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the Collateral Agent’s rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising.  To the extent that each Grantor lawfully may, such Grantor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Collateral Agent’s rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, such Grantor hereby irrevocably waives the benefits of all such laws.

SECTION 8.                                Indemnity and Expenses.

(a)                                  Each Grantor agrees, jointly and severally, to defend, protect, indemnify and hold the Collateral Agent and each of the Buyers, jointly and severally, harmless from and against any and all claims, damages, losses, liabilities, obligations, penalties, fees, costs and expenses (including, without limitation, reasonable legal fees, costs, expenses, and disbursements of such Person’s counsel) to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting solely and directly from such Person’s gross negligence or willful misconduct, as determined by a final judgment of a court of competent jurisdiction.

(b)                                 Each Grantor agrees, jointly and severally, to upon demand pay to the Collateral Agent the amount of any and all costs and expenses, including the reasonable fees, costs, expenses and disbursements of counsel for the Collateral Agent and of any experts and agents (including, without limitation, any collateral trustee which may act as agent of the Collateral Agent), which the Collateral Agent may incur in connection with (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

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SECTION 9.                                Notices, Etc.  All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to a Grantor at its address specified below and if to the Collateral Agent to it, at its address specified below; or as to any such Person, at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 9.  All such notices and other communications shall be effective (a) if sent by certified mail, return receipt requested, when received or three days after deposited in the mails, whichever occurs first, (b) if telecopied, when transmitted (during normal business hours) and confirmation is received, otherwise, the day after the notice was transmitted if confirmation is received, or (c) if delivered, upon delivery.

SECTION 10.                          Miscellaneous.

(a)                                  No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by each Grantor and the Collateral Agent, and no waiver of any provision of this Agreement, and no consent to any departure by a Grantor therefrom, shall be effective unless it is in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b)                                 No failure on the part of the Collateral Agent to exercise, and no delay in exercising, any right hereunder or under any of the other Transaction Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.  The rights and remedies of the Collateral Agent or any Buyer provided herein and in the other Transaction Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.  The rights of the Collateral Agent or any Buyer under any of the other Transaction Documents against any party thereto are not conditional or contingent on any attempt by such Person to exercise any of its rights under any of the other Transaction Documents against such party or against any other Person, including but not limited to, any Grantor.

(c)                                  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(d)                                 This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the indefeasible payment in full in cash of the Obligations, and (ii) be binding on each Grantor and all other Persons who become bound as debtor to this Agreement in accordance with Section 9-203(d) of the Code and shall inure, together with all rights and remedies of the Collateral Agent and the Buyers hereunder, to the benefit of the Collateral Agent and the Buyers and their respective permitted successors, transferees and assigns.  Without limiting the generality of clause (ii) of the immediately preceding sentence, without notice to any Grantor, the Collateral Agent and the Buyers

21

herein or otherwise.  Upon any such assignment or transfer, all references in this Agreement to the Collateral Agent or any such Buyer shall mean the assignee of the Collateral Agent or such Buyer.  None of the rights or obligations of any Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Collateral Agent, and any such assignment or transfer without the consent of the Collateral Agent shall be null and void.

(e)                                  Upon the indefeasible payment in full in cash of the Obligations, (i) this Agreement and the security interests created hereby shall terminate and all rights to the Collateral shall revert to the respective Grantor that granted such security interests hereunder, and (ii) the Collateral Agent will, upon such Grantor’s request and at such Grantor’s expense, (A) return to such Grantor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof, and (B) execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination, all without any representation, warranty or recourse whatsoever.

(f)                                    THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY AND PERFECTION OR THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

(g)                                 ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY DOCUMENT RELATED THERETO MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS THEREOF, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GRANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS.  EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION, SUIT OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

(h)                                 EACH GRANTOR AND (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS AGREEMENT) THE COLLATERAL AGENT WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR OTHER ACTION OF THE PARTIES HERETO.

22

(i)                                     Each Grantor irrevocably consents to the service of process of any of the aforesaid courts in any such action, suit or proceeding by the mailing of copies thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address provided herein, such service to become effective 10 days after such mailing.

(j)                                     Nothing contained herein shall affect the right of the Collateral Agent to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against any Grantor or any property of such Grantor in any other jurisdiction.

(k)                                  Each Grantor irrevocably and unconditionally waives any right it may have to claim or recover in any legal action, suit or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

(l)                                     Notwithstanding anything to the contrary herein, BVI’s obligations hereunder and under the other Transaction Documents are subject to the prior performance of any conflicting obligation under the documents evidencing the Senior Indebtedness, to the extent that performance of such obligation hereunder or thereunder would be precluded by BVI’s satisfaction of the requirements under such document or the rights and obligations of the parties under Subordination Agreement.

(m)                               Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(n)                                 This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together constitute one in the same Agreement.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

BroadVision, Inc.

By:
Name:
Title:
	Address:	585 Broadway, Redwood City, CA 94063

[Signatures continued.]

BroadVision Italia SrL

By:
Name:
Title:
Address:

BroadVision (U.K.) Ltd.

By:
Name:
Title:
Address:

BroadVision Japan K.K.

By:
Name:
Title:
Address:

[Signatures continued.]

ACCEPTED BY:

Portside Growth & Opportunity Fund,
as Collateral Agent

By:
Name:
Title:
Address:	c/o Ramius Capital Group, L.L.C.
666 Third Avenue, 26th Floor
New York, New York 10017
Attention: Jeffrey Smith

SCHEDULE I

LEGAL NAMES; ORGANIZATIONAL IDENTIFICATION NUMBERS; STATES OR JURISDICTION OF ORGANIZATION

I-1

SCHEDULE II

BVI

INTELLECTUAL PROPERTY AND LICENSES

II-1

EXISTING SUBSIDIARIES

INTELLECTUAL PROPERTY AND LICENSES

II-2

SCHEDULE III

LOCATIONS OF BVI

LOCATION	Description of Location (State if Location
(i) contains Rolling Stock, other Equipment, Fixtures,
Goods or Inventory,
(ii) is chief place of business and
chief executive office, or
(iii) contains Records concerning Accounts
and originals of Chattel Paper)

III-1

LOCATIONS OF EXISTING SUBSIDIARIES

LOCATION	Description of Location (State if Location
(i) contains Rolling Stock, other Equipment, Fixtures,
Goods or Inventory,
(ii) is chief place of business and
chief executive office, or
(iii) contains Records concerning Accounts
and originals of Chattel Paper)

III-2

SCHEDULE IV

PROMISSORY NOTES, SECURITIES, DEPOSIT ACCOUNTS, SECURITIES ACCOUNTS AND COMMODITIES ACCOUNTS

BVI

Promissory Notes:

Securities and Other Instruments:

Name and Address of Institution Maintaining Account	Account Number	Type of Account

IV-1

EXISTING SUBSIDIARIES

Promissory Notes:

Securities and Other Instruments:

Name and Address of Institution Maintaining Account	Account Number	Type of Account

IV-2

SCHEDULE V

BVI

UCC-1 FINANCING STATEMENTS

V-1

EXISTING SUBSIDIARIES

UCC-1 FINANCING STATEMENTS

V-2

SCHEDULE VI

BVI

COMMERCIAL TORT CLAIMS

VI-1

EXISTING SUBSIDIARIES

COMMERCIAL TORT CLAIMS

VI-2

EXHIBIT A

ASSIGNMENT FOR SECURITY

[TRADEMARKS] [PATENTS] [COPYRIGHTS]

WHEREAS,                                                              (the “Assignor”) [has adopted, used and is using, and holds all right, title and interest in and to, the trademarks and service marks listed on the annexed Schedule 1A, which trademarks and service marks are registered or applied for in the United States Patent and Trademark Office (the “Trademarks”)] [holds all right, title and interest in the letter patents, design patents and utility patents listed on the annexed Schedule 1A, which patents are issued or applied for in the United States Patent and Trademark Office (the “Patents”)] [holds all right, title and interest in the copyrights listed on the annexed Schedule 1A, which copyrights are registered in the United States Copyright Office (the “Copyrights”)];

WHEREAS, the Assignor has entered into a Security Agreement, dated as of                                 , 2004 (as amended, restated or otherwise modified from time to time the “Security Agreement”), in favor of Portside Growth & Opportunity Fund, as collateral agent for certain purchasers (the “Assignee”);

WHEREAS, pursuant to the Security Agreement, the Assignor has assigned to the Assignee and granted to the Assignee for the benefit of the Buyers (as defined in the Security Agreement) a continuing security interest in all right, title and interest of the Assignor in, to and under the [Trademarks, together with, among other things, the good-will of the business symbolized by the Trademarks] [Patents] [Copyrights] and the applications and registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof and any and all damages arising from past, present and future violations thereof (the “Collateral”), to secure the payment, performance and observance of the “Obligations” (as defined in the Security Agreement);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor does hereby pledge, convey, sell, assign, transfer and set over unto the Assignee and grants to the Assignee for the benefit of the Buyers a continuing security interest in the Collateral to secure the prompt payment, performance and for the benefit of the Buyers observance of the Obligations.

The Assignor does hereby further acknowledge and affirm that the rights and remedies of the Assignee with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

IN WITNESS WHEREOF, the Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of                           , 20

[GRANTOR]

By:
Name:
Title:

STATE OF

ss.:

COUNTY OF

On this          day of                               , 20    , before me personally came                                 , to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that s/he is the                                  of                                                                               , a                                         , and that s/he executed the foregoing instrument in the firm name of                                                                               , and that s/he had authority to sign the same, and s/he acknowledged to me that he executed the same as the act and deed of said firm for the uses and purposes therein mentioned.

SCHEDULE 1A TO ASSIGNMENT FOR SECURITY

[Trademarks and Trademark Applications]

[Patent and Patent Applications]

[Copyright and Copyright Applications]

Owned by

Exhibit G

SRZ DRAFT

11/08/04

GUARANTY

GUARANTY, dated as of November        , 2004 (this “Guaranty”), made by each of the existing “Subsidiaries” (as defined in the Securities Purchase Agreement defined below) of BroadVision, Inc., a Delaware corporation (the “Parent” or “BVI”) named on the signature pages hereto (collectively, the “Existing Subsidiaries”) and each other Subsidiary of BVI hereafter becoming party hereto (together with the Existing Subsidiaries, each (each, a  ”Guarantor” and, collectively, the “Guarantors”), in favor of Portside Growth & Opportunity Fund, a company organized under the laws of the Cayman Islands, in its capacity as collateral agent (in such capacity, the ”Collateral Agent”) on behalf of the “Buyers” (as defined below) party to the Securities Purchase Agreement, dated as of even date herewith (as amended, restated or otherwise modified from time to time, the “Securities Purchase Agreement”).

W I T N E S S E T H :

WHEREAS, the Parent and each party listed as a “Buyer” on the Schedule of Buyers attached thereto are parties to a Securities Purchase Agreement;

WHEREAS, the Parent and the Existing Subsidiaries have each executed and delivered a Pledge and Security Agreement dated as of even date herewith, in favor of the Collateral Agent (as amended, restated or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, it is a condition precedent to the Buyers’ obligation under the Securities Purchase Agreement that each of the Existing Subsidiaries execute and deliver to the Collateral Agent a guaranty guaranteeing all of the obligations of the Parent thereunder, and that each future domestic Subsidiary or material foreign Subsidiary of the Parent become a party to this Guaranty and the Security Agreement; and

WHEREAS, each Guarantor has determined that its execution, delivery and performance of this Guaranty directly benefit, and are within the corporate purposes and in the best interests of, such Guarantor;

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Buyers to perform under the Securities Purchase Agreement, each Guarantor hereby agrees with the Collateral Agent as follows:

SECTION 1.     Definitions.  Reference is hereby made to the Securities Purchase Agreement and the “Notes” (as defined therein) issued pursuant thereto (as such Notes may be amended, restated, replaced or otherwise modified from time to time in accordance with the terms thereof, collectively, the “Notes”) for a statement of the terms thereof.  All terms used in this Guaranty, which are defined in the Security Agreement, the Securities Purchase Agreement or the Notes and not otherwise defined herein, shall have the same meanings herein as set forth therein.

SECTION 2.     Guaranty.  Each Guarantor hereby unconditionally and irrevocably, jointly and severally, guarantees the punctual payment, as and when due and payable, by stated maturity or otherwise, of all Obligations of the Parent from time to time owing by it in respect of the Securities Purchase Agreement, the Notes and the other “Transaction Documents” (as defined in the Securities Purchase Agreement), including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding of the Parent or any Guarantor, whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such Insolvency Proceeding), and all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under any of the Transaction Documents (such obligations, to the extent not paid by the Parent, being the ”Guaranteed Obligations”), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) reasonably incurred by the Collateral Agent and the Buyers in enforcing any rights under this Guaranty.  Without limiting the generality of the foregoing, each Guarantor’s liability hereunder shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Parent to the Collateral Agent and the Buyers under the Securities Purchase Agreement and the Notes but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Guarantor or the Parent (each, a “Transaction Party”).

SECTION 3.     Guaranty Absolute; Continuing Guaranty; Assignments.

(a)                                  Each Guarantor, jointly and severally, guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Transaction Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Collateral Agent or the Buyers with respect thereto.  The obligations of each Guarantor under this Guaranty are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against any Guarantor to enforce such obligations, irrespective of whether any action is brought against any Transaction Party or whether any Transaction Party is joined in any such action or actions.  The liability of each Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

(i)                                     any lack of validity or enforceability of any Transaction Document or any agreement or instrument relating thereto;

(ii)                                  any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Transaction Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Transaction Party or otherwise;

(iii)                               any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

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(iv)                              any change, restructuring or termination of the corporate, limited liability company or partnership structure or existence of any Transaction Party; or

(v)                                 any other circumstance (including any statute of limitations) or any existence of or reliance on any representation by the Collateral Agent or the Buyers that might otherwise constitute a defense available to, or a discharge of, any Transaction Party or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Collateral Agent, the Buyers or any other Person upon the insolvency, bankruptcy or reorganization of any Transaction Party or otherwise, all as though such payment had not been made.

(b)                                 This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until the indefeasible cash payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty and shall not terminate for any reason prior to the Maturity Date and (ii) be binding upon each Guarantor and its respective successors and assigns.  This Guaranty shall inure to the benefit of and be enforceable by the Collateral Agent, the Buyers and their successors, pledgees, transferees and assigns.  Without limiting the generality of the foregoing sentence, any Buyer may pledge, assign or otherwise transfer all or any portion of its rights and obligations under any Transaction Document to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Buyer herein or otherwise, in each case as provided in the Securities Purchase Agreement.

SECTION 4.     Waivers.  Each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Collateral Agent or the Buyers exhaust any right or take any action against any Transaction Party or any other Person or any Collateral.  Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section 4 is knowingly made in contemplation of such benefits.  Each Guarantor hereby waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

SECTION 5.     Subrogation.  No Guarantor may exercise any rights that it may now or hereafter acquire against any Transaction Party or any other guarantor that arise from the existence, payment, performance or enforcement of such Guarantor’s obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Collateral Agent and the Buyers against any Transaction Party or any other guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Transaction Party or any other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have indefeasibly been paid in full in cash.  If any amount shall be paid to any Guarantor in

3

violation of the immediately preceding sentence at any time prior to the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty, such amount shall be held in trust for the benefit of the Collateral Agent and the Buyers and shall forthwith be paid to the Collateral Agent and the Buyers to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Transaction Document, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising.  If (a) any Guarantor shall make payment to the Collateral Agent and the Buyers of all or any part of the Guaranteed Obligations, and (b) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall indefeasibly be paid in full in cash, the Collateral Agent and the Buyers will, at such Guarantor’s request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor.

SECTION 6.     Representations, Warranties and Covenants.  Each Guarantor hereby represents and warrants as follows:

(a)                                  Such Guarantor:  (i) is an entity, duly organized, validly existing and in good standing (or such other similar concept) under the laws of the jurisdiction of its organization as set forth on the first page hereof; (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated and to execute and deliver this Guaranty and each other Transaction Document to which such Guarantor is a party, and to consummate the transactions contemplated hereby and thereby; and (iii) is duly qualified to do business and is in good standing (or such other similar concept) in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.

(b)                                 The execution, delivery and performance by such Guarantor of this Guaranty and each other Transaction Document to which such Guarantor is a party: (i) have been duly authorized by all necessary action; (ii) do not and will not contravene its charter or by-laws (or other applicable constitutive documents), its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law or any contractual restriction binding on or otherwise affecting such Guarantor or its properties; (iii) do not and will not result in or require the creation of any lien (other than pursuant to any Transaction Document) upon or with respect to any of its properties; and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to it or its operations or any of its properties, except in the case of this clause (iv), for such any such default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal as would not be reasonably expected to have a Material Adverse Effect.

(c)                                  No authorization or approval or other action by, and no notice to or filing with, any governmental authority is required in connection with the due execution, delivery and performance by such Guarantor of this Guaranty or any of the other Transaction Documents to which such Guarantor is a party, except for the filing of any financing statements on Form UCC-1

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or such other registrations, filings or recordings as may be necessary to perfect the lien purported to be created by any Transaction Documents to which such Guarantor is a party.

(d)                                 Each of this Guaranty and the other Transaction Documents to which such Guarantor is or will be a party, when delivered, will be, a legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, suretyship or other similar laws.

(e)                                  There is no pending or, to the best knowledge of such Guarantor, threatened action, suit or proceeding affecting such Guarantor or to which any of the properties of such Guarantor is subject, before any court or other governmental authority or any arbitrator that (i) if adversely determined, could have a Material Adverse Effect or (ii) relates to this Guaranty or any of the other Transaction Documents to which such Guarantor is a party or any transaction contemplated hereby or thereby.

(f)                                    Such Guarantor:  (i) has read and understands the terms and conditions of the Securities Purchase Agreement and the other Transaction Documents; and (ii) now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of the Parent and the other Transaction Parties, and has no need of, or right to obtain from the Collateral Agent or any Buyer, any credit or other information concerning the affairs, financial condition or business of the Parent or the other Transaction Parties that may come under the control of the Collateral Agent or any Buyer.

(g)                                 Such Guarantor covenants and agrees that until indefeasible full and final payment of the Guaranteed Obligations, it will comply in all material respects with each of the covenants (except to the extent applicable only to a public company, or applicable to BVI as the parent company of such Guarantor), which are set forth in Section 4 of the Securities Purchase Agreement as if such Guarantor were a party thereto.

SECTION 7.     Right of Set-off.  Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent or any Buyer may, and is hereby authorized to, at any time and from time to time, without notice to any Guarantor (any such notice being expressly waived by each Guarantor) and to the fullest extent permitted by law, set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Collateral Agent or any Buyer to or for the credit or the account of any Guarantor against any and all obligations of any Guarantor now or hereafter existing under this Guaranty or any other Transaction Document, irrespective of whether or not the Collateral Agent or any Buyer shall have made any demand under this Guaranty or any other Transaction Document and although such obligations may be contingent or unmatured.  The Collateral Agent and each Buyer agrees to notify the relevant Guarantor promptly after any such set-off and application made by the Collateral Agent or such Buyer, provided that the failure to give such notice shall not affect the validity of such set-off and application.  The rights of the Collateral Agent and the Buyers under this Section 7 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Collateral Agent and the Buyers may have under this Guaranty or any other Transaction Document in law or otherwise.

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SECTION 8.     Notices, Etc.  All notices and other communications provided for hereunder shall be in writing and shall be mailed, telecopied or delivered, if to any Guarantor, to it at its address set forth on the signature page hereto, or if to the Collateral Agent, to it at its address set forth in the Securities Purchase Agreement; or as to either such Person at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 8.  All such notices and other communications shall be effective (i) if mailed (by certified mail, postage prepaid and return receipt requested), when received or three Business Days after deposited in the mails, whichever occurs first; (ii) if telecopied, when transmitted and confirmation is received, provided same is on a Business Day and, if not, on the next Business Day; or (iii) if delivered, upon delivery, provided same is on a Business Day and, if not, on the next Business Day.

SECTION 9.     CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE.  ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER TRANSACTION DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS GUARANTY, EACH GUARANTOR HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS.  EACH GUARANTOR HEREBY IRREVOCABLY APPOINTS THE SECRETARY OF STATE OF THE STATE OF NEW YORK AS ITS AGENT FOR SERVICE OF PROCESS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING AND FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS AND IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, AT ITS ADDRESS FOR NOTICES AS SET FORTH ON THE SIGNATURE PAGE HERETO AND TO THE SECRETARY OF STATE OF THE STATE OF NEW YORK, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING.  NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT AND THE BUYERS TO SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY GUARANTOR IN ANY OTHER JURISDICTION.  EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  TO THE EXTENT THAT ANY GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY AND THE OTHER TRANSACTION DOCUMENTS.

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SECTION 10.     WAIVER OF JURY TRIAL, ETC.  EACH GUARANTOR HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS GUARANTY OR THE OTHER TRANSACTION DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY OR THE OTHER TRANSACTION DOCUMENTS, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  EACH GUARANTOR CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF THE COLLATERAL AGENT OR ANY BUYER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE COLLATERAL AGENT OR ANY BUYER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS.  EACH GUARANTOR HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE COLLATERAL AGENT AND THE BUYERS ENTERING INTO THIS GUARANTY.

SECTION 11.     Taxes.

(a)                                  All payments made by any Guarantor hereunder or under any other Transaction Document shall be made in accordance with the terms of the Securities Purchase Agreement and shall be made without set-off, counterclaim, deduction or other defense.  All such payments shall be made free and clear of and without deduction for any present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on the net income of the Buyers by the jurisdiction in which such Buyer is organized or where it has its principal lending office (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities, collectively or individually, “Taxes”).  If any Guarantor shall be required to deduct or to withhold any Taxes from or in respect of any amount payable hereunder or under any other Transaction Document;

(i)                                     the amount so payable shall be increased to the extent necessary so that after making all required deductions and withholdings (including Taxes on amounts payable to the Collateral Agent or the Buyers pursuant to this sentence) the Collateral Agent or the Buyers receive an amount equal to the sum they would have received had no such deduction or withholding been made,

(ii)                                  such Guarantor shall make such deduction or withholding,

(iii)                               such Guarantor shall pay the full amount deducted or withheld to the relevant taxation authority in accordance with applicable law, and

(iv)                              as promptly as possible thereafter, such Guarantor shall send the Collateral Agent and the Buyers an official receipt (or, if an official receipt is not available, such other documentation as shall be satisfactory to the Collateral Agent or the Buyers, as the case may be) showing payment.  In addition, such Guarantor agrees to pay any present or future taxes, charges or similar levies which arise from any payment made

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hereunder or from the execution, delivery, performance, recordation or filing of, or otherwise with respect to, this Guaranty or any other Transaction Document other than any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Guaranty or any other Transaction Document (collectively, “Other Taxes”).

(b)                                 Each Guarantor hereby, jointly and severally, indemnifies and agrees to hold the Collateral Agent and the Buyers harmless from and against Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 11) paid by the Collateral Agent or any Buyer and any liability (including penalties, interest and expenses for nonpayment, late payment or otherwise) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted.  This indemnification shall be paid within 30 days from the date on which the Collateral Agent or any Buyer makes written demand therefor, which demand shall identify the nature and amount of Taxes or Other Taxes.

(c)                                  If any Guarantor fails to perform any of its obligations under this Section 11, each Guarantor shall, jointly and severally, indemnify the Collateral Agent and the Buyers for any taxes, interest or penalties that may become payable as a result of any such failure.  The obligations of the Parent under this Section 11 shall survive the termination of this Guaranty and the payment of the Obligations and all other amounts payable hereunder.

SECTION 12.     Miscellaneous.

(a)                                  Each Guarantor will make each payment hereunder in lawful money of the United States of America and in immediately available funds to the Collateral Agent, for the benefit of the Buyers, at such address specified by the Collateral Agent from time to time by notice to such Guarantor.

(b)                                 No amendment or waiver of any provision of this Guaranty and no consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by such Guarantor and the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(c)                                  No failure on the part of the Collateral Agent or any Buyer to exercise, and no delay in exercising, any right hereunder or under any other Transaction Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder or under any Transaction Document preclude any other or further exercise thereof or the exercise of any other right.  The rights and remedies of the Collateral Agent and the Buyers provided herein and in the other Transaction Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.  The rights of the Collateral Agent and the Buyers under any Transaction Document against any party thereto are not conditional or contingent on any attempt by the Collateral Agent and the Buyers to exercise any of their rights under any other Transaction Document against such party or against any other Person.

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(d)                                 Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(e)                                  This Guaranty shall (i) be binding on each Guarantor and its respective successors and assigns, and (ii) inure, together with all rights and remedies of the Collateral Agent and the Buyers hereunder, to the benefit of the Collateral Agent and the Buyers and their respective successors, transferees and assigns.  Without limiting the generality of clause (ii) of the immediately preceding sentence, any Buyer may assign or otherwise transfer its rights and obligations under the Securities Purchase Agreement or any other Transaction Document to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Buyers herein or otherwise.  Each Guarantor agrees that each participant shall be entitled to the benefits of Section 11 with respect to its participation in any portion of the Notes as if it was a Buyer.  None of the rights or obligations of any Guarantor hereunder may be assigned or otherwise transferred without the prior written consent of the Collateral Agent.

(f)                                    This Guaranty and the other Transaction Documents represent the entire agreement of each Guarantor, the Collateral Agent and the Buyers with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Collateral Agent or any Buyer relative to the subject matter thereof not expressly set forth or referred to herein or in the other Transaction Documents.

(g)                                 Section headings herein are included for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose.

(h)                                 THIS GUARANTY AND THE OTHER TRANSACTION DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER TRANSACTION DOCUMENT) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

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IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed by an officer thereunto duly authorized, as of the date first above written.

BroadVision Italia SrL

By:
Name:
Title:
Address:

BroadVision (U.K.) Ltd.

By:
Name:
Title:
Address:

BroadVision Japan K.K.

By:
Name:
Title:
Address: